UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
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Pentair plc
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PENTAIR PLC
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held May 10, 2016
Our Annual General Meeting of Shareholders will be held at the Four Seasons Hotel, Hamilton Place, Park Lane, London, England, W1J7DR, on Tuesday, May 10, 2016, at 8:00 a.m. local time, to consider and vote upon the following proposals:

1.	By separate resolutions, to re-elect the following director nominees:

(a) Glynis A. Bryan	(e) T. Michael Glenn	(i) Ronald L. Merriman
(b) Jerry W. Burris	(f) David H. Y. Ho	(j) William T. Monahan
(c) Carol Anthony (John) Davidson	(g) Randall J. Hogan	(k) Billie Ida Williamson
(d) Jacques Esculier	(h) David A. Jones

2.	To approve, by non-binding advisory vote, the compensation of the named executive officers.

3.
To ratify, by non-binding advisory vote, the appointment of Deloitte & Touche LLP as the independent auditors of Pentair plc and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the auditors’ remuneration.

4.	To authorize the price range at which Pentair plc can re-allot shares it holds as treasury shares under Irish law.

5.	To amend Pentair plc’s Articles of Association to increase the maximum number of directors from eleven to twelve.

6.	To amend Pentair plc’s (A) Articles of Association to make certain administrative amendments and (B) Memorandum of Association to make certain administrative amendments.

7.	To consider and act on such other business as may properly come before the Annual General Meeting or any adjournment of the Annual General Meeting.
Proposals 1, 2, 3 and 5 are ordinary resolutions, requiring the approval of a simple majority of the votes cast at the meeting. Proposals 4 and 6 are special resolutions, requiring the approval of not less than 75% of the votes cast.
During the Annual General Meeting, following a review of Pentair plc’s affairs, management will also present, and the auditors will report to shareholders on, Pentair plc’s Irish statutory financial statements.
Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland, at 8:00 a.m. local time. See “Questions and Answers About Proxy Materials, Voting and the Annual General Meeting” for further information on participating in the Annual General Meeting in Ireland.
Your vote is important. Only shareholders of record as of the close of business on March 7, 2016 are entitled to receive notice of and to vote at the Annual General Meeting. All of our shareholders are cordially invited to attend the meeting. We encourage you to vote your shares by submitting a proxy as soon as possible, AND IN ANY EVENT AT LEAST 48 HOURS BEFORE THE ANNUAL GENERAL MEETING. You may submit a proxy by Internet or telephone as described in the Notice of Internet Availability of Proxy Materials. Alternatively, you may request a printed proxy card to submit your proxy as described in the Notice of Internet Availability of Proxy Materials. You may vote in person at the Annual General Meeting even if you submit your proxy by Internet, telephone or mail. IF YOU PLAN TO SUBMIT A PROXY, YOU MUST SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE, OR YOUR PRINTED PROXY CARD MUST BE RECEIVED AT THE ADDRESS STATED ON THE CARD, BY NO LATER THAN 8:00 A.M. LOCAL TIME (3:00 A.M. EASTERN DAYLIGHT TIME) ON MAY 8, 2016.
If you are a shareholder who is entitled to attend and vote at the Annual General Meeting, then you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. A proxy is not required to be a shareholder. If you wish to appoint as proxy any person other than the individuals specified by Pentair plc, please contact our Corporate Secretary at our registered office, and also note that your nominated proxy must attend the Annual General Meeting in person in order for your votes to be cast.
By Order of the Board of Directors
Angela D. Jilek, Secretary
March 25, 2016

PROXY STATEMENT
FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
PENTAIR PLC
TO BE HELD ON TUESDAY, MAY 10, 2016
TABLE OF CONTENTS

Page

Questions and Answers about Proxy Materials, Voting and the Annual General Meeting	1
Corporate Governance Matters	5
Proposal 1 — Re-elect Eleven Director Nominees	9
Proposal 2 — Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers	15
Proposal 3 — Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditors of Pentair plc and Authorize, by Binding Vote, the Audit and Finance Committee to Set the Auditors’ Remuneration	17
Proposal 4 — Authorize the Price Range at which Pentair plc Can Re-allot Shares It Holds as Treasury Shares Under Irish Law	19
Proposal 5 — Amend Pentair plc’s Articles of Association to Increase the Maximum Number of Directors from Eleven to Twelve	20
Proposal 6 — Amend Pentair plc’s (A) Articles of Association to Make Certain Administrative Amendments and (B) Memorandum of Association to Make Certain Administrative Amendments	22
Compensation Discussion and Analysis	24
Compensation Committee Report	35
Executive Compensation	36
Summary Compensation Table	36
Grants of Plan-Based Awards in 2015	38
Outstanding Equity Awards at December 31, 2015	39
Option Exercises and Stock Vested Table	41
Pension Benefits	41
Nonqualified Deferred Compensation Table	43
Potential Payments Upon Termination or Change in Control	45
Risk Considerations in Compensation Decisions	49
Director Compensation	50
Security Ownership	53
Audit and Finance Committee Report	55
Section 16(a) Beneficial Ownership Reporting Compliance	55
Shareholder Proposals for the 2017 Annual General Meeting of Shareholders	55
Irish Companies Act 2014 (The “New Act”)	56
2015 Annual Report on Form 10-K	56
Reduce Duplicate Mailings	56
Appendix A – Proposed Amendment to Article 71 of the Articles of Association of Pentair plc	A-1
Appendix B – Summary of Optional Provisions of the Companies Act 2014 from Which Pentair plc Proposes to Opt Out and Administrative Amendments to Pentair plc’s Articles of Association	B-1
Appendix C – Companies Act 2014 Amendments to the Memorandum and Articles of Association of Pentair plc	C-1
Appendix D – Reconciliation of GAAP to Non-GAAP Financial Measures	D-1

PROXY STATEMENT
FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
PENTAIR PLC
TO BE HELD ON TUESDAY, MAY 10, 2016
QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS, VOTING
AND THE ANNUAL GENERAL MEETING
Why did I receive these proxy materials?
We are providing these proxy materials to you because the Board of Directors of Pentair plc (the “Board”) is soliciting proxies for use at our Annual General Meeting of Shareholders to be held on May 10, 2016. We either (i) mailed you a Notice of Internet Availability of Proxy Materials on or before March 25, 2016 notifying each shareholder entitled to vote at the Annual General Meeting how to vote and how to electronically access a copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 or (ii) mailed you a printed copy of such proxy materials and a proxy card in paper format. You received these proxy materials because you were a shareholder of record as of the close of business on March 7, 2016.
If you received a Notice of Internet Availability of Proxy Materials and would like to receive a printed copy of our proxy materials, including a proxy card in paper format on which you may submit your vote by mail, you should follow the instructions for requesting such proxy materials in the Notice of Internet Availability of Proxy Materials.
This Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and our Irish statutory financial statements and directors’ and auditors’ reports are available online at www.proxyvote.com. These materials provide you with the information you need to know to vote your shares. In this Proxy Statement, we may also refer to Pentair plc as “the company,” “we,” “our” or “us.”
What is a proxy?
A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. By voting your proxy, you are giving the persons named on the proxy card the authority to vote your shares in the manner you indicate on your proxy card. You may vote your proxy by telephone or over the Internet as directed in the Notice of Internet Availability of Proxy Materials or, if you have requested or received a proxy card, by signing and dating the proxy card and submitting it by mail.
What is the difference between a shareholder of record and a beneficial owner?
If your shares are registered directly in your name with Computershare Trust Company, N.A., our transfer agent, you are a “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other custodian or nominee, you are considered the beneficial owner of shares held in “street name.” As a beneficial owner, you have the right to direct your broker, bank or other custodian or nominee on how to vote your shares.
Who is entitled to vote at the Annual General Meeting and how many votes do I have?
The Board has set the close of business on March 7, 2016 (Eastern Standard Time) as the record date for the Annual General Meeting. At the close of business on the record date, we had 180,689,113 ordinary shares outstanding and entitled to vote. All shareholders of record at the close of business on the record date are entitled to vote on the matters set forth in this Proxy Statement and any other matter properly presented at the Annual General Meeting. Beneficial owners whose banks, brokers or other custodians or nominees are shareholders registered in our share register with respect to the beneficial owners’ shares at the close of business on the record date are entitled to vote on the matters set forth in this Proxy Statement and any other matter properly presented at the Annual General Meeting. Each ordinary share is entitled to one vote on each matter properly brought before the Annual General Meeting.
How do I vote if I am a shareholder of record?
If you are a shareholder of record of ordinary shares, you can vote in the following ways:

•	By Internet: You can vote over the Internet at www.proxyvote.com by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card.

•	By Telephone: You can vote over the telephone by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card.

•
By Mail: If you have requested or received a paper copy of a proxy card by mail, you can vote by completing the proxy card and then signing, dating and mailing the proxy card in the postage-paid envelope (which will be forwarded to Pentair plc’s registered address electronically).

•	At the Annual General Meeting: If you plan to attend the Annual General Meeting and wish to vote your ordinary shares in person, we will give you a ballot at the meeting.
How do I vote if I am a beneficial owner?
If you are a beneficial owner of ordinary shares, you can vote in the following ways:

•	General: You can vote by following the materials and instructions provided by your bank, broker or other custodian or nominee.

•
At the Annual General Meeting: If you plan to attend the Annual General Meeting and wish to vote your ordinary shares in person, then you must obtain a legal proxy, executed in your favor, from the shareholder of record of your shares (i.e., your broker, bank or other custodian or nominee) and bring it to the Annual General Meeting.

What is the deadline to vote my shares if I do not vote in person at the Annual General Meeting?
If you are a shareholder of record, you may vote by Internet or by telephone until 8:00 a.m. local time (3:00 a.m. Eastern Daylight Time) on May 8, 2016. If you are a shareholder of record and submit a proxy card, the proxy card must be received at the address stated on the proxy card by 8:00 a.m. local time (3:00 a.m. Eastern Daylight Time) on May 8, 2016. If you are a beneficial owner, please follow the voting instructions provided by your bank, broker or other custodian or nominee.
How do I attend the Annual General Meeting?
All shareholders of record as of the close of business on the record date are invited to attend and vote at the Annual General Meeting. For admission to the Annual General Meeting, shareholders should bring a form of photo identification to the shareholders check-in area at the meeting, where their ownership will be verified. Those who beneficially own shares should also bring account statements or letters from their banks, brokers or other custodians or nominees that they own our ordinary shares as of March 7, 2016 (see above for further information if you also intend to vote at the Annual General Meeting). Registration will begin at 7:00 a.m. (local time) and the Annual General Meeting will begin at 8:00 a.m. (local time) on May 10, 2016.
Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland at 8:00 a.m. (local time) and the requirements for admission to the Annual General Meeting, as set out above, apply.

May I change or revoke my proxy?
If you are a shareholder of record and have already voted, you may change or revoke your proxy before it is exercised at the Annual General Meeting in the following ways:

•	By voting by Internet or telephone at a date later than your previous vote but prior to the voting deadline (which is 8:00 a.m. local time or 3:00 a.m. Eastern Daylight Time on May 8, 2016);

•
By mailing a proxy card that is properly signed and dated later than your previous vote and that is received prior to the voting deadline (which is 8:00 a.m. local time or 3:00 a.m. Eastern Daylight Time on May 8, 2016); or

•	By attending the Annual General Meeting and voting in person.
If you are a beneficial owner, you must contact the record holder of your shares to revoke a previously authorized proxy or voting instructions.
What proposals are being presented at the Annual General Meeting and what vote is required to approve each proposal?
We intend to present the proposals set forth below for shareholder consideration and voting at the Annual General Meeting. Each proposal requires an affirmative vote at the level set forth below.

Proposal	Vote Required
1. Re-elect eleven director nominees	Majority of votes cast
2. Approve, by non-binding advisory vote, the compensation of the Named Executive Officers	Majority of votes cast
3. Ratify, by non-binding advisory vote, the appointment of Deloitte & Touche LLP as the independent auditors of Pentair plc and to authorize, by binding vote, the Audit and Finance Committee to set the auditors’ remuneration
Majority of votes cast
4. Authorize the price range at which Pentair plc can re-allot shares it holds as treasury shares under Irish law	75% of votes cast
5. Amend Pentair plc’s Articles of Association to increase the maximum number of directors from eleven to twelve	Majority of votes cast
6. Amend Pentair plc’s (A) Articles of Association to make certain administrative amendments and (B) Memorandum of Association to make certain administrative amendments	75% of votes cast
What are the Board’s recommendations on how I should vote my shares?
The Board unanimously recommends that you vote your shares FOR each of Proposals 1–6.
What is the effect of broker non-votes and abstentions?
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Although brokers have discretionary power to vote your shares with respect to “routine” matters, they do not have discretionary power to vote your shares on “non-routine” matters pursuant to New York Stock Exchange (“NYSE”) rules. If you do not provide voting instructions for proposals considered “non-routine” a “broker non-vote” occurs. We believe that Proposals 1, 2, 5 and 6 will be considered “non-routine” under NYSE rules and therefore your broker will not be able to vote your shares with respect to these proposals unless the broker receives appropriate instructions from you. If a broker does not receive voting instructions from you regarding Proposals 1, 2, 5 and 6, the “broker non-vote” will have no effect on the vote on such agenda items. The “routine” proposals in this Proxy Statement are Proposals 3 and 4, for which your broker has discretionary voting authority under the NYSE rules to vote your shares, even if the broker does not receive voting instructions from you.
Ordinary shares owned by shareholders electing to abstain from voting on any of the Proposals will have no effect on any of the Proposals.
How will my shares be voted if I do not specify how they should be voted?
If you submit a proxy to the company-designated proxy holders and do not provide specific voting instructions, you instruct the company-designated proxy holders, or, if your shares are held in the Pentair Retirement Savings and Stock Incentive Plan, Fidelity Management Trust Company (or its designated affiliate) to vote your shares in accordance with the recommendations of the Board.
If your shares are held in the Pentair Retirement Savings and Stock Incentive Plan and you do not submit a proxy, Fidelity Management Trust Company (or its designated affiliate) will vote your shares along with all other uninstructed shares in proportion to the voting by Pentair Retirement Savings and Stock Incentive Plan shares for which instructed proxies were received.
How will voting on any other business be conducted?
Other than matters incidental to the conduct of the Annual General Meeting and those set forth in this Proxy Statement, we do not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, you instruct the company-designated proxy holders, in the absence of other specific instructions or the appointment of other proxy holders, to vote your shares in accordance with the recommendations of the Board.
What constitutes a quorum for the Annual General Meeting?
Our Articles of Association provide that all resolutions and elections made at a shareholders’ meeting require the presence, in person or by proxy, of a majority of all shares entitled to vote, with abstentions and broker non-votes regarded as present for purposes of establishing the quorum.

Who will count the votes?
Representatives from The Carideo Group, Inc. will count the votes and serve as our Inspectors of Election.
Who will pay for the cost of this proxy solicitation?
We will pay the costs of soliciting proxies sought by the Board. Proxies may be solicited on our behalf by our directors, officers or employees telephonically, electronically or by other means of communication. We have engaged Morrow & Co., LLC to assist us in the solicitation of proxies at a cost to us of $10,000, plus out-of-pocket expenses. We have requested that banks, brokers and other custodians and nominees who hold ordinary shares on behalf of beneficial owners forward soliciting materials to those beneficial owners. Upon request, we will reimburse banks, brokers and other custodians and nominees for reasonable expenses incurred by them in forwarding these soliciting materials to beneficial owners of our ordinary shares.
Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?
As explained in more detail below, we are using the “notice and access” system adopted by the U.S. Securities and Exchange Commission (the “SEC”) relating to the delivery of our proxy materials over the Internet. As a result, we mailed to many of our shareholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. Shareholders who received the notice will have the ability to access the proxy materials over the Internet and to request a paper copy of the proxy materials by mail, by e-mail or by telephone. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. In addition, the notice contains instructions on how shareholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. The Notice of Internet Availability of Proxy Materials also serves as a Notice of Meeting.
What are the “notice and access” rules and how do they affect the delivery of the proxy materials?
The SEC’s notice and access rules allow us to deliver proxy materials to our shareholders by posting the materials on an Internet website, notifying shareholders of the availability of the proxy materials on the Internet and sending paper copies of proxy materials upon shareholder request. We believe that the notice and access rules allow us to use Internet technology that many shareholders prefer, continue to provide our shareholders with the information that they need and, at the same time, ensure more prompt delivery of the proxy materials. The notice and access rules also lower our cost of printing and delivering the proxy materials and minimize the environmental impact of printing paper copies.
Why did I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?
You may have received multiple Notices of Internet Availability of Proxy Materials or proxy cards if you hold your shares in different ways or accounts (for example, 401(k) accounts, joint tenancy, trusts, custodial accounts) or in multiple accounts. If you are the beneficial owner of shares held in “street name,” you will receive your voting information from your bank, broker or other custodian or nominee, and you will vote as indicated in the materials you receive from your bank, broker or other custodian or nominee. You should vote your proxy for each separate account you have.

CORPORATE GOVERNANCE MATTERS
Board Governance
The Board has adopted and regularly reviews and, if appropriate, revises our Corporate Governance Principles and written charters for its Audit and Finance Committee, Compensation Committee and Governance Committee in accordance with rules of the SEC and the NYSE. We and our Board continue to be committed to the highest standards of corporate governance and ethics. The Board has adopted Pentair’s Code of Business Conduct and Ethics and has designated it as the code of ethics for our Chief Executive Officer and senior financial officers. Copies of all of these documents are available, free of charge, on our website at http://www.pentair.com/en/about-us/leadership/corporate-governance.
Board Leadership Structure
Our Corporate Governance Principles describe our policies concerning:

•	Selection and Composition of the Board;

•	Board Leadership;

•	Board Composition and Performance;

•	Responsibilities of the Board;

•	Board Relationship to Senior Management;

•	Meeting Procedures;

•	Committee Matters; and

•	Leadership Development.
We do not have a policy requiring the positions of Chairman of the Board and Chief Executive Officer to be held by different persons. Rather, the Board has the discretion to determine whether or not the positions should be combined or split. Since 2002, our Chief Executive Officer has also been the Chairman of the Board. The Board believes that this leadership structure has worked well for several reasons, among them:

•	We historically have had a super-majority of independent directors with the Chief Executive Officer generally the only employee of our company serving as a director;

•	We have and have had since 2003 an independent member of the Board as our Lead Director;

•	Our Lead Directors have served as an effective communication channel between the independent Board members and the Chief Executive Officer and among the independent Board members;

•	Our independent directors meet in executive session without the Chief Executive Officer present at every regular meeting of the Board; and

•	Our annual Board assessment process addresses issues of Board structure and director performance.
Our Lead Director is selected by the independent directors on our Board. His role is to provide independent leadership to the Board, act as liaison between the non-employee directors and our company, and ensure that the Board operates independently of management. The principal responsibilities assigned to the Lead Director include:

•	Chairing the Board in the absence of the Chief Executive Officer;

•	Presiding over all executive sessions of the Board;

•	In conjunction with the Chairman of the Compensation Committee, giving annually the Board’s performance review of the Chief Executive Officer;

•	In conjunction with the Chairman of the Board, approving the agenda for Board meetings, including scheduling to assure sufficient time for discussion of all agenda items;

•	In conjunction with the Chairman of the Board and Committee Chairs, ensuring an appropriate flow of information to the Directors;

•	Holding one-on-one discussions with individual directors where requested by directors or the Board; and

•	Carrying out other duties as requested by the Board.

Board’s Role in Risk Oversight
At the direction of our Board, we have instituted an enterprise-wide risk management system to assess, monitor and mitigate risks that arise in the course of our business. The Board has determined that the Board as a whole, and not a separate committee, will oversee our risk management process. Each of our Board Committees has historically focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. Our chief financial officer and general counsel are the primary personnel responsible to the Board in the planning, assessment and reporting of our risk profile. The Board reviews an assessment of, and a report on, our risk profile on a regular basis.
Shareholder and Other Stakeholder Communication with the Board
If you are a shareholder or other stakeholder and wish to communicate with the Board, non-management directors as a group or any individual director, including the Lead Director, you may send a letter addressed to the relevant party, c/o Corporate Secretary, Pentair plc, P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU, United Kingdom. The Board has instructed the Corporate Secretary to forward such communications directly to the addressee(s).
Committees of the Board
The Board has three standing committees: the Audit and Finance Committee, the Compensation Committee and the Governance Committee. The committees generally hold meetings when the Board meets and additionally as needed. Management representatives attend each committee meeting. Independent directors generally also meet in executive session without management present at each meeting.

Audit and Finance Committee
Role:
The Audit and Finance Committee is responsible, among other things, for assisting the Board with oversight of our accounting and financial reporting processes, oversight of our financing strategy, investment policies and financial condition, and audits of our financial statements. These responsibilities include the integrity of the financial statements, compliance with legal and regulatory requirements, the independence and qualifications of our external auditor and the performance of our internal audit function and of the external auditor. The Audit and Finance Committee is directly responsible for the appointment, compensation, evaluation, terms of engagement (including retention and termination) and oversight of the independent registered public accounting firm to serve as external auditor. The Audit and Finance Committee holds meetings periodically with our independent and internal auditors, the Board and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment and compliance with our policies.

Meetings:	The Audit and Finance Committee held eight meetings in 2015.
Members:
The members of the Audit and Finance Committee are Ronald L. Merriman (Chair), Glynis A. Bryan, Jacques Esculier, David H.Y. Ho and Billie Ida Williamson. All members have been determined to be independent under SEC and NYSE rules. Mr. Merriman is a member of the audit committees of Aircastle Limited, Realty Income Corporation and Haemonetics Corporation, each of which is a public company. Ms. Williamson is a member of the audit committees of CSRA Inc., Energy Future Holdings Corp. and Janus Capital Group Inc., each of which is a public company. The Board has determined that neither Mr. Merriman’s nor Ms. Williamson’s service on the audit committees of three other public companies impairs the ability of Mr. Merriman to effectively serve as Chair of our Audit and Finance Committee or the ability of Ms. Williamson to effectively serve as a member of our Audit and Finance Committee.

Report:	You can find the Audit and Finance Committee Report under “Audit and Finance Committee Report” of this Proxy Statement.
Financial Experts:
The Board has unanimously determined that all members of the Audit and Finance Committee are financially literate under NYSE rules and at least one member has financial management expertise. In addition, the Board has determined that all members of the Audit and Finance Committee qualify as “audit committee financial experts” under SEC standards.

Compensation Committee
Role:
The Compensation Committee sets and administers the policies that govern executive compensation. This includes establishing and reviewing executive base salaries and administering cash bonus and equity-based compensation under the Pentair plc 2012 Stock and Incentive Plan. The Compensation Committee also sets the Chief Executive Officer’s compensation based on the Board’s annual evaluation of the Chief Executive Officer’s performance. The Compensation Committee has engaged Aon Hewitt, a human resources consulting firm, to aid the Compensation Committee in its annual review of our executive and director compensation programs for continuing appropriateness and reasonableness and to make recommendations regarding executive officer and director compensation levels and structures. In reviewing our compensation programs, the Compensation Committee also considers other sources to evaluate external market, industry and peer company practices. Information regarding the independence of Aon Hewitt is included under “Compensation Discussion and Analysis – Services of Compensation Consultant.” A more complete description of the Compensation Committee’s practices can be found under “Compensation Discussion and Analysis” under the headings “Compensation Committee Practices,” “Services of Compensation Consultant,” “Role of Executive Officers in Compensation Decisions” and “Comparative Framework.”

Meetings:	The Compensation Committee held four meetings in 2015.
Members:	The members of the Compensation Committee are David A. Jones (Chair), Jerry W. Burris, T. Michael Glenn and William T. Monahan. All members have been determined to be independent under NYSE rules.
Report:	You can find the Compensation Committee Report under “Compensation Committee Report” of this Proxy Statement.

Governance Committee
Role:
The Governance Committee is responsible for, among other things, identifying individuals qualified to become directors and recommending nominees to the Board for election at annual general meetings of shareholders. In addition, the Governance Committee monitors developments in director compensation and, as appropriate, recommends changes in director compensation to the Board. The Governance Committee is also responsible for developing and recommending to the Board our corporate governance principles. Finally, the Governance Committee oversees public policy matters and compliance with our Code of Business Conduct and Ethics.

Meetings:	The Governance Committee held four meetings in 2015.
Members:	The members of the Governance Committee are T. Michael Glenn (Chair), Jerry W. Burris, David A. Jones and William T. Monahan. All members have been determined to be independent under NYSE rules.
Compensation Committee Interlocks and Insider Participation
During 2015, we did not employ any member of the Compensation Committee as an officer or employee and there were no interlock relationships.
Independent Directors
The Board determines the independence of each director for election as a director. The Board makes these determinations in accordance with the NYSE rules for independence of directors and our categorical standards of independence included in our Corporate Governance Principles. Based on these standards, the Board affirmatively determined that each of the following non-employee directors are independent and has no material relationship with us, except as a director or shareholder:

(1) Glynis A. Bryan	(6) David H. Y. Ho
(2) Jerry W. Burris	(7) David A. Jones
(3) Carol Anthony (John) Davidson	(8) Ronald L. Merriman
(4) Jacques Esculier	(9) William T. Monahan
(5) T. Michael Glenn	(10) Billie Ida Williamson
In addition, based on the NYSE standards and our categorical standards of independence included in the Corporate Governance Principles, the Board affirmatively determined that Randall J. Hogan is not independent because he is our Chief Executive Officer.
In determining the independence of directors, our Governance Committee considers circumstances where one of our directors also serves as an employee of a company that is our customer or supplier. The Governance Committee has reviewed each of these relationships, which are set forth below. In each case, the relationship involves sales to or purchases from the organization indicated which (i) amount to less than the greater of $1 million or 2% of that organization’s consolidated gross revenues during each of 2015, 2014 and 2013; and (ii) during all relevant years were not of an amount or nature that impeded the director’s exercise of independent judgment.

Director	Relationships Considered
Glynis A. Bryan	Chief Financial Officer, Insight Enterprises, Inc.
Jacques Esculier	Chief Executive Officer of WABCO Holdings, Inc.
T. Michael Glenn	Executive Vice President – Market Development and Corporate Communications, FedEx Corporation; President and Chief Executive Officer – FedEx Corporate Services
David A. Jones	Senior Advisor, Oak Hill Capital Partners
Our Governance Committee also considered the fact that Carol Anthony (John) Davidson was Senior Vice President, Controller and Chief Accounting Officer of Tyco International Ltd. (“Tyco”) until September 28, 2012. Tyco was the parent company of Pentair Ltd. until the spin-off of Pentair Ltd. to Tyco’s shareholders occurred on September 28, 2012. Immediately following the spin-off, a wholly owned subsidiary of Pentair Ltd. merged with and into Pentair, Inc., with Pentair, Inc. surviving as a wholly owned subsidiary of Pentair Ltd. (the “Merger”). Due to the resulting leadership structure after the Merger, and the fact that Mr. Davidson’s relationship with the former parent of Pentair Ltd. ceased concurrently with the Merger, the Governance Committee determined that Mr. Davidson’s former officer position with Tyco did not impede Mr. Davidson’s exercise of independent judgment.
Policies and Procedures Regarding Related Person Transactions
Our Board has adopted written policies and procedures regarding related person transactions. For purposes of these policies and procedures:

•	a “related person” means any of our directors, executive officers or five-percent shareholders or any of their immediate family members; and

•
a “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are a participant and the amount involved exceeds $50,000, and in which a related person had or will have a direct or indirect material interest.

Potential related person transactions must be brought to the attention of the Governance Committee directly or to the General Counsel for transmission to the Governance Committee. Disclosure to the Governance Committee should occur before, if possible, or as soon as practicable after the related person transaction is effected, but in any event as soon as practicable after the executive officer or director becomes aware of the related person transaction. The Governance Committee’s decision whether or not to approve or ratify a related person transaction is to be made in light of a number of factors, including the following:

•
whether the terms of the related person transaction are fair to us and on terms at least as favorable as would apply if the other party was not or did not have an affiliation with any of our directors, executive officers or five-percent shareholders;

•	whether there are demonstrable business reasons for us to enter into the related person transaction;

•	whether the related person transaction could impair the independence of a director under our Corporate Governance Principles’ standards for director independence; and

•
whether the related person transaction would present an improper conflict of interest for any of our directors or executive officers, taking into account the size of the transaction, the overall financial position of the director or executive officer, the direct or indirect nature of the interest of the director or executive officer in the transaction, the ongoing nature of any proposed relationship, and any other factors the Committee deems relevant.

We had no related person transactions during 2015. To our knowledge, no related person transactions are currently proposed.

PROPOSAL 1
Re-elect Eleven Director Nominees
(Ordinary Resolution)
Proposal of the Board
The Board, upon the recommendation of the Governance Committee, proposes all of our incumbent directors as nominees for re-election as directors for one-year terms that expire at the conclusion of the 2017 Annual General Meeting of Shareholders: Glynis A. Bryan, Jerry W. Burris, Carol Anthony (John) Davidson, Jacques Esculier, T. Michael Glenn, David H.Y. Ho, Randall J. Hogan, David A. Jones, Ronald L. Merriman, William T. Monahan and Billie Ida Williamson.
If re-elected, each of the director nominees standing for re-election at the Annual General Meeting will serve on the Board until the Annual General Meeting in 2017. If any of the nominees should become unable to accept re-election, the persons named on the proxy card as proxies may vote for other person(s) selected by the Board. Management has no reason to believe that any of the nominees named above will be unable to serve their full term if elected.
Biographies of the director nominees follow. These biographies include their ages; an account of their specific business experience; the names of publicly held and certain other corporations of which they also are, or have been within the past five years, directors; and a discussion of their specific experience, qualifications, attributes or skills that led to the conclusion that they should serve as directors.
The text of the resolution in respect of Proposal 1 is as follows:
“IT IS RESOLVED, by separate resolutions, to re-elect the following director nominees:
(a) Glynis A. Bryan    (e) T. Michael Glenn    (i) Ronald L. Merriman
(b) Jerry W. Burris    (f) David H.Y. Ho    (j) William T. Monahan
(c) Carol Anthony (John) Davidson    (g) Randall J. Hogan    (k) Billie Ida Williamson”
(d) Jacques Esculier    (h) David A. Jones
Vote Requirement
Under our Articles of Association, the election of each director requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting. A nominee who does not receive a majority of the votes cast in an uncontested election will not be elected to our Board. Your proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.
Information About Directors
Board Composition
All of our incumbent directors, Glynis A. Bryan, Jerry W. Burris, Carol Anthony (John) Davidson, Jacques Esculier, T. Michael Glenn, David H.Y. Ho, Randall J. Hogan, David A. Jones, Ronald L. Merriman, William T. Monahan and Billie Ida Williamson, are standing for re-election at the Annual General Meeting.
Lead Director
William T. Monahan has served as the Board’s Lead Director since 2008 and acts as the presiding director for all executive sessions of the independent directors.
Directors’ Attendance
The Board held five meetings in 2015. In each of the regularly scheduled meetings, the independent directors in attendance also met in executive session, without the Chief Executive Officer or other management present. All directors attended at least 75% of the aggregate of all meetings of the Board and all meetings of the Committees on which they served during the period for which such persons served as directors in 2015. We expect our directors to attend our annual general meetings of shareholders. In May 2015, all of the directors then in office attended the 2015 Annual General Meeting of Shareholders, except for William T. Monahan who did not attend due to a family emergency.

Director Qualifications; Diversity and Tenure
The Governance Committee searches for qualified candidates to be a director, reviews the qualifications of each candidate and recommends to the Board the names of qualified candidates to be nominated for election or re-election as directors. The Board reviews the candidates recommended by the Governance Committee and nominates candidates for election or re-election by the shareholders.
The Governance Committee recognizes that the contribution of the Board will depend both on the character and capacities of the directors taken individually and on their collective strengths. With this in mind, the Governance Committee evaluates candidates in light of a number of criteria. Directors are chosen with a view to bringing to the Board a variety of experience and backgrounds and establishing a core of business advisers with financial and management expertise. The Governance Committee also considers candidates who have substantial experience outside the business community, such as in the public, academic or scientific communities. The Governance Committee also takes into account the tenure of a director who has already been serving on the Board with a view to having a mix of shorter tenured directors who provide a fresh perspective and longer tenured directors who provide experience regarding our company and its business.
When they consider possible candidates for appointment or election as directors, the Governance Committee and the Board are also guided by the following principles, found in our Corporate Governance Principles:

•	at least a majority of the Board must consist of independent directors;

•	each director should be chosen without regard to sex, sexual orientation, race, religion or national origin;

•	each director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

•	each director should be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•	each director should possess substantial and significant experience which would be of particular importance to us in the performance of the duties of a director;

•	each director should have sufficient time available to devote to our affairs in order to carry out the responsibilities of a director; and

•
each director should have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily the interests of a special interest group or constituency and be committed to enhancing long-term shareholder value.

Our Board’s policies on director qualifications emphasize our commitment to diversity at the Board level – diversity not only of sex, sexual orientation, race, religion or national origin but also diversity of experience, expertise and training. The Governance Committee in the first instance is charged with observance of these director selection guidelines, and strives in reviewing potential candidates to assess the fit of his or her qualifications with the needs of the Board and our company at that time, given the then current mix of directors’ attributes. Board composition, director effectiveness and Board processes, including director recruitment and selection, are all subject areas of our annual Board assessment.
Shareholder Nominees
Shareholders submitted to the Governance Committee no candidates for nomination for election as a director at the 2016 Annual General Meeting. According to our Articles of Association, a shareholder must give advance notice and furnish certain information in order to submit a nomination for election as a director. Any shareholder who wishes to present a candidate for consideration for election at the 2017 Annual General Meeting should send a letter identifying the name of the candidate and summary of the candidate’s qualifications, along with the other supporting documentation described in Articles 55, 57, 58 and 61 of our Articles of Association, to our Governance Committee. This letter should be addressed c/o Corporate Secretary, P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU, United Kingdom, no earlier than January 14, 2017 and no later than February 8, 2017 for consideration at the 2017 Annual General Meeting. You may find a copy of our Articles of Association on file with the SEC by searching the EDGAR archives at http://www.sec.gov/edgar/searchedgar/webusers.htm. You may also obtain a copy from us free of charge by submitting a written request to our principal executive offices at P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU, United Kingdom, Attention: Corporate Secretary.

Directors Standing For Re-election
Glynis A. Bryan, director since 2003, age 57.
Since 2007, Ms. Bryan has been the Chief Financial Officer of Insight Enterprises, Inc., a leading provider of information technology products and solutions to clients in North America, Europe, the Middle East and the Asia-Pacific region. Between 2005 and 2007, Ms. Bryan was the Executive Vice President and Chief Financial Officer of Swift Transportation Co., a holding company which operates the largest fleet of truckload carrier equipment in the United States. Between 2001 and 2005, Ms. Bryan was the Chief Financial Officer of APL Logistics, the supply-chain management arm of Singapore-based NOL Group, a logistics and global transportation business. Prior to joining APL, Ms. Bryan spent 16 years with Ryder System, Inc., a truck leasing company, where she held a series of progressively responsible positions in finance. In her last assignment, Ms. Bryan was Senior Vice President of Ryder Capital Services, where she led the development of the firm’s capital services business. In 1999 and 2000, Ms. Bryan served as Senior Vice President and Chief Financial Officer of Ryder Transportation Services.
Ms. Bryan has extensive global financial and accounting experience in a variety of business operations, especially in logistics services. Ms. Bryan originally served on the Audit and Finance Committee of the Board for five years, and was selected in 2009 by the Board to serve as the Chair of the Governance Committee. In 2015, Ms. Bryan returned to the Audit and Finance Committee.
Jerry W. Burris, director since 2007, age 52.
Mr. Burris is the former President and Chief Executive Officer of Associated Materials Group, Inc., a manufacturer of professionally installed exterior building products, serving in that role from 2011 until 2014. Between 2008 and 2011, he was President, Precision Components of Barnes Group Inc. From 2006 until 2008, Mr. Burris was the President of Barnes Industrial, a global precision components business within Barnes Group. Prior to joining Barnes Group, Mr. Burris worked at General Electric Company, a multinational technology and services conglomerate, where he served as president and chief executive officer of Advanced Materials Quartz and Ceramics in 2006. From 2003 to 2006, Mr. Burris was the general manager of global services for GE Healthcare. From 2001 to 2003, he led the integration of global supply chain sourcing for the Honeywell integration and served as the general manager of global sourcing for GE Industrial Systems. Mr. Burris first joined General Electric Company in 1986 in the GE Corporate Technical Sales and Marketing Program. Mr. Burris is also a director of Schramm, Inc., a portfolio company of GenNx360 Capital Partners.
Mr. Burris brings to our Board significant experience in management of global manufacturing operations and related processes, such as supply chain management, quality control and product development. Mr. Burris provides the Board with insight into operating best practices and current developments in a variety of management contexts.
Carol Anthony (John) Davidson, director since 2012, age 60.
From 2004 until 2012, Mr. Davidson was Senior Vice President, Controller and Chief Accounting Officer of Tyco International Ltd., a provider of diversified industrial products and services. Between 1997 and 2004, Mr. Davidson held a variety of leadership roles at Dell Inc., a computer and technology services company, including the positions of Vice President, Audit, Risk and Compliance, and Vice President, Corporate Controller. From 1981 to 1997, Mr. Davidson held a variety of accounting and financial leadership roles at Eastman Kodak Company, a provider of imaging technology products and services. Mr. Davidson is also a director of DaVita HealthCare Partners Inc., a provider of kidney dialysis services (since 2010), Legg Mason, Inc., a global asset management company (since 2014), and TE Connectivity Ltd., a global designer and manufacturer of connectivity and sensors solutions (since 2016).  Mr. Davidson also serves on the Board of Governors of the Financial Industry Regulatory Authority. Mr. Davidson previously served as a member of the Board of Trustees of the Financial Accounting Foundation which oversees financial accounting and reporting standards setting processes for the United States, including oversight of the Financial Accounting Standards Board (FASB).
Mr. Davidson is a CPA with more than 30 years of leadership experience across multiple industries and brings a strong track record of building and leading global teams and implementing governance and controls processes.
Jacques Esculier, director since 2014, age 56.
Since 2007, Mr. Esculier has served as the Chief Executive Officer and a Director and, since 2009, as Chairman of WABCO Holdings, Inc., a leading global supplier of technologies and control systems for the safety and efficiency of commercial vehicles. From 2004 to 2007, Mr. Esculier served as Vice President of American Standard Companies Inc. and President of its Vehicle Control Systems business. Prior to holding that position, beginning in 2002, Mr. Esculier served as Business Leader for American Standard’s Trane Commercial Systems’ Europe, Middle East, Africa, India and Asia Region.

From 1995 through 2001, Mr. Esculier served in leadership positions at Allied Signal/Honeywell, including as Vice President and General Manager of Environmental Control and Power Systems Enterprise and as Vice President of Aftermarket Services-Asia Pacific. A third party search firm recommended Mr. Esculier to the Governance Committee, which considered Mr. Esculier and recommended to the Board that Mr. Esculier be appointed as a director.
Mr. Esculier has significant leadership experience demonstrating a wealth of operational management, strategic, organizational and business transformation acumen. His deep knowledge of business in general and our businesses, strengths and opportunities in particular, as well as his experience as a director in a global public company allows him to make significant contributions to the Board.
T. Michael Glenn, director since 2007, age 60.
Mr. Glenn serves as the Chair of our Governance Committee. Since 1998, Mr. Glenn has been the Executive Vice President—Market Development and Corporate Communications of FedEx Corporation, a global provider of supply chain, transportation, business and related information services. Since 2000, Mr. Glenn has also served as President and Chief Executive Officer of FedEx Corporate Services, responsible for all marketing, sales, customer service and retail operations functions for all FedEx Corporation operating companies including FedEx Office. From 1994 to 1998, Mr. Glenn was Senior Vice President—Marketing and Corporate Communications of FedEx Express. Mr. Glenn is also a director of Level 3 Communications, Inc. and was formerly a director of Deluxe Corporation from 2004 to 2007 and Renasant Corporation from 2008 to 2012.
Mr. Glenn brings extensive strategic, marketing and communications experience to our Board from his service as one of the top leaders at FedEx Corporation. He has been an active participant in the development of our strategic plans, and a strong proponent for strengthening our branding and marketing initiatives.
David H. Y. Ho, director since 2007, age 56.
Mr. Ho is Chairman and founder of Kiina Investment Limited, a venture capital firm that invests in start-up companies in the technology, media, and telecommunications industries, and has significant executive experience with global technology companies. From 2007 until his retirement in 2008, he served as the Chairman of the Greater China Region for Nokia Siemens Networks, a telecommunications infrastructure company that is a joint venture between Finland-based Nokia Corporation and Germany-based Siemens AG. Between 2002 and 2007, Mr. Ho served in various capacities for Nokia China Investment Limited, the Chinese operating subsidiary of Nokia Corporation, a multinational telecommunications company. Between 1983 and 2001, Mr. Ho held various senior positions with Nortel Networks and Motorola Inc. in Canada and China. Mr. Ho is also a director of Air Products and Chemicals, Inc. (since 2013), China Ocean Shipping Company, a Chinese state owned enterprise (since 2012), Qorvo, Inc., formerly Triquint Semiconductor (since 2010), and was a director of 3Com Corporation from 2008 to 2010, Owens-Illinois Inc. from 2008 to 2012, Sinosteel Corporation from 2008 to 2012 and Dong Fang Electric Corporation from 2009 to 2015.
Mr. Ho brings extensive experience and business knowledge of global markets in diversified industries, with a strong track record in establishing and building businesses in China, and management expertise in operations, mergers, acquisitions and joint ventures in the area.
Randall J. Hogan, director since 1999, age 60.
Since January 1, 2001, Mr. Hogan has been our Chief Executive Officer. Mr. Hogan became Chairman of the Board on May 1, 2002. From December 1999 through December 2000, Mr. Hogan was our President and Chief Operating Officer. From March 1998 to December 1999, he was Executive Vice President and President of our Electrical and Electronic Enclosures Group. From 1995 to 1997, he was President of the Carrier Transicold Division of United Technologies Corporation, a leader in the transport refrigeration and air conditioning business. From 1994 until 1995, he was Vice President and General Manager of Pratt & Whitney Industrial Turbines. From 1988 until 1994, he held various executive positions at General Electric Company in a variety of functions such as marketing, product management and business development and planning. From 1981 until 1987, he was a consultant at McKinsey & Company where he led major global engagements on strategy, operations and organization for clients in the manufacturing, energy, chemical, electronics and engineering services industries. Mr. Hogan also served as a director of Unisys Corporation from 2004 to 2006 and Covidien plc from 2007 to 2015. Mr. Hogan is also a director of Medtronic plc where he is also a member of the Audit and Finance committees. Mr. Hogan serves as the Chairman of the Board of the Federal Reserve Bank of Minneapolis.
Mr. Hogan has significant leadership experience both with us and predecessor employers demonstrating a wealth of operational management, strategic, organizational and business transformation acumen. His deep knowledge of business in general and our businesses, strengths and opportunities in particular, as well as his experience as a director in two other complex global public companies allow him to make significant contributions to the Board.
David A. Jones, director since 2003, age 66.
Mr. Jones serves as the Chair of our Compensation Committee. Since 2008, Mr. Jones has been Senior Advisor to Oak Hill Capital Partners, a private equity firm. In 2010, Mr. Jones was appointed to the board of directors of Dave & Buster’s Holdings, Inc., an owner and operator of high-volume restaurant/entertainment venues, and in 2012, Mr. Jones was appointed to the board of directors of Earth Fare, Inc., one of the largest natural food retailers in the U.S., all of which are privately owned by Oak Hill Capital Partners. Between 1996 and 2007, Mr. Jones was Chairman and Chief Executive Officer of Spectrum Brands, Inc. (formerly Rayovac Corporation), a global consumer products company with major businesses in batteries, lighting, shaving/grooming, personal care, lawn and garden, household insecticide and pet supply product categories. From 1996 to 1998, he also served Rayovac as President. After Mr. Jones was no longer an executive officer of Spectrum Brands, it filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in March 2009 and exited from bankruptcy proceedings in August 2009. From 1995 to 1996, Mr. Jones was Chief Operating Officer, Chief Executive Officer, and Chairman of the board of directors of Thermoscan, Inc. From 1989 to 1994, he served as President and Chief Executive Officer of The Regina Company. Mr. Jones also served as lead director of The Hillman Group from 2010 to 2014, as a director of Simmons Bedding Company from 2000 to 2010, as a director of Spectrum Brands from 1996 to 2007, and as a director of Tyson Foods, Inc. from 1999 to 2005.
Mr. Jones’ extensive management experience with both public and private companies and private equity funds, coupled with his global operational, financial and mergers and acquisitions expertise, have given the Board invaluable insight into a wide range of business situations. Mr. Jones has served on each of our Board Committees, which has given him an understanding of the impact on us of a wide range of business situations.
Ronald L. Merriman, director since 2004, age 71.
Mr. Merriman serves as the Chair of the Audit and Finance Committee. He is the retired Vice Chair of KPMG, a global accounting and consulting firm, where he served from 1967 to 1997 in various positions, including as a member of the Executive Management Committee. He also served as Executive Vice President of Ambassador International, Inc., a publicly-traded travel services business, from 1997 to 1999; Executive Vice President of Carlson Wagonlit Travel, a global travel management firm, from 1999 to 2000; Managing Director of O’Melveny & Myers LLP, a global law firm, from 2000 to 2003; and Managing Director of Merriman Partners, a management advisory firm, from 2004 to 2010. He is also a director of Aircastle Limited, Realty Income Corporation and Haemonetics Corporation.
Mr. Merriman’s extensive accounting and financial background has strengthened our Audit and Finance Committee and its processes. In addition, his global experience has assisted us in our expansion into overseas markets.
William T. Monahan, director since 2001, age 68.
Mr. Monahan serves as our Lead Director. In 2006, Mr. Monahan served as a director and the Interim Chief Executive Officer of Novelis, Inc., a global leader in aluminum rolled products and aluminum can recycling. From 1995 to 2004, Mr. Monahan was Chairman of the board of directors and Chief Executive Officer of Imation Corp., a manufacturer of magnetic and optical data storage media. He was involved in worldwide marketing with Imation and prior to that 3M Company. Mr. Monahan is also a director of The Mosaic Company and was formerly a director of Hutchinson Technology, Inc. from 2000 to 2013, Solutia Inc. from 2008 to 2012 and Novelis, Inc. from 2005 to 2007.
Mr. Monahan brings to our Board a wealth of global operational and management experience, as well as a deep understanding of our businesses gained as a long serving member of our Board. Mr. Monahan has extensive service as a board member and chief executive officer at companies in a number of different industries. His broad international perspective on business operations has been instrumental as we become more global.
Billie Ida Williamson, director since 2014, age 63.
Ms. Williamson has over three decades of experience auditing public companies as an employee and partner of Ernst & Young LLP. From 1998 until December 2011, Ms. Williamson served Ernst & Young as a Senior Assurance Partner. Ms. Williamson was also Ernst & Young’s Americas Inclusiveness Officer, a member of its Americas Executive Board, which functions as the Board of Directors for Ernst & Young dealing with strategic and operational matters, and a member of the Ernst & Young U.S. Executive Board responsible for partnership matters for the firm. Previously, Ms. Williamson served as Senior Vice President, Finance and Corporate Controller of Marriott International, Inc., a leading global hospitality company, from 1996 to 1998. Prior to joining Marriott, Ms. Williamson served for 2 years as Chief Financial Officer of AMX

Corporation, a technology company focused on automation and control of work and home environments. Ms. Williamson currently also serves as a board member of CSRA Inc., where she is chair of its audit committee and a member of its Executive Committee, Energy Future Holdings Corp., where she also serves as chair of the audit committee, and Janus Capital Group Inc., where she also is a member of the audit committee and the nominating and corporate governance committee. Ms. Williamson was formerly a director of Annie’s Inc. from 2012 to 2014 and Exelis Inc. from 2012 to 2015.
Ms. Williamson is qualified to serve on our Board of Directors because of her extensive financial and accounting knowledge and experience, including her service as a principal financial officer, as an independent auditor to numerous Fortune 250 companies and as a member of the board of directors of other companies, as well as her broad experience with SEC reporting and her professional training and standing as a Certified Public Accountant.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RE-ELECTION OF EACH DIRECTOR NOMINEE.

PROPOSAL 2
Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers
(Ordinary Resolution)
Proposal of the Board
The Board proposes that the shareholders approve, by non-binding advisory vote, the compensation of the Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including under “Compensation Discussion and Analysis” and the compensation tables and narrative discussion under “Executive Compensation” contained in this Proxy Statement.
Executive compensation is an important matter to us, the Board and the Compensation Committee and to our shareholders. As required by Section 14A of the Securities Exchange Act of 1934, we are asking our shareholders to vote, on a non-binding, advisory basis, on a resolution approving the compensation of the Named Executive Officers as disclosed under “Compensation Discussion and Analysis” and the compensation tables and narrative discussion under “Executive Compensation” contained in this Proxy Statement.
As we describe in detail under “Compensation Discussion and Analysis” and the compensation tables and narrative discussion under “Executive Compensation” contained in this Proxy Statement, we have designed our executive compensation programs to align executive and shareholder interests by rewarding the achievement of specific annual, longer-term and strategic goals that create long-term shareholder value. We utilize our executive compensation programs to provide competitive compensation within our peer group that will motivate and reward executives for achieving financial and strategic objectives, provide rewards commensurate with performance to incentivize the Named Executive Officers to perform at their highest levels, encourage innovation and growth, attract and retain the Named Executive Officers and other key executives and align our executive compensation with shareholders’ interests through the use of equity-based incentive awards.
The Compensation Committee has overseen the development and implementation of our executive compensation programs in line with these compensation objectives. The Compensation Committee also continuously reviews, evaluates and updates our executive compensation programs to ensure that we provide competitive compensation that motivates the Named Executive Officers to perform at their highest levels while increasing long-term value to our shareholders.
With these compensation objectives in mind, the Compensation Committee has taken compensation actions including the following:

•
Adopting a policy of not including automatic single trigger change in control vesting or excise tax gross ups in new agreements with our executive officers providing for contingent benefits upon a change in control.

•
Linking the annual cash incentive for the Named Executive Officers to performance goals that correlate strongly with two primary corporate objectives of improving the financial return from our businesses and strengthening our balance sheet through cash flow improvement and debt reduction.

•
Making a significant portion of total compensation “at risk” if certain performance goals are not satisfied or otherwise subject to our future performance to further align the incentives of our Named Executive Officers with the interests of our shareholders.

•	Requiring executive officers to maintain certain stock ownership levels through the establishment of stock ownership guidelines.

•	Generally limiting perquisites to a limited annual cash allowance and not providing tax reimbursements on such perquisites.
The Compensation Committee’s compensation actions like those described above demonstrate our continued commitment to align executive compensation with shareholders’ interests while providing competitive compensation to attract, motivate and retain the Named Executive Officers and other key executives. We will continue to review and adjust our executive compensation programs with these goals in mind to ensure the long-term success of our company and generate increased long-term value to our shareholders.
The Board and the Compensation Committee request the support of our shareholders for the compensation of the Named Executive Officers as disclosed in this Proxy Statement. This non-binding advisory vote to approve the compensation of the Named Executive Officers gives our shareholders the opportunity to make their opinions known about our executive compensation programs. As we seek to align our executive compensation programs with the interests of our shareholders while continuing to retain key talented executives that drive our company’s success, we ask that our shareholders approve the compensation of the Named Executive Officers as disclosed in this Proxy Statement.
The text of the resolution in respect of Proposal 2 is as follows:
“IT IS RESOLVED, that, on a non-binding, advisory basis, the compensation of Pentair plc’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related disclosures contained in Pentair plc’s proxy statement is hereby approved.”
Vote Requirement
Approval, by non-binding advisory vote, of the compensation of the Named Executive Officers requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.

EACH OF THE BOARD AND THE COMPENSATION COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL 3
Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditors of Pentair plc and to Authorize, by Binding Vote, the Audit and Finance Committee to Set the Auditors’ Remuneration
(Ordinary Resolution)
Proposal of the Board
Deloitte & Touche LLP served as our independent auditors for the fiscal year ended December 31, 2015. The Audit and Finance Committee has selected and appointed Deloitte & Touche LLP to audit our financial statements for the fiscal year ending December 31, 2016. The Board, upon the recommendation of the Audit and Finance Committee, is asking our shareholders to ratify, by non-binding advisory vote, the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2016 and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the independent auditors’ remuneration. Although approval is not required by our Articles of Association or otherwise, the Board is submitting the appointment of Deloitte & Touche LLP to our shareholders for approval by non-binding advisory vote because we value our shareholders’ views on our independent auditors. If the appointment of Deloitte & Touche LLP is not ratified by shareholders, it will be considered as notice to the Board and the Audit and Finance Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit and Finance Committee in its discretion may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of our company and our shareholders.
We expect that one or more representatives of Deloitte & Touche LLP will be present at the Annual General Meeting. Each of these representatives will have the opportunity to make a statement, if he or she desires, and is expected to be available to respond to any questions.
The text of the resolution in respect of Proposal 3 is as follows:
“IT IS RESOLVED, to ratify, on a non-binding, advisory basis, the appointment of Deloitte & Touche LLP as the independent auditors of Pentair plc and to authorize, in a binding vote, the Audit and Finance Committee to set the auditors’ remuneration.”
Audit and Finance Committee Pre-approval Policy
The Audit and Finance Committee reviews and approves the external auditor’s engagement and audit plan, including fees, scope, staffing and timing of work. In addition, the Audit and Finance Committee Charter limits the types of non-audit services that may be provided by the independent auditors. Any permitted non-audit services to be performed by the independent auditors must be pre-approved by the Audit and Finance Committee after the Committee is advised of the nature of the engagement and particular services to be provided. The Audit and Finance Committee pre-approved audit fees and all permitted non-audit services of the independent auditor in 2015. Responsibility for this pre-approval may be delegated to one or more members of the Audit and Finance Committee; all such approvals, however, must be disclosed to the Audit and Finance Committee at its next regularly scheduled meeting. The Audit and Finance Committee may not delegate authority for pre-approvals to management.
Service Fees Paid to the Independent Auditors
We engaged Deloitte & Touche LLP, Deloitte AG, Deloitte & Touche (Ireland) and the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the “Deloitte Entities”) to provide various audit, audit-related, tax and other permitted non-audit services to us during fiscal years 2015 and 2014. Their fees for these services were as follows (in thousands):

	2015	2014
Audit fees (1)	$10,842	$11,262
Audit-related fees (2)	885	292
Tax fees (3)
Tax compliance and return preparation	532	974
Tax planning and advice	357	703
Total tax fees	889	1,677
Total	$12,616	$13,231

(1)
Consists of fees for audits of our consolidated annual financial statements and the effectiveness of internal controls over financial reporting, reviews of our quarterly financial statements, statutory audits, reviews of SEC filings, consents for registration statements and comfort letters in connection with securities offerings.

(2)	Consists of fees for due diligence, employee benefit plan audits and certain other attest services.

(3)	Consists of fees for tax compliance and return preparation and tax planning and advice.
Vote Requirement
Ratification, by non-binding advisory vote, of the appointment of Deloitte & Touche LLP as the independent auditors of Pentair plc and the authorization, by binding vote, of the Audit and Finance Committee to set the auditors’ remuneration requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.

EACH OF THE BOARD AND THE AUDIT AND FINANCE COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF PENTAIR PLC AND THE AUTHORIZATION OF THE AUDIT AND FINANCE COMMITTEE TO SET THE AUDITORS’ REMUNERATION.

PROPOSAL 4
Authorize the Price Range at Which Pentair plc Can Re-allot
Shares It Holds as Treasury Shares Under Irish Law
(Special Resolution)
Proposal of the Board
Our historical open-market share repurchases (redemptions) and other share buyback activities result in ordinary shares being acquired and held by us as treasury shares. We may re-allot treasury shares that we acquire through our various share buyback activities in connection with our employee compensation programs.
Under Irish law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury. In this proposal, that price range is expressed as a minimum and maximum percentage of the prevailing market price (as defined below). Under Irish law, this authorization will expire after eighteen months unless renewed. Accordingly, we expect to propose renewal of this authorization at subsequent Annual General Meetings.
The authority being sought from shareholders provides that the minimum and maximum prices at which an ordinary share held in treasury may be re-allotted are 95% and 120%, respectively, of the average closing price per ordinary share, as reported on the New York Stock Exchange, for the 30 trading days immediately preceding the proposed date of re-allotment. Any re-allotment of treasury shares will be at price levels that the Board considers in the best interests of our shareholders.
The text of the resolution in respect of Proposal 4 (which is proposed as a special resolution) is as follows:
“IT IS RESOLVED, as a special resolution, that for the purposes of section 1078 of the Companies Act 2014, the re-allot price range at which any treasury shares (as defined by section 106 of the Companies Act 2014) for the time being held by Pentair plc may be re-allotted off-market shall be as follows:

1.	the maximum price at which a treasury share may be re-allotted off-market shall be an amount equal to 120% of the ‘market price.’
2.
the minimum price at which a treasury share may be re-allotted off-market shall be the nominal value of the share where such a share is required to satisfy an obligation under any employee or director share or option plan operated by Pentair plc or, in all other cases, 95% of the ‘market price.’

3.
for the purposes of this resolution, the ‘market price’ shall mean the average closing price per ordinary share of Pentair plc, as reported on the New York Stock Exchange, for the 30 trading days immediately preceding the day on which the relevant share is re-issued.

FURTHER RESOLVED, that this authority to re-allot treasury shares shall expire on the date 18 months from the date of the passing of this resolution unless previously varied, revoked or renewed in accordance with the provisions of sections 109 and/or1078 (as applicable) of the Companies Act 2014 (and/or any corresponding provision of any amended or replacement legislation) and is without prejudice or limitation to any other authority of the Company to re-allot treasury shares on-market.”
Vote Requirement
Authorization of the price range at which Pentair plc can re-allot shares it holds as treasury shares under Irish law requires the affirmative vote of not less than seventy-five percent of the votes cast in person or by proxy at the Annual General Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AUTHORIZATION OF THE PRICE RANGE AT WHICH PENTAIR PLC CAN RE-ALLOT SHARES IT HOLDS AS TREASURY SHARES UNDER IRISH LAW.

PROPOSAL 5
Amend Pentair plc’s Articles of Association to
Increase the Maximum Number of Directors from Eleven to Twelve
(Ordinary Resolution)
Proposal of the Board
Article 71 of our Articles of Association currently provides that the number of directors on our Board shall not be less than nine nor more than eleven. Our Board has approved, and recommends that our shareholders approve, a resolution to amend the first sentence of Article 71 to increase the maximum number of directors from eleven to twelve.
The text of the resolution in respect of Proposal 5 (which is proposed as an ordinary resolution) is as follows:
“IT IS RESOLVED, as an ordinary resolution, that, in accordance with Article 91 of the Articles of Association of Pentair plc, the first sentence of Article 71 of the Articles of Association of Pentair plc be, and it hereby is, amended and restated in the manner and form set forth in Appendix A of this proxy statement.”
Certain Matters Related to the Proposal
On September 7, 2015, we entered into a letter agreement (the “Letter Agreement”) with Trian Fund Management, L.P. (“Trian”), Edward P. Garden, the Chief Investment Officer and a founding partner of Trian, and Matthew Peltz and Brian Baldwin, each of whom is also a partner at Trian. Pursuant to the Letter Agreement, we agreed (i) to submit to our shareholders at our 2016 Annual General Meeting, and recommend that our shareholders approve and use our reasonable best efforts to obtain the approval of, a resolution to amend our Articles of Association to increase the maximum number of directors on our Board from eleven to twelve; (ii) to allow Mr. Garden, for a period beginning on or before September 21, 2015 (the “Commencement Date”) and continuing until the date of our 2016 Annual General Meeting, to attend and participate in all Board meetings and all Compensation Committee meetings in a non-voting participant capacity; and (iii) to allow either Mr. Peltz or Mr. Baldwin, beginning on the Commencement Date, to attend all Board meetings and all Compensation Committee meetings in a non-voting, non-participant observer capacity, subject to certain limitations. If our shareholders approve Proposal 5, our Board will immediately appoint Mr. Garden as a director pursuant to Article 94 of the Articles of Association to fill the resulting vacancy on our Board and also appoint Mr. Garden as a member of our Compensation Committee. The Letter Agreement followed a series of collaborative discussions between us and Trian, one of our largest shareholders. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on September 8, 2015 and is incorporated herein by reference.
Since November 2005, Mr. Garden, age 54, has been Chief Investment Officer and a founding partner of Trian, a multi-billion dollar alternative investment firm.
Mr. Garden has served as a member of the board of directors of The Bank of New York Mellon Corporation, a global investments company, since December 2014. Mr. Garden also served as a director of Family Dollar Stores, Inc., a discount retailer, from September 2011 until its acquisition by Dollar Tree, Inc. in July 2015, and as a director of The Wendy’s Company (formerly Wendy’s/Arby’s Group, Inc. and previously Triarc Companies, Inc. (“Triarc”)), a quick-service restaurant chain, from December 2004 until December 2015. Previously, Mr. Garden served as Vice Chairman of Triarc from December 2004 through June 2007 and Executive Vice President from August 2003 until December 2004. From 1999 to 2003, Mr. Garden was a managing director of Credit Suisse First Boston, where he served as a senior investment banker in the Financial Sponsors Group. From 1994 to 1999, he was a managing director at BT Alex Brown where he was a senior member of the Financial Sponsors Group and, prior to that, co-head of Equity Capital Markets.
Mr. Garden has over 25 years of experience advising, financing, operating and investing in companies, and he has worked with management teams and boards of directors to implement growth initiatives as well as operational, strategic and corporate governance improvements. Mr. Garden has strong operating experience, a network of relationships with institutional investors and investment banking/capital markets experience that can be utilized for our benefit.
The Board has affirmatively determined, based on the standards set forth under “Corporate Governance Matters—Independent Directors” in this proxy statement, that Mr. Garden is independent and has no material relationship with us except as a deemed beneficial shareholder. As of February 22, 2016, Trian and its affiliates, including Mr. Garden, beneficially own an aggregate total of 14,335,888, or approximately 8.0%, of the ordinary shares of Pentair plc, as disclosed in a Schedule 13D/A filed with the SEC on February 22, 2016 by Trian and its affiliates, including Mr. Garden.

Vote Requirement
Approval of the amendment to our Articles of Association to increase the maximum number of directors from eleven to twelve requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO PENTAIR PLC’S ARTICLES OF ASSOCIATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS FROM ELEVEN TO TWELVE.

PROPOSAL 6
Amend Pentair plc’s (A) Articles of Association to Make Certain Administrative Amendments and
(B) Memorandum of Association to Make Certain Administrative Amendments
(Special Resolution)
Background
Proposal 6A sets out certain proposed amendments to our Articles of Association, and Proposal 6B sets out certain proposed amendments to our Memorandum of Association. Under Irish law, any amendment to a public company’s Articles of Association must be voted on separately from any amendment to a public company’s Memorandum of Association. For that reason, we are asking our shareholders to separately vote on Proposals 6A and 6B. However, given the inextricable link between Proposals 6A and 6B, each proposal is subject to the other being approved by our shareholders, and as a result, both proposals will fail if either proposal does not pass.
Proposal 6A of the Board
On June 1, 2015, the Companies Act 2014 (the “Act”) took effect in Ireland. The Act is meant to consolidate and modernize company law in Ireland. Although the changes to Irish company law will not impact Pentair’s day-to-day operations, we must make some administrative updates to our Articles of Association to ensure that they are not impacted or affected by the introduction of this new law. None of the updates to our Articles of Association proposed to be made in connection with the Act will materially change the rights of our shareholders.
As an example, the Act will automatically apply certain sections of the Act to Pentair unless we explicitly opt out. Given many of these sections either address matters that are already covered by our Articles of Association or are not applicable to us, we are proposing to amend our Articles of Association to explicitly opt-out of certain provisions, as permitted by the Act. For example, the Act includes a provision regarding the appointment of directors, which is already covered by existing provisions in our Articles of Association and we therefore recommend opting out of that provision.
Attached as Appendix B to this proxy statement is a table that sets out a summary of the optional provisions from which we propose to opt out, as well as certain other administrative amendments that we propose to make to our Articles of Association to address the adoption of the Act.
The text of the resolution in respect of Proposal 6A (which is proposed as a special resolution) is as follows:
“IT IS RESOLVED, as a special resolution, that, subject to and conditional upon Proposal 6B being passed, the Articles of Association of Pentair plc be, and hereby are, amended and restated in the manner and form set forth in Appendix C of this proxy statement.”
Vote Requirement
Approval of the amendment to our Articles of Association to make certain administrative amendments requires the affirmative vote of not less than seventy-five percent of the votes cast in person or by proxy at the Annual General Meeting. In addition, Proposal 6A is subject to Proposal 6B being adopted. Therefore, unless our shareholders approve Proposal 6B, Proposal 6A will fail.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO PENTAIR PLC’S ARTICLES OF ASSOCIATION TO MAKE CERTAIN ADMINISTRATIVE AMENDMENTS.
Proposal 6B of the Board
As described above, on June 1, 2015, the Act took effect in Ireland. In addition to the proposed amendments described above to our Articles of Association to accommodate the adoption of the Act, we must also make certain corresponding administrative amendments to our Memorandum of Association to account for the adoption of the Act. None of the updates to our Memorandum of Association proposed to be made in connection with the Act will materially change the rights of our shareholders. The proposed amendments to our Memorandum of Association are each specifically described in the text of the resolution below, as required under Irish law.
The text of the resolution in respect of Proposal 6B (which is proposed as a special resolution) is as follows:

“IT IS RESOLVED, as a special resolution, that, subject to and conditional upon Proposal 6A being passed, the following amendments, as shown in Appendix C, be made to the Memorandum of Association:

(a)	The deletion of the existing clause 2 and the substitution therefor of the following new clause 2:

‘2.	The Company is a public limited company deemed to be a PLC to which Part 17 of the Companies Act 2014 applies.’

(b)	The words ‘section 155 of the Companies Act 1963’ in the existing clause 3.14 of the Memorandum of Association be removed and the words ‘the Companies Act 2014’ be substituted therefor.”
Vote Requirement
Approval of the amendment to our Memorandum of Association to make certain administrative amendments requires the affirmative vote of not less than seventy-five percent of the votes cast in person or by proxy at the Annual General Meeting. In addition, Proposal 6B is subject to Proposal 6A being adopted. Therefore, unless our shareholders approve Proposal 6A, Proposal 6B will fail.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO PENTAIR PLC’S MEMORANDUM OF ASSOCIATION TO MAKE CERTAIN ADMINISTRATIVE AMENDMENTS.

COMPENSATION DISCUSSION AND ANALYSIS
Overview of Compensation Program, Philosophy and Objectives
The Compensation Committee (the “Committee”) of our Board sets and administers the policies that govern our executive compensation, including:

•	establishing and reviewing executive base salaries;

•	overseeing our annual incentive compensation plans;

•	overseeing our long-term equity-based compensation plan;

•	approving all awards under those plans;

•	annually evaluating risk considerations in connection with our executive compensation programs; and

•
annually approving all compensation decisions for executive officers, including those for the Chief Executive Officer and the other officers named in the Summary Compensation Table below (collectively, the “Named Executive Officers”).

The Committee, which exclusively consists of independent directors, believes that the most effective executive compensation program aligns executive initiatives with shareholders’ economic interests. The Committee seeks to accomplish this by rewarding the achievement of specific annual, longer-term and strategic goals that create lasting shareholder value. The Committee’s specific objectives include:

•	to motivate and reward executives for achieving financial and strategic objectives;

•	to align management and shareholder interests by encouraging employee stock ownership;

•	to provide rewards commensurate with individual and company performance;

•	to encourage innovation and growth; and

•	to attract and retain top-quality executives and key employees.
To balance these objectives, our executive compensation program uses the following elements:

•	base salary, to provide fixed compensation competitive in the marketplace;

•	annual incentive compensation, to reward short-term performance against specific financial targets and individual goals;

•	long-term incentive compensation, to link management incentives to long-term value creation and shareholder return; and

•	retirement, perquisites and other benefits, to attract and retain executives over the longer term.
We discuss each of these components below under “2015 Compensation Program Elements.”
2015 Business Results*
While 2015 proved to be a challenging year for some of our businesses, we remain focused on our long-standing commitment to performance for our shareholders. Our adjusted earnings per diluted share from continuing operations decreased to $3.94 in 2015 compared to adjusted earnings per diluted share from continuing operations of $4.23 in 2014. Our sales during 2015 were $6,449 million, down 8.4% compared to $7,039 million in 2014. Excluding the impact of foreign exchange, our sales were down 3.9%. Our segment income decreased over the prior year to $1,001 million in 2015. Our return on sales decreased 60 basis points to 15.5% compared to return on sales in 2014. Free cash flow of $643 million represented approximately 90% conversion of adjusted net income. Despite these challenges, we increased the cash dividend paid to our shareholders for the 39th consecutive year and returned $432 million to our shareholders through a combination of dividends and share repurchases during 2015.
2015 Say on Pay Vote
In May 2015 (after many of the 2015 executive compensation actions described in this Compensation Discussion and Analysis had taken place), we held our annual advisory shareholder vote on the compensation of our Named Executive Officers (our “say on pay vote”) at our annual shareholders’ meeting, and, consistent with the recommendation of the Board, our shareholders approved the compensation of our Named Executive Officers with more than 91% of votes cast in favor. Consistent with this strong vote of shareholder approval, we did not make any material changes to our executive compensation programs in response to the outcome of the vote.
Changes to our Compensation Programs in 2015
As described in more detail below, our compensation programs in 2015 were generally consistent with 2014, when we had implemented several substantive changes. However, there were three material developments in 2015 relating to Named Executive Officer compensation:

* Please see Appendix D for reconciliation of GAAP to non-GAAP financial measures included in this section.

•
New Named Executive Officer. In September 2015, Beth A. Wozniak joined our company as President of our Flow & Filtration Solutions segment. As described in greater detail below, in connection with her commencement of employment, Ms. Wozniak received a signing bonus of $100,000 and an equity-based award with an aggregate grant date fair value of $1.75 million. Her base salary was set at $485,000.

•
Elimination of Single Trigger Change in Control Vesting and Excise Tax Gross-Ups for New Change in Control Agreements. We have adopted a policy of not including automatic single trigger change in control vesting and excise tax gross ups in new agreements with our executive officers providing for contingent benefits upon a change in control. In connection with her commencement of employment, Ms. Wozniak received such an agreement including terms generally consistent with the similar agreements we maintain with our other Named Executive Officers but excluding automatic single trigger change in control vesting and excise tax gross ups. Instead, Ms. Wozniak's agreement provides for accelerated vesting of certain equity and cash incentive awards only if there is a covered termination following a change in control. In place of a tax gross up for excise taxes, her agreement provides that, if excise taxes would otherwise be imposed in connection with a change in control, her change in control compensation protections will be either cut back to a level below the level that would trigger the imposition of the excise taxes or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to her.

•
Decision to Replace Cash Settled Performance Units with Performance Share Units Beginning in 2016. In 2015, as in prior years, our long-term incentive compensation program consisted of three elements: stock options, restricted stock units and cash settled performance units. In December 2015, the Committee approved replacing cash settled performance units as an element of our long-term incentive compensation program with performance share units, beginning in 2016. Like the cash settled performance units, the performance share units will have a three-year performance period. However, the performance share units will be earned or forfeited on the basis of our achievement of adjusted earnings per share ("EPS") goals, rather than, as in the case of the cash settled performance units, goals relating to compounded annual revenue growth rate and return on invested capital. We decided to replace cash settled performance units with performance share units to increase participants’ line-of-sight between performance goals and award values and to strengthen the alignment of participants' interests with the interests of our long-term shareholders.

Compensation Committee Practices
The Committee meets regularly to review, discuss and approve executive compensation and employee benefit plan matters. Committee members generally receive written materials several days prior to each regularly scheduled meeting. At the close of each regularly scheduled Committee meeting, the Committee conducts an executive session without management present. When appropriate, the Committee also meets in executive session at the close of special meetings. At the Committee’s request, the Committee’s external compensation consultant reviews committee meeting materials and attends meetings.
In making changes to our compensation programs, the Committee considers our compensation philosophy and objectives, as well as external market, industry and peer company practices and shareholder feedback. The Committee reviews each element of the executive compensation program annually for continuing appropriateness and reasonableness.
The Committee reviewed and approved equity grants for newly hired and promoted employees as required throughout the year.
Services of Compensation Consultant
During 2015, the Committee continued to retain Aon Hewitt, an external compensation consultant, to advise the Committee on executive compensation issues. See “Corporate Governance Matters – Committees of the Board – Compensation Committee” for disclosure relating to services provided to us by Aon Hewitt. The Committee evaluated the independence of Aon Hewitt and the individual representatives of Aon Hewitt who served as the Committee’s consultants in light of the factors required by the NYSE. Aon Hewitt is a wholly owned subsidiary of Aon plc, which provides insurance brokerage and benefit administrative outsourcing services to us. For the year ended December 31, 2015, we paid Aon plc approximately $2,170,628 for these services and Aon Hewitt approximately $222,306 for executive compensation consulting for the Committee. The decision to engage Aon plc for insurance brokerage and benefit administrative outsourcing services was made by management and was not approved by the Board or the Committee. The Committee concluded, based on the evaluation described above, that the services performed by Aon plc with respect to insurance and benefits administration did not raise a conflict of interest or impair Aon Hewitt’s ability to provide independent advice to the Committee regarding executive compensation matters.

At the direction of the Committee, Aon Hewitt advises the Committee in implementing and overseeing appropriate compensation programs and policies. As part of this process, Aon Hewitt provides the Committee with comparative market data based on analyses of the practices of the Comparator Group defined below under “Comparative Framework” and relevant survey data. The comparative market data that Aon Hewitt provides address the structure of the compensation programs maintained by the Comparator Group companies as well as the amount of compensation they provide. Aon Hewitt provides guidance on industry best practices and advises the Committee in determining appropriate ranges for base salaries, annual incentives and equity compensation for each senior executive position.
Role of Executive Officers in Compensation Decisions
At the request of the Committee, the Chief Executive Officer and the Senior Vice President, Human Resources, generally attend meetings of the Committee, but are not present in executive sessions and do not participate in deliberations of their own compensation. Our human resources group assists the Committee as requested on specific topics regarding compensation, as well as on specific recommendations for compensation for management throughout our company.
The Chief Executive Officer annually reviews with the Committee the performance of each executive officer (other than himself) and presents compensation recommendations based on these reviews to the Committee. The Committee reviews these recommendations with Aon Hewitt and exercises its discretion in adopting, rejecting or changing them.
The Board and the Committee employ a formal rating process to evaluate the Chief Executive Officer’s performance. As part of this process, the Board reviews financial and other relevant data related to the performance of the Chief Executive Officer at each meeting of the Board throughout the year. At the end of the year, each independent director provides an evaluation and rating of the Chief Executive Officer’s performance in various categories. The Committee Chair submits a consolidated rating report and the Committee’s recommendations regarding the Chief Executive Officer’s compensation to the independent directors for review and ratification. The Lead Director chairs a discussion with the independent directors in executive session without the Chief Executive Officer present. From that discussion, the Committee finalizes the Chief Executive Officer’s performance rating. The Committee Chair and the Lead Director review the final performance rating results and commentary with the Chief Executive Officer. The Committee takes the performance rating and financial data into account in determining the Chief Executive Officer’s compensation and the adoption of goals and objectives for the Chief Executive Officer for the following year.
Comparative Framework
In setting compensation for 2015, the Committee commissioned Aon Hewitt to provide benchmarking data for our executive officers, including our Named Executive Officers. The companies in the peer group from which the benchmarking data were drawn were based on four selection criteria:

•	Publicly-traded on a major exchange.

•	Similar in business scope and/or operations to our business units and global in nature.

•	Within a reasonable revenue range (generally 0.5x to 3x) compared to our revenue.

•
Same or similar industry to ours, based on Global Industry Classification Standard (“GICS”) code: industrial machinery, electrical components and equipment, building products, electronic components, industrial conglomerates and security and alarm services.

Aon Hewitt also performed a “peer-of-peers” analysis to identify companies common in other peer groups that were not identified by the four selection criteria above by reviewing peers of our current peers as well as companies that use our company in their peer group. In addition, Aon Hewitt considered those companies identified by independent corporate governance organizations as being peers of our company. Based on Aon Hewitt’s review and recommendations, the Committee removed Medtronic, Inc., which had been included in the 2014 comparator group, from the 2015 comparator group due to its anticipated merger with Covidien plc and added Cummins Inc. and AGCO Corporation as new comparator group companies for 2015.
Based on the criteria identified above, and incorporating the changes described in the preceding sentence, the Committee selected the following 17 companies as our 2015 comparator group for purposes of benchmarking (the “Comparator Group”):

AGCO Corporation	Cummins Inc.	Danaher Corporation
Dover Corporation	Eaton Corporation plc	Emerson Electric Co.
Flowserve Corporation	Illinois Tool Works Inc.	Ingersoll-Rand plc
Masco Corp.	Parker-Hannifin Corporation	Rockwell Automation, Inc.
SPX Corporation	Stanley Black & Decker, Inc.	The Timken Company
Tyco International Ltd.	Xylem Inc.
The Comparator Group companies had revenues ranging from approximately $3.8 billion to $24.7 billion, with median revenues of approximately $11.5 billion. Our revenue for 2015 was $6.4 billion.
2015 Compensation Program Elements
For the year ended December 31, 2015, the principal components of compensation for Named Executive Officers were:

•	Base salary;

•	Annual incentive compensation;

•	Long-term incentive compensation, consisting of stock options, restricted stock units and cash settled performance units;

•	Retirement and other benefits; and

•	Perquisites and other personal benefits.
The Committee reviews total compensation for executive officers and the relative levels of each of these forms of compensation against the Committee’s goals to attract, retain and incentivize talented executives and to align the interests of these executives with those of our long-term shareholders.
Base Salaries
We provide Named Executive Officers with a fixed base salary. Focusing on the market value of each position, the Committee’s goal is to target approximately the 50th percentile (the “Midpoint”) of the Comparator Group for executives’ base salary ranges based on available market data. Market data include published survey data and proxy statement data for our Comparator Group. The Committee establishes each Named Executive Officer’s salary within a range of 25% of the Midpoint. Differences in base salaries among the Named Executive Officers and the extent to which a Named Executive Officer’s base salary is set at a level other than the Midpoint are decided by the Committee based on various factors, including competitive conditions for the Named Executive Officer’s position within the Comparator Group and in the broader employment market, as well as the Named Executive Officer’s length of employment, level of responsibility, experience and individual performance.
In December 2014, the Committee undertook its annual review of base salaries for the then-serving Named Executive Officers and other management personnel, in accordance with its normal procedures. Following a market review by Aon Hewitt, the Committee approved annual merit increases to base salary ranging from 3.0-5.0% for each Named Executive Officer effective January 1, 2015. The adjusted base salaries remained within the range of 25% of the Midpoint described in the preceding paragraph. In connection with Ms. Wozniak's commencement of employment in September 2015, the Committee set her base salary at $485,000 based on a market review, prior compensation level and arm's length negotiations with Ms. Wozniak. Her base salary is within the range of 25% of the Midpoint described in the preceding paragraph.
Annual Incentive Compensation Plan
To achieve the objective of providing competitive compensation to attract and retain top talent while linking pay to annual performance, we pay a portion of our executives’ cash compensation as incentive compensation tied to annual business performance as measured against annual goals established by the Committee. In 2015, we provided cash annual incentive compensation to our executive officers, including the Named Executive Officers who served for the entire year, under our Management Incentive Plan ("MIP"). MIP awards were granted under the 2012 Plan. The Committee had no discretion to increase formula-derived incentive compensation under the MIP.

The Committee determined a percentage of each then-serving Named Executive Officer’s base salary as a targeted level of incentive compensation opportunity under the MIP, based on the Committee’s review of Aon Hewitt’s recommendations, relevant survey data and, in the case of Named Executive Officers other than the Chief Executive Officer, the recommendations of the Chief Executive Officer. The Committee sets each executive’s target incentive compensation opportunity so that if we attain target performance levels, annual cash incentive levels will be between the 50th and 75th percentiles of our Comparator Group’s target payouts. The Committee believes that establishing annual cash incentive compensation targets above the 50th percentile of competitive compensation programs is an effective means of enhancing the performance-based elements of our compensation program. By offering greater potential rewards for achievement of the performance goals under our annual cash incentive compensation program, we believe we provide enhanced motivation for our Named Executive Officers to achieve the performance goals determined by the Committee. This leverages the effectiveness of the performance-based elements of our compensation program, further aligning management and shareholder interests.
Differences in target levels of incentive compensation opportunity among the Named Executive Officers are decided by the Committee based on various factors, including competitive conditions for the Named Executive Officer’s position within the Comparator Group and in the broader employment market, as well as the Named Executive Officer’s length of employment, level of responsibility and experience. An executive officer’s base salary multiplied by the incentive compensation opportunity percentage establishes the target incentive compensation for which the executive officer is eligible. The Committee determined incentive compensation targets in 2015 for all Named Executive Officers. These incentive compensation targets as a percentage of salary and a dollar amount, based on actual base salary paid during 2015, were as follows:

	Target as a % of Salary	Target
Randall J. Hogan	160%	$2,041,272
John L. Stauch	100%	$674,625
Frederick S. Koury	80%	$385,020
Angela D. Jilek	80%	$412,000
Ms. Wozniak did not participate in the MIP for 2015 because she joined our company as an executive officer late in the year. Instead, Ms. Wozniak received a sign-on bonus of $100,000. The Committee based the amount of the sign-on bonus on Ms. Wozniak's anticipated full-year compensation as an executive officer and on her compensation arrangements with her former employer. She is expected to participate in the MIP for 2016.
Actual incentive compensation awarded to each Named Executive Officer may range from 0 to 2 times the target, depending on actual company and individual performance, as described below. If we attain superior performance levels such that the actual incentive compensation awarded is at or near 2 times the target, cash incentive compensation could exceed the 75th percentile of the Comparator Group; if we do not attain target performance levels for any of the goals, cash incentive compensation will be below the 50th percentile of our Comparator Group. If we do not attain threshold performance levels for any of the goals, cash incentive compensation will be below the 25th percentile of our Comparator Group.
To establish the performance goals and related targets applied to MIP payments for the Named Executive Officers, the Committee examined goals that were recommended by the Chief Executive Officer, after consultation with the Chief Financial Officer and certain other executive officers, and that were based solely on objectively determinable financial performance measures. The Committee then assessed these recommendations in light of comparable data of the Comparator Group and relevant survey data. In February 2015, the Committee established the performance goals for 2015 for the MIP. The MIP performance goals that applied to the Named Executive Officers (prior to adjustments specified in the MIP), as well as the weight assigned to each performance goal and the corresponding payout levels, were as follows:

Financial Performance Measure	Weight	Threshold (Required for any payout; payouts begin at 75%)	Target (100% payout)	Maximum (200% payout)
Operating Income	40%	$1,045 million (2.3% increase over prior year)	$1,100 million (7.6% increase over prior year)	$1,155 million (13.0% increase over prior year)
Core Sales Growth	30%	1.5% increase over prior year	3.5% increase over prior year	5.5% increase over prior year
Free Cash Flow	10%	$794 million	$875 million	$950 million
EBITDA	20%	$1,000 million was required for any payout
The general framework of the MIP performance goals remained similar to previous years, except that the Committee increased the relative weight assigned to sales from 25% to 30% and decreased the relative weight assigned to free cash flow by a corresponding amount, from 15% to 10% to better reflect the importance of sales to our overall financial performance.

We defined operating income under the MIP as the excess of revenues over expenses for normal operating activities, sales as sales excluding the impact of acquisitions, divestitures and currency exchange rate changes, free cash flow as cash from operating activities less capital expenditures, plus proceeds from sale of property and equipment and EBITDA as earnings before interest, taxes, depreciation and amortization.
The Committee believed that these performance goals correlate strongly with two primary corporate objectives: to improve the financial return from our businesses and to strengthen our balance sheet through cash flow improvement and debt reduction. All of the target levels for the performance goals were aligned with our corporate objectives as set forth in our annual operating plan.
To provide an added performance incentive, the Committee determined that the amount of incentive compensation related to each performance goal other than EBITDA would be scaled according to the amount by which the measure exceeded or fell short of the target. The Committee also determined that the performance goals for operating income, sales and free cash flow should have a threshold level below which no incentive compensation would be earned, and that potential payouts would be scaled from 0.75 at the threshold to 2.0 times at the maximum, as detailed above.
In the case of EBITDA, the Committee determined that attainment of this performance goal is a necessary, but not sufficient, condition to trigger a payout under the EBITDA component of the MIP. If the EBITDA threshold was not attained, no award would be made for this performance goal. If the EBITDA threshold was attained, the Named Executive Officer would be eligible for up to the maximum payout under this component of the award. The Committee retained the discretion to reduce, but not to increase, the amount of the payout under this component to a Named Executive Officer, based upon the Named Executive Officer’s individual performance, as measured according to the applicable strategy deployment factor (“SDF”). The SDF measures an individual executive’s performance against expectations in the attainment of corporate strategic goals set by the Committee. The SDF is determined by the Committee for each Named Executive Officer based on its assessment of individual performance following consultation with the Chief Executive Officer.
The actual incentive compensation of each Named Executive Officer was determined by multiplying the eligible target incentive compensation amount by a multiplier determined as described above. For 2015, actual results as measured by the performance goals under the MIP were as follows:

Financial Performance Measure	Weight	Actual Financial Results	Actual Payout Percentage
Operating Income (As Adjusted for the MIP)	40%	$855.8 million	0.0%
Core Sales Growth	30%	-3.9%	0.0%
Free Cash Flow	10%	$643.0 million	0.0%
EBITDA	20%	$1,126.7 million	0.0%
Adjustments to operating income and EBITDA for factors specified in the MIP included: restructuring and other charges ($120.5 million), goodwill and other intangible asset impairment ($554.7 million), acquisition and deal related costs ($50.6 million), pension “mark to market” gains ($23.0 million), and acquisitions ($24.2 million). These adjustments for factors specified in the MIP differ from those used to calculate our segment income as disclosed elsewhere in this Proxy Statement. Core sales growth is defined as the year over year rate of change in sales excluding the impact of foreign currency (-6.6%) and acquisitions (2.1%). Based on these financial results, the Committee determined that no amounts would be paid to the Named Executive Officers under the MIP for 2015.
2015 Long-Term Incentive Compensation
The Committee emphasizes executive compensation that is tied to building and sustaining our company’s value through ordinary share performance over time. We provide long-term compensation to our executives to further the objectives of:

•	motivating and rewarding executives through share price appreciation;

•	encouraging innovation and growth;

•	aligning management and shareholder interests; and

•	attracting and retaining key executive talent.
In keeping with this philosophy, the Committee establishes long-term incentive compensation targets between the 50th and 75th percentiles of competitive compensation programs, based on the Committee’s assessment of both published survey data and data from our Comparator Group. The Committee believes that establishing long-term incentive compensation targets above the 50th percentile of competitive compensation programs is an effective means of enhancing the performance-based elements of our compensation program. By offering greater potential rewards for achievement of the performance goals under our long-term incentive compensation program, we believe we provide enhanced motivation for our Named Executive Officers to achieve the performance goals determined by the Committee. This leverages the effectiveness of the performance-based elements of our compensation program, further aligning management and shareholder interests.
In 2015, the Committee awarded long-term incentive compensation under the 2012 Plan. As it does each year, the Committee used benchmark data (including compensation surveys, Comparator Group information and other data provided by Aon Hewitt) to set competitive target dollar award levels for each Named Executive Officer and for each position or grade level. Differences in target dollar award levels among the Named Executive Officers were decided by the Committee based on various factors, including competitive conditions for the Named Executive Officer’s position within the Comparator Group and in the broader employment market, as well as the Named Executive Officer’s length of employment, level of responsibility, experience and individual performance. Individual awards generally range between 80 and 120 percent of the target award level, with actual award amounts determined by the Committee based on its assessment of both the executive’s individual performance against his or her individual performance goals in the previous year and company performance in the previous year against our strategic plan. If we build and sustain long-term shareholder value through superior performance, ongoing long-term incentive values may exceed the 75th percentile of our Comparator Group.
The Committee approved in December 2014 the elements and mix of long-term incentive compensation granted effective January 2, 2015 under the 2012 Plan. The Committee granted all then-serving Named Executive Officers a mix of the following components: stock options, restricted stock units and cash settled performance units. We have balanced our long-term incentive compensation program vehicles to create an equal focus on shareholder wealth creation, the creation of a sustaining business and assuring the leadership is committed to the long-term success of the enterprise. Each component was equally weighted, representing one-third of the total long-term incentive award value. The components had the features described below:

•
Stock options: The Committee determined that it would grant ten-year stock options, with one third of the options vesting on each of the first, second and third anniversaries of the grant date, as in prior years.

•
Restricted stock units: Each restricted stock unit represents the right to receive one of our ordinary shares upon vesting and includes one dividend equivalent unit, which entitles the holder to a cash payment equal to all cash dividends declared on our ordinary shares from and after the date of grant. One-third of the restricted stock units would vest on each of the first three anniversaries of the grant date if the performance hurdle described below under "Impact of Tax Considerations" was met.

•
Cash settled performance units: The Committee granted cash settled performance units in 2015 from a bonus pool that would be established only if our company met a specified goal for adjusted net income in 2015. From this bonus pool, each participant, including the Named Executive Officers, would be granted cash settled performance units. Each performance unit entitled the holder to a cash payment following the end of a three-year performance period if we achieved specified company performance goals on metrics established by the Committee. The performance goals selected by the Committee for the 2015 to 2017 performance period, as well as the weighting and potential payout levels, were as follows:

Financial Performance Measure	Weight	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)
Compounded Annual Growth Rate (CAGR) of Revenue in 2015-2017 Compared to 2014	50%	1.0% CAGR	3.0% CAGR	6.0% CAGR
Return on Invested Capital (ROIC) in 2015-2017 Compared to 2014	50%	100 basis point increase	250 basis point increase	450 basis point increase

Payouts would be scaled for performance between threshold and target and between target and maximum. An executive officer could elect to defer receipt of the cash payment under our Non-Qualified Deferred Compensation Plan.
Ms. Wozniak did not participate in our long-term incentive compensation program on the same terms as the other Named Executive Officers in 2015 because she joined our company as an executive officer late in the year. However, she received an equity-based award in connection with her commencement of employment. The award had an aggregate grant date fair value of $1.75 million and consisted of 50% stock options and 50% restricted stock units, each of which were subject to 4-year cliff-vesting. The Committee determined the amount and form of the award based on arm's length negotiations with Ms. Wozniak, the amount and form of Ms. Wozniak's long-term incentive compensation at her former employer and internal pay comparisons.

The value of stock options and restricted stock units and a range of values for the cash settled performance units granted to the Named Executive Officers in 2015 are reflected in the table under “Executive Compensation-Grants of Plan-Based Awards Table.”
The value of restricted stock units that vested for each Named Executive Officer in 2015 and the value of options exercised by each Named Executive Officer in 2015 are shown in the table under “Executive Compensation-Option Exercises and Stock Vested.”
The Committee reviews and approves all equity awards to newly hired or promoted executives at regular meetings throughout the year. As a rule, the Committee grants awards to newly hired or promoted executives that are effective the earlier of the 15th day of the month following the date of hire or promotion or the 15th day of the month following the date of the Committee meeting at which the grant is approved. If the 15th day of such month is a day on which the NYSE is not open for trading, then the grant date will be the first day following the 15th day of such month on which the NYSE is open for trading. The Committee has also given the Committee Chair and the Chief Executive Officer discretion to grant equity awards to newly hired or promoted executives as required throughout the year, within the guidelines of the 2012 Plan. The Committee then ratifies these grants at its next meeting. All options are granted with an exercise price equal to fair market value based on the closing share price on the effective day of grant.
As described above under "Changes to our Compensation Programs in 2015 -- Decision to Replace Cash Settled Performance Units with Performance Share Units Beginning in 2016," in December 2015, the Committee approved replacing the cash settled performance units with performance share units beginning in 2016. Like the cash settled performance units, the performance share units will have a three-year performance period. However, the performance share units will be earned or forfeited based on our achievement of goals relating to adjusted earnings per share, rather than, as in the case of the cash settled performance units, goals relating to compounded annual revenue growth rate and return on invested capital. We decided to replace cash settled performance units with performance share units to increase participants’ line-of-sight between performance goals and award values and to strengthen the alignment of participants' interests with the interests of our long-term shareholders.
Prior Long-Term Incentive Grants
In 2013, the Committee granted cash settled performance units to the Named Executive Officers from a bonus pool that would be established only if our company met a specified goal for free cash flow in 2013. Each performance unit entitled the holder to a cash payment following the end of the three-year performance period from 2013-2015, if we achieved specified company performance goals on metrics established by the Committee. The performance goals selected by the Committee for the 2013 to 2015 performance period were revenue growth and return on invested capital, each weighted 50%. Subject to establishment of the bonus pool and depending on cumulative company performance over the three-year performance period, we would pay nothing if a threshold were not met, 50% of the target value if the threshold were met, 100% of the target value if the target were met and 200% of the target value if the maximum were met. Payouts would be scaled for performance between threshold and target and between target and maximum.
The performance goals selected by the Committee for the 2013 to 2015 performance period, as well as the weighting, potential payout levels, actual performance and actual payout percentages were as follows:

Financial Performance Measure	Weight	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	Actual	Actual Payout (% of Target)
Compounded Annual Growth Rate (CAGR)[1] of Revenue in 2013-2015 Compared to 2012	50%	1.0% CAGR	3.0% CAGR	6.0% CAGR	1.6% CAGR	64.9%
Return on Invested Capital (ROIC) in 2013-2015 Compared to 2012	50%	100 basis point increase	250 basis point increase	450 basis point increase	130 basis point increase	59.8%
2013 Program Total Weighted Performance						62.4%
1CAGR excludes the impact of changes in foreign currency exchange rates.
We also met the specified goal for free cash flow in 2013. Based on the foregoing, the Named Executive Officers received the payouts that are reflected in the “Non-Equity Incentive Plan Compensation” column under “Executive Compensation-Summary Compensation Table.”

.
Stock Ownership Guidelines
The Committee has established stock ownership guidelines for the Named Executive Officers and other executives to motivate them to become significant shareholders and to further encourage long-term performance and growth. The Committee monitors our executives’ compliance with these stock ownership guidelines and periodically reviews the definition of “stock ownership” to reflect the practices of companies in the Comparator Group. For 2015, “stock ownership” included ordinary shares owned by the officer both directly and indirectly, the pro-rated portion of unvested restricted stock, restricted stock units, and shares held in our employee stock ownership plan or our employee stock purchase plan. The Committee determined that, over a period of five years from appointment, certain executives should accumulate and hold ordinary shares equal to specified multiples of base salary. The multiples of base salary required by the guidelines are as follows:

Executive Level	Stock Ownership Guidelines (as a multiple of salary)
Chief Executive Officer	6.0x base salary
Executive Vice President and Chief Financial Officer	3.0x base salary
Senior Vice President, Human Resources; Senior Vice President and General Counsel	2.5x base salary
Other key executives	2.0x base salary
Stock Ownership for the Currently-Serving Named Executive Officers as of December 31, 2015

	Share Ownership	12/31/15 Market Value ($) (1)	Ownership Guideline ($)	Meets Guideline
Randall J. Hogan	641,437	31,770,375	7,360,356	Yes
John L. Stauch	184,956	9,160,871	2,023,875	Yes
Frederick S. Koury	100,548	4,980,142	1,203,188	Yes
Angela D. Jilek	41,393	2,050,195	1,287,500	Yes
Beth A. Wozniak	1,186	58,743	970,000	No(2)

(1)
The amounts in this column were calculated by multiplying the closing market price of our ordinary shares on December 31, 2015 (the last trading day of our most recently completed fiscal year) of $49.53 by the number of shares owned.

(2)	Newly hired officer on September 14, 2015.
Equity Holding Policy
We maintain an equity holding policy under which executive officers who are subject to our stock ownership guidelines are required to retain 100% of the net number of shares acquired under equity awards until the ownership guidelines are satisfied. This policy may be waived to the extent its application to any individual executive officer would cause undue hardship to the executive officer.
Clawback Policy
We maintain a clawback policy under which certain incentive compensation earned by our executive officers may be recouped if the executive officer’s fraud or intentional misconduct is a significant contributing factor to a restatement of financial results. The incentive compensation subject to this policy includes cash bonuses, cash performance units and equity-based awards subject to performance-based vesting conditions to the extent the compensation was paid, credited or earned during the year after the financial results were first disclosed. We intend to amend the policy as and when necessary to reflect applicable changes in law and stock exchange listing standards, including the requirements of the final regulations and listing standards expected to be issued pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.
Policy Prohibiting Hedging and Pledging
We maintain a policy that prohibits our executive officers and directors from engaging in hedging or pledging transactions involving our ordinary shares or other Pentair securities.

Retirement and Other Benefits
Eligible Named Executive Officers and other executives and employees participate in the Pentair, Inc. Pension Plan, the Pentair, Inc. Retirement Savings and Stock Incentive Plan (the "RSIP/ESOP Plan"), the Pentair, Inc. Supplemental Executive Retirement Plan and the Pentair, Inc. Restoration Plan. We also provide other benefits such as medical, dental and life insurance and disability coverage to employees, including the Named Executive Officers. We aim to provide employee and executive benefits at levels that reflect competitive market levels, and established such benefits at approximately the 50th percentile of similar benefits offered by our peers at the time our benefit programs were established. Descriptions of the Pentair, Inc. Pension Plan, the RSIP/ESOP Plan, the Pentair, Inc. Supplemental Executive Retirement Plan and the Pentair, Inc. Restoration Plan are below under “Executive Compensation – Pension Benefits.”
Medical, Dental, Life Insurance and Disability Coverage
Employee benefits such as medical, dental, life insurance and disability coverage are available to all U.S.-based participants through our active employee plans. In addition to these benefits for active employees, we provide post-retirement medical, dental and life insurance coverage to certain retirees in accordance with the legacy company plans which applied at the time the employees were hired. We provide up to one and a half times annual salary (up to $1,000,000) in life insurance, and up to $15,000 per month in long-term disability coverage. The value of these benefits is not required to be included in the Summary Compensation Table since they are made available to all of our U.S. salaried employees.
Other Paid Time-Off Benefits
We also provide vacation and other paid holidays to all employees, including the Named Executive Officers, which we have determined to be comparable to those provided at other large companies.
Deferred Compensation
We sponsor a non-qualified deferred compensation program, called the Sidekick Plan, for our U.S. executives within or above the pay grade that has a midpoint annual salary of $202,600 in 2015. This plan permits executives to defer up to 25% of their base salary and 75% of their annual cash incentive compensation. Executives also may defer receipt of restricted stock units or cash settled performance units. We normally make contributions to the Sidekick Plan on behalf of participants similar to our contributions under the RSIP/ESOP Plan with respect to each participant’s contributions from that portion of his or her income above the maximum imposed by Section 401(a)(17) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which was $265,000 in 2015, but below the Sidekick Plan’s compensation limit of $700,000.
Participants in the Sidekick Plan are allowed to invest their account balances in a number of possible mutual fund investments. Fidelity Investments Institutional Services Co. provides these investment vehicles for participants and handles all allocation and accounting services for the Plan. We do not guarantee or subsidize any investment earnings under the Plan, and our ordinary shares are not a permitted investment choice under the Plan, although deferred restricted stock units are automatically invested in shares.
Amounts deferred, if any, under the Sidekick Plan by the Named Executive Officers are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns under “Executive Compensation-Summary Compensation Table.” Our contributions allocated to the Named Executive Officers under the Sidekick Plan are included in the “All Other Compensation” column under “Executive Compensation-Summary Compensation Table.”
Perquisites and Other Personal Benefits
We provide Named Executive Officers with a perquisite program (the “Flex Perq Program”) under which the Named Executive Officers receive a cash perquisite allowance in an amount that the Committee believes is customary, reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. The Committee periodically reviews market data provided by Aon Hewitt to assess the levels of perquisites provided to Named Executive Officers.
For 2015, the total aggregate annual allowance under the Flex Perq Program was $50,000 for Mr. Hogan and $40,000 for all other executive officers (other than Ms. Wozniak, who received only $10,000 to reflect her partial year of service). In addition to the allowance provided under the Flex Perq Program, we paid for annual executive physicals for Mr. Hogan and Ms. Jilek, expenses related to the physical for Mr. Hogan and a fitness center reimbursement and holiday gifts for certain of our Named Executive Officers. The fitness center reimbursement is provided pursuant to a broad-based policy that applies generally to U.S. employees. During 2015, we permitted one instance of personal use of a chartered aircraft on a single flight by our Chief Executive Officer. The personal use did not result in any aggregate incremental cost to us.

The amounts of the annual allowance under the Flex Perq Program, the fitness center reimbursement and the holiday gifts are included in the “All Other Compensation” column under “Executive Compensation – Summary Compensation Table” and are set forth in more detail in footnote 5 to that table. No amounts are included in the “All Other Compensation” column relating to the personal use of the aircraft described above because the personal use did not result in any aggregate incremental cost to us.
Severance and Change-in-Control Benefits
We provide severance and change-in-control benefits to selected executives to provide for continuity of management upon a threatened or completed change in control. These benefits are designed to provide economic protection to key executives following a change in control of our company so that our executives can remain focused on our business without undue personal concern. We believe that the security that these benefits provide helps our key executives to remain focused on our on-going business and reduces the key executive’s concerns about future employment. We also believe that these benefits allow our executives to consider the best interests of our company and its shareholders due to the economic security afforded by these benefits. We currently provide only the following severance and change-in-control benefits to our executive officers:

•
We have agreements with our key corporate executives and other key leaders, including all Named Executive Officers, that provide for contingent benefits upon a change in control or upon a covered termination following a change in control.

•
The 2012 Plan provides that, upon a change in control, all options, restricted stock and restricted stock units that are unvested become fully vested; all cash performance awards (other than annual incentive awards) are paid in full based on performance at the better of target or trend; and all annual incentive awards are paid based on full satisfaction of the performance goals (i.e., target). In addition, if an employee’s employment is involuntarily terminated for a reason other than cause, death or disability, or if an employee who is a Board-appointed corporate officer voluntarily terminates employment for good reason, then the employee’s outstanding awards under the 2012 Plan will be eligible for continued or accelerated vesting as described below under “Executive Compensation-Potential Payments Upon Termination Or Change In Control.”

•
Upon certain types of terminations of employment (other than a termination following a change in control), severance benefits may be paid to the Named Executive Officers at the discretion of the Committee.

We explain these benefits more fully below under “Executive Compensation-Potential Payments Upon Termination Or Change In Control.” In connection with his cessation of employment on March 1, 2016, Mr. Koury's outstanding awards under the 2012 Plan were eligible for continued or accelerated vesting and he received other severance benefits as described below under "Executive Compensation-Potential Payments Upon Termination Or Change In Control."
Impact of Tax Considerations
Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our Chief Executive Officer and our three other most highly paid executive officers (other than our Chief Financial Officer). There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements, including periodic shareholder approval of the benefit plans under which we pay such performance-based compensation. Annual and long-term cash incentive compensation generally is performance-based compensation meeting those requirements and, as such, is fully deductible. The Committee included a performance hurdle on grants of restricted stock units in 2015 that requires our company to meet a specified goal for adjusted net income for any vesting to take place. This performance condition is intended to make the restricted stock units eligible to be treated as performance-based compensation. Stock options that we grant under the 2012 Plan are also treated as performance-based compensation. At the Annual General Meeting in 2013, our shareholders approved the performance goals under the 2012 Plan, making awards granted under the Plan eligible to be treated as performance-based compensation under Section 162(m) if the Committee elects to make the awards otherwise compliant with the applicable requirements of Section 162(m).
The Committee also considers the impact of other tax provisions, such as the restrictions on deferred compensation set forth in Section 409A of the Code, and attempts to structure compensation in a tax-efficient manner, both for the Named Executive Officers and for our company. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has not adopted a policy requiring all compensation to be deductible.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2015.
THE COMPENSATION COMMITTEE
David A. Jones, Chair
Jerry W. Burris
T. Michael Glenn
William T. Monahan

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The table below summarizes the total compensation paid to or earned by each of the Named Executive Officers for the years ended December 31, 2013, 2014 and 2015.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total Compensation ($)
Randall J. Hogan Chairman and Chief Executive Officer	2015	1,275,795	—	3,133,360	3,132,877	1,860,352	—	101,657	9,504,041
	2014	1,226,726	—	3,130,377	3,130,873	3,639,624	3,595,207	113,895	14,836,702
	2013	1,173,900	—	2,981,318	3,156,470	4,287,977	1,057,943	95,187	12,752,795

John L. Stauch Executive Vice President and Chief Financial Officer	2015	674,625	—	800,027	799,883	416,000	67,883	81,408	2,839,826
	2014	642,500	—	750,021	750,127	1,168,709	1,293,988	76,978	4,682,323
	2013	566,250	—	666,686	705,834	1,242,580	163,044	80,688	3,425,082

Frederick S. Koury Senior Vice President, Human Resources (6)	2015	481,275	—	416,683	416,613	208,000	—	81,520	1,604,091
	2014	465,000	—	400,031	400,061	675,960	850,891	66,186	2,858,129
	2013	427,500	—	333,317	352,910	717,362	18,355	79,145	1,928,589

Angela D. Jilek Senior Vice President, General Counsel and Secretary	2015	515,000	—	366,673	366,614	208,000	74,630	82,884	1,613,801
	2014	500,000	—	333,308	333,377	610,000	555,765	59,816	2,392,266
	2013	452,750	—	333,317	352,910	638,680	70,095	72,237	1,919,989

Beth A. Wozniak President, Flow & Filtration Solutions (7)	2015	145,133	100,000	875,016	875,297	—	—	11,972	2,007,418

(1)	The amounts in column (e) represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification 718 (“ASC
718”), of restricted stock units granted during each year. Assumptions used in the calculation of the amounts in column (e) are included in footnote 15 to our audited financial statements for the year ended December 31, 2015 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2016.

(2)
The amounts in column (f) represent the aggregate grant date fair value, computed in accordance with ASC 718, of stock options granted during each year. Assumptions used in the calculation of these amounts are included in footnote 15 to our audited financial statements for the year December 31, 2015 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2016.

(3)
The amounts in column (g) with respect to 2015 reflect cash awards to the named individuals pursuant to awards under the MIP in 2015, which were determined by the Compensation Committee at its February 22, 2016 meeting and, to the extent not deferred by the executive, paid shortly thereafter, as well as payments to the named individuals pursuant to cash settled performance units granted in 2013 that vested in 2015. The amounts paid pursuant to awards under the MIP were as follows: Mr. Hogan – $0; Mr. Stauch – $0; Mr. Koury – $0; and Ms. Jilek – $0. The amounts paid pursuant to cash settled performance units earned at the end of a three-year performance period from 2013-2015 were as follows: Mr. Hogan –$1,860,352; Mr. Stauch –$416,000; Mr. Koury – $208,000; and Ms. Jilek – $208,000. Ms. Wozniak did not participate in the MIP or receive any payments pursuant to cash settled performance units in 2015.

(4)
The amounts in column (h) reflect the increase in the actuarial present value of the Named Executive Officer’s accumulated benefits under all of our pension plans determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. The actual present value of such accumulated benefits for Messrs. Hogan and Koury decreased by ($169,653) and ($4,301), respectively, in 2015. In accordance with regulations of the Securities and Exchange Commission, these negative amounts are not reflected in the sums reported in column (h).

(5)
The table below shows the components of column (i) for 2015, which include perquisites and other personal benefits; and the Company contributions under the Sidekick Plan, RSIP/ESOP Plan and the Employee Stock Purchase Plan:

	(A)	(B)	(C)	(D)
Name	Perquisites under the Flex Perq Program ($)(a)	Other Perquisites and Personal Benefits ($)(b)	Contributions under Defined Contribution Plans ($)(c)	Matches under the Employee Stock Purchase Plan ($)
Mr. Hogan	50,000	12,582	39,075	—
Mr. Stauch	40,000	533	39,075	1,800
Mr. Koury	40,000	195	39,075	2,250
Ms. Jilek	40,000	3,809	39,075	—
Ms. Wozniak	10,000	305	1,667	—

(a)
The amount shown in column (A) for each individual reflects amounts paid to or for the benefit of each Named Executive Officer under the Flex Perq Program, which is designed to provide corporate officers and other key executives with an expense allowance for certain personal and business-related benefits.

(b)
The amounts shown in column (B) consist of the cost of annual executive physicals for Mr. Hogan and Ms. Jilek, the costs of travel, food and lodging related to the physical for Mr. Hogan, holiday gifts for Mr. Stauch, Ms. Jilek and Ms. Wozniak, and a fitness center reimbursement for Messrs. Stauch and Koury and Ms.Wozniak provided pursuant to a broad-based policy that applies generally to U.S. employees. No amounts are included in column (B) relating to personal use of a chartered aircraft on a single flight by Mr. Hogan because the personal use did not result in any aggregate incremental cost to us.

(c)
The amount shown in column (C) for each individual reflects amounts contributed by us to the RSIP/ESOP Plan and the Sidekick Plan during 2015. In the case of the Sidekick Plan, the amounts contributed by us during 2015 relate to salary deferrals in 2014.

(6)	Mr. Koury's employment ceased on March 1, 2016.

(7)
Ms. Wozniak became President of our Flow & Filtration Solutions business segment in September 2015. The amount shown in the "Bonus" column reflects the signing bonus Ms. Wozniak received in connection with her commencement of employment.

GRANTS OF PLAN-BASED AWARDS IN 2015

			Estimated Future Payouts Under Non- Equity Incentive Plan Awards (2) (3)			Estimated Future Payouts Under Equity Incentive Plan Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Name	Grant Date	Compen-sation Committee Approval Date (1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#) (4)	All Other Option Awards: Number of Securities Underlying Options (#) (5)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($) (6)
Randall J. Hogan
	01/02/2015	12/8/2014							46,991			3,133,360
	01/02/2015	12/8/2014								186,786	66.68	3,132,877
	01/02/2015	12/8/2014	1,566,667	3,133,334	6,266,668
			1,530,954	2,041,272	4,082,544
John L. Stauch
	01/02/2015	12/8/2014							11,998			800,027
	01/02/2015	12/8/2014								47,690	66.68	799,883
	01/02/2015	12/8/2014	400,000	800,000	1,600,000
			505,969	674,625	1,349,250
Frederick S. Koury
	01/02/2015	12/8/2014							6,249			416,683
	01/02/2015	12/8/2014								24,839	66.68	416,613
	01/02/2015	12/8/2014	208,334	416,667	833,334
			288,765	385,020	770,040
Angela D. Jilek
	01/02/2015	12/8/2014							5,499			366,673
	01/02/2015	12/8/2014								21,858	66.68	366,614
	01/02/2015	12/8/2014	183,334	366,667	733,334
			309,000	412,000	824,000
Beth A. Wozniak
	09/15/2015	9/6/2015							16,192			875,016
	09/15/2015	9/6/2015								65,443	54.04	875,297

(1)
The Compensation Committee’s practices for granting options and restricted stock units, including the timing of all grants and approvals therefor, are described under “Compensation Discussion and Analysis – 2015 Long-Term Incentive Compensation.”

(2)
The amounts shown in column (d) to which no grant date applies reflect the total of the threshold payment levels for each element under our MIP. This amount is 75% of the target amounts shown in column (e). The amounts shown in column (f) are 200% of such target amounts. These amounts are based on the individual’s actual salary paid for 2015 and current position.

.

(3)
The amounts shown in column (d) as having been granted on January 2, 2015, reflect the total of the threshold payment levels for awards of cash settled performance units granted in 2015 under the 2012 Plan, which are 50% of the target amounts shown in column (e). The amounts shown in column (f) are 200% of such target amounts. These amounts are based on the individual’s current salary and position. Any amounts payable with respect to performance units would be paid in March 2018, based on cumulative Company performance for the period 2015 to 2017.

(4)	The amounts shown in column (j) reflect the number of restricted stock units granted to each Named Executive Officer in 2015.

(5)	The amounts shown in column (k) reflect the number of options to purchase ordinary shares granted to each Named Executive Officer in 2015.

(6)	The amounts shown in column (m) reflect the grant date fair value of the awards of restricted stock units and stock options computed in accordance with ASC 718.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2015

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)(1)	Option expiration date	Number of shares of stock or units that have not been vested (#)(2)	Market value of shares of stock or units that have not vested ($)(3)	Equity incentive plan awards: Number of unearned shares that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares that have not vested ($)
Randall J. Hogan						227,962	11,290,958
	316,448	—		30.05	1/3/2017
	330,325	—		34.18	1/2/2018
	305,253	—		24.78	1/2/2019
	362,572	—		33.38	1/4/2020
	171,324	—		36.98	1/3/2021
	193,777	—		34.12	1/3/2022
	132,554	66,277 (4)		50.61	1/2/2023
	18,188	9,094 (5)		52.69	3/15/2023
	45,526	91,053 (6)		76.87	1/2/2024
	—	186,786 (7)		66.68	1/2/2025
John L. Stauch						62,520	3,096,616
	112,500	—		34.18	1/2/2018
	59,220	—		33.38	1/4/2020
	54,890	—		36.98	1/3/2021
	60,953	—		34.12	1/3/2022
	33,875	16,938 (4)		50.61	1/2/2023
	10,907	21,816 (6)		76.87	1/2/2024
	—	47,690 (7)		66.68	1/2/2025
Frederick S. Koury						33,378	1,653,212
	68,642	—		33.38	1/4/2020
	31,603	—		36.98	1/3/2021
	36,026	—		34.12	1/3/2022
	16,937	8,469 (4)		50.61	1/2/2023
	5,817	11,635 (6)		76.87	1/2/2024
	—	24,839 (7)		66.68	1/2/2025
Angela D. Jilek						29,067	1,439,689
	2,799	—		32.40	3/3/2018
	4,815	—		19.13	3/3/2019
	12,763	—		34.23	3/2/2020
	12,812	—		36.98	1/3/2021
	18,586	—		34.12	1/3/2022
	16,311	8,330 (4)		50.61	1/2/2023
	4,847	9,696 (6)		76.87	1/2/2024
	—	21,858 (7)		66.68	1/2/2025
Beth A. Wozniak						16,192	801,990
	—	65,443 (8)		54.04	9/15/2025

(1)	The exercise price for all stock option grants is the fair market value of our ordinary shares on the date of grant.

(2)
For the restricted stock unit awards granted prior to 2014, the restrictions with respect to half of the shares will lapse on the third anniversary of the grant date and the restrictions on the remaining half of the shares will lapse on the fourth anniversary of the grant date. For the 2015 awards of restricted stock units, the restrictions with respect to one-third of the shares will lapse on the first, second, and third anniversaries of the grant date, except for the award of restricted stock units to Ms. Wozniak in 2015, which vests in full on the fourth anniversary of the grant date.

(3)
The amounts in this column were calculated by multiplying the closing market price of our ordinary shares on December 31, 2015 (the last trading day of our most recently completed fiscal year) of $49.53 by the number of unvested restricted stock units.

(4)	One-third of these options will vest on each of the first, second and third anniversaries of the grant date, January 2, 2013.

(5)	One-third of these options will vest on each of the first, second and third anniversaries of the grant date, March 15, 2013.

(6)	One-third of these options will vest on each of the first, second and third anniversaries of the grant date, January 2, 2014.

(7)	One-third of these options will vest on each of the first, second and third anniversaries of the grant date, January 2, 2015.

(8)	100% of these options will vest on the fourth anniversary of the grant date, September 15, 2015.

2015 OPTION EXERCISES AND STOCK VESTED TABLE
The following table shows a summary of the stock options exercised by the Named Executive Officers in 2015 and the restricted stock or restricted stock units vested for the Named Executive Officers during 2015.

Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)
Randall J. Hogan	—	—	129,686	7,459,987
John L. Stauch	—	—	41,628	2,383,792
Frederick S. Koury	—	—	25,402	1,450,838
Angela D. Jilek	—	—	17,665	995,856
Beth A. Wozniak	—	—	—	—

(1)	Reflects the amount calculated by multiplying the number of options exercised by the difference between the market price of our ordinary shares on the exercise date and the exercise price of options.

(2)	Reflects the amount calculated by multiplying the number of shares vested by the market price of our ordinary shares on the vesting date.
2015 PENSION BENEFITS
Listed below are the number of years of credited service and present value of accumulated pension benefits as of December 31, 2015 for each of the Named Executive Officers under the Pentair, Inc. Pension Plan, the Pentair, Inc. Supplemental Executive Retirement Plan and the Pentair, Inc. Restoration Plan, which are described in detail under “Compensation Discussion and Analysis – Retirement and Other Benefits.” The disclosed amounts are actuarial estimates only and do not necessarily reflect the actual amounts that will be paid to the Named Executive Officers, which will only be known at the time that they become eligible for payment.

Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)(1)	Payments during last fiscal year ($)
Randall J. Hogan	Pentair, Inc. Pension Plan	18	660,215	—
	Pentair, Inc. Supplemental Executive Retirement Plan	18	19,190,065	—
John L. Stauch	Pentair, Inc. Pension Plan	9	221,550	—
	Pentair, Inc. Supplemental Executive Retirement Plan	9	3,946,537	—
Frederick S. Koury	Pentair, Inc. Pension Plan	12	352,669	—
	Pentair, Inc. Supplemental Executive Retirement Plan	12	3,188,025	—
Angela D. Jilek	Pentair, Inc. Pension Plan	13	289,336	—
	Pentair, Inc. Supplemental Executive Retirement Plan	6	1,322,651	—
Beth A. Wozniak	Pentair, Inc. Pension Plan	N/A	N/A	—
	Pentair, Inc. Supplemental Executive Retirement Plan	—	—	—

(1)
The Supplemental Executive Retirement Plan benefits, which include amounts under the Restoration Plan, are payable following retirement at age 55 or later in the form of an annuity. The actuarial present values above were calculated using the following methods and assumptions:

•The Pension Plan present values were based on the accrued benefit payable at age 65 and were calculated as of December 31, 2015.
•Present values for the Pension Plan are based on a life-only annuity. Present values for the Supplemental Executive Retirement Plan are based on a 180-month-certain only annuity.
•The present value of Pension Plan benefits as of December 31, 2015 was calculated assuming a 4.28% interest rate and the MRP2007 male and female generational mortality (no collar adjustments) with improvement scale MMP2007 for post-retirement decrements with no pre-retirement mortality used.
•The present value of Supplemental Executive Retirement Plan benefits as of December 31, 2015 was calculated assuming a 3.85% interest rate.
The actual amount of pension benefits ultimately paid to a Named Executive Officer may vary based on a number of factors, including differences from the assumptions used to calculate the amounts.

The Pentair, Inc. Pension Plan, the Pentair, Inc. Retirement Savings and Stock Incentive Plan, the Pentair, Inc. Supplemental Executive Retirement Plan and the Pentair, Inc. Restoration Plan were all amended in 2008 to comply with final regulations under Section 409A of the Code. As a result of these amendments, benefits vested prior to January 1, 2005 are separated from benefits earned after January 1, 2005, and may offer different distribution or other options to participants as described below.
The Pentair, Inc. Pension Plan
The Pentair, Inc. Pension Plan (the “Pension Plan”) is a funded, tax-qualified, noncontributory defined-benefit pension plan that covers certain employees, including each of the Named Executive Officers other than Ms. Wozniak. Participation in the Pension Plan is restricted to those Named Executive Officers and other employees who were hired on or before December 31, 2007. Benefits under the Pension Plan are based upon an employee’s years of service and highest average earnings in any five-year period during the ten-year period preceding the employee’s retirement (or, in the case of an employee with more than five years but less than ten years of service, during any five-year period preceding the employee’s retirement). No additional benefits may be earned under the Pension Plan after December 31, 2017. Benefits under the Pension Plan are payable after retirement in the form of an annuity.
Compensation covered by the Pension Plan for the Named Executive Officers equals the amounts set forth in the “Salary” column under “Executive Compensation-Summary Compensation Table” and 2015 incentive compensation paid under the MIP in March 2016 set forth in the “Non-Equity Incentive Plan Compensation” column under “Executive Compensation-Summary Compensation Table.” The amount of annual earnings that may be considered in calculating benefits under the Pension Plan is limited by law. For 2015, the annual limitation was $265,000.
Benefits under the Pension Plan are calculated as an annuity equal to the participant's years of service multiplied by the sum of:

•	1.0% of the participant’s highest final average earnings; and

•	0.5% of such earnings in excess of Primary Social Security compensation.
Years of service under these formulas cannot exceed 35. Contributions to the Pension Plan are made entirely by us and are paid into a trust fund from which the benefits for all participants will be paid.
The Pentair Supplemental Executive Retirement and Restoration Plan
The Pentair, Inc. Supplemental Executive Retirement Plan (“SERP”) and the Pentair, Inc. Restoration Plan (“Restoration Plan”) are unfunded, nonqualified defined benefit pension plans. Employees eligible for participation in the SERP include all executive officers and other key executives selected for participation by the Committee. Participation in the Restoration Plan is limited to eligible employees under the SERP who were eligible employees on or before December 31, 2007. Benefits under these two Plans vest upon the completion of five years of benefit service (all service following initial participation). These Plans are combined for all administrative, accounting and other purposes. Each of the Named Executive Officers participates in the SERP and each of the Named Executive Officers other than Ms. Jilek and Ms. Wozniak participates in the Restoration Plan. All Named Executive Officers other than Ms. Wozniak are fully vested in these Plans.

Benefits under the SERP are based upon the number of an employee’s years of service following initial participation and the highest average earnings for a five calendar-year period (ending with retirement). Benefits vested as of December 31, 2004, are payable after retirement in the form of either a 15-year certain annuity or, at the participant’s option, a 100% joint and survivor annuity. Benefits earned after December 31, 2004, are payable after retirement in the form of a 15-year certain annuity. Compensation covered by the SERP and the Restoration Plan for the Named Executive Officers equals the amounts set forth in the “Salary” column under “Executive Compensation-Summary Compensation Table” and 2015 incentive compensation paid under the MIP in March 2016 set forth in the “Non-Equity Incentive Plan Compensation” column under “Executive Compensation-Summary Compensation Table.”
Benefits under the SERP are calculated as:

•	final average compensation as defined above; multiplied by

•	benefit service percentage, which equals 15% multiplied by years of benefit service.
As discussed above, the Pension Plan limits retirement benefits for compensation earned in excess of the annual limitation imposed by Code Section 401(a)(17), which was $265,000 in 2015. The Restoration Plan is designed to provide retirement benefits based on compensation earned by participants in excess of this annual limitation. The only participants in the Restoration Plan are those executive officers and other selected key leaders who participate in the SERP and who otherwise qualify for participation in the Restoration Plan. Restoration Plan benefits are combined and administered with those payable under the SERP and are paid in the same manner and at the same time.
Benefits under the Restoration Plan are calculated as:

•	final average compensation as defined above, less compensation below the annual limitation amount in each year; multiplied by

•	earned benefit service percentage (which is weighted based on age at the time of service), in accordance with the following table:

Service Age	Percentage
Under 25	4%
25-34	5.5%
35-44	7%
45-54	9%
55 or over	12%
The benefit percentages calculated above are added and the resulting percentage is multiplied by the covered compensation amount. Benefits vested as of December 31, 2004 are payable after retirement in the form of a 15-year certain annuity or, at the participant’s option, a 100% joint and survivor annuity. Benefits earned after December 31, 2004 are payable after retirement in the form of a 15-year certain annuity. No additional benefits may be earned under the Restoration Plan after December 31, 2017.
The present value of the combined accumulated benefits for the Named Executive Officers under both the SERP and the Restoration Plan is set forth in the table under “Executive Compensation-Pension Benefits.”
The Pentair Retirement Savings and Stock Incentive Plan
The Pentair Retirement Savings and Stock Incentive Plan (“RSIP/ESOP Plan”) is a tax-qualified 401(k) retirement savings plan, with a companion Employee Stock Ownership Plan (“ESOP”) component. Participating employees may contribute up to 50% of base salary and incentive compensation on a before-tax basis and 15% of compensation on an after-tax basis, into their 401(k) plan (“RSIP”). We normally match an amount equal to one dollar for each dollar contributed to the RSIP by participating employees on the first 1%, and 50 cents for each dollar contributed to the RSIP by participating employees on the next 5%, of their regular earnings to incent employees to make contributions to our retirement plan. In addition, after the first year of employment, we contribute to the ESOP an amount equal to 1 1/2 % of cash compensation (salary and incentive compensation) for each participant in the RSIP. The RSIP/ESOP Plan limits the amount of cash compensation considered for contribution purposes to the maximum imposed by Code Section 401(a)(17), which was $265,000 in 2015.
Participants in the RSIP/ESOP Plan are allowed to invest their account balances in a number of possible mutual fund investments. Our ordinary shares are also a permitted investment choice under the RSIP. We also make ESOP contributions in our ordinary shares.
Fidelity Investments Institutional Services Co. provides these investment vehicles for participants and handles all allocation and accounting services for the Plan. We do not guarantee or subsidize any investment earnings under the Plan.
Amounts deferred, if any, under the RSIP/ESOP Plan by the Named Executive Officers are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns under “Executive Compensation-Summary Compensation Table.” Amounts contributed by us to the RSIP/ESOP Plan for the Named Executive Officers are included in the “All Other Compensation” column under “Executive Compensation-Summary Compensation Table.” Matching contributions are generally made a year in arrears.
NONQUALIFIED DEFERRED COMPENSATION TABLE
The following table sets forth the contributions, earnings, distributions and 2015 year-end balances for each of the Named Executive Officers under our Sidekick Plan described under “Compensation Discussion and Analysis – Retirement and Other Benefits – Deferred Compensation.” Contributions we make to the Sidekick Plan are intended to make up for contributions to our RSIP/ESOP Plan (including our matching contributions) for cash compensation above the maximum imposed by Code Section 401(a)(17), which was $265,000 in 2015. Because the Code does not permit contributions on amounts in excess of that limit under a tax-qualified plan, the Sidekick Plan is designed to permit matching contributions on compensation in excess of the maximum imposed by Code Section 401(a)(17). We make these matching contributions to the Sidekick Plan on amounts in excess of the maximum imposed by Code Section 401(a)(17), but below the $700,000 compensation limit contained in our Sidekick Plan (such contributions by a Named Executive Officer, “Covered Sidekick Compensation”).

Name	Executive Contributions in 2015 ($)	Registrant Contributions in 2015 ($)	Aggregate Earnings/ (Loss) in 2015 ($)	Aggregate Withdrawals/ Distributions in 2015 ($)	Aggregate Balance at December 31, 2015 ($) (1)
Randall J. Hogan	25,453	22,000	(966,417)	(583,773)	5,285,290
John L. Stauch	476,382	22,000	(698,078)	(302,993)	4,012,835
Frederick S. Koury	60,626	22,000	(18,389)	(64,324)	513,365
Angela D. Jilek	—	22,000	(58,047)	(38,710)	404,180
Beth A. Wozniak	20,208	—	(434)	—	19,775

(1)
Amounts deferred under the Sidekick Plan that have also been reported in the Summary Compensation Table since 2006 for each Named Executive Officer are: Mr. Hogan — $5,257,836; Mr. Stauch — $4,533,323; Mr. Koury — $595,167; Ms. Jilek — $552,989; Ms. Wozniak — $20,208. To the extent the amounts in this column are less than the amounts that have also been reported in the Summary Compensation Table since 2006, the difference is due to losses, withdrawals or distributions.

The amounts set forth in the column “Executive Contributions in 2015” reflect the amount of cash compensation each Named Executive Officer deferred in 2015 under the Sidekick Plan.
The amounts set forth in the column “Registrant Contributions in 2015” are the totals of contributions we made in 2015 under the Sidekick Plan for the account of each Named Executive Officer. These amounts, in addition to contributions we made under the RSIP/ESOP Plan, are included in the “Summary Compensation Table” in the column labeled “All Other Compensation” above. The contributions we made are derived from some or all of the following sources:

•
Matching contributions equal to one dollar for each dollar contributed up to 1% of Covered Sidekick Compensation, and 50 cents for each incremental dollar contributed on the next 5%, deferred in 2014 by each Named Executive Officer; we normally make these contributions one year in arrears.

•	A discretionary contribution of up to 1 1/2% of Covered Sidekick Compensation earned in 2014 for each Named Executive Officer; we normally make these contributions one year in arrears.
The amounts set forth in the column “Aggregate Earnings/(Loss) in 2015” reflect the amount of investment earnings realized by each Named Executive Officer on the investments chosen that are offered to participants in our RSIP/ESOP Plan and Sidekick Plan. Fidelity Investments Institutional Services Co. provides these investment vehicles for participants and handles all allocation and accounting services for these plans. We do not guarantee or subsidize any investment earnings in either Plan.
For some participants, including the Named Executive Officers, the selected distribution events under the Sidekick Plan included a change in control, which included the Merger. As a result, the distribution of some previously earned and vested, but unpaid, amounts under Pentair’s deferred compensation programs to the Named Executive Officers commenced upon the consummation of the Merger. Some of these amounts were distributed in installments, and the amounts of the installments occurring in 2015 are set forth in the column “Aggregate Withdrawals/Distributions in 2015.”

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Except for items described below, we have no agreements, arrangements, or plans that entitle executive officers to severance, perquisites, or other enhanced benefits upon termination of their employment; such payments or benefits (other than following a change in control) would be at the discretion of the Compensation Committee.
Change in Control Agreements
We have previously entered into agreements with certain key corporate executives and business division leaders, including all Named Executive Officers, that provide for contingent benefits upon a change in control. These agreements are intended to provide for continuity of management upon a completed or threatened change in control. The agreements provide that covered executive officers could be entitled to certain severance or other benefits following a change in control. If, following such a change in control, the executive officer is involuntarily terminated, other than for disability or for cause, or if such executive officer terminates his or her employment for conditions that constitute good reason, then the executive officer is entitled to certain severance payments.
Under these agreements, the term “cause” means:

•	engaging in intentional conduct that causes us demonstrable and serious financial injury;

•	conviction of a felony; or

•	continuing willful and unreasonable refusal by an officer to perform his or her duties or responsibilities.
Under these agreements, the term “good reason” means:

•	a breach of the agreement by us;

•	any reduction in an officer’s base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits;

•
an officer’s removal from, or any failure to reelect or reappoint him or her to serve in, any of the positions held with us on the date of the change in control or any other positions to which he or she is thereafter elected, appointed or assigned, except in the event that such removal or failure to reelect or reappoint relates to our termination of an officer’s employment for cause or by reason of disability;

•
a good faith determination by an officer that there has been a material adverse change in his or her working conditions or status relative to the most favorable working conditions or status in effect during the 180-day period prior to the change in control, or, to the extent more favorable to him or her, those in effect at any time while employed after the change in control, including but not limited to a significant change in the nature or scope of his or her authority, powers, functions, duties or responsibilities or a significant reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements, but in each case excluding for this purpose an isolated, insubstantial and inadvertent event not occurring in bad faith that we remedy within 10 days after receipt of notice thereof;

•	relocation of an officer’s principal place of employment to a location more than 50 miles from his or her principal place of employment on the date 180 days prior to the change in control;

•
imposition of a requirement that an officer travel on business 20% in excess of the average number of days per month he or she was required to travel during the 180-day period prior to the change in control;

•	our failure to cause a successor to assume an officer’s agreement; or

•	only in the case of the Chief Executive Officer, a voluntary termination for any reason within 30 days following the first anniversary of any change in control.

Under these agreements, a “change in control” is deemed to have occurred if:

•
any person is or becomes the beneficial owner of securities representing 20% (or 30% in the cases of Mr. Stauch, Ms. Jilek and Ms. Wozniak) or more of our outstanding ordinary shares or combined voting power;

•
a majority of the Board changes in a manner that has not been approved by at least two-thirds of the incumbent directors or successor directors nominated by at least two-thirds of the incumbent directors;

•
we consummate a merger, consolidation or share exchange with any other entity (or the issuance of voting securities in connection with a merger, consolidation or share exchange) which our shareholders have approved and in which our shareholders control less than 50% of combined voting power after the merger, consolidation or share exchange; or

•	we consummate a plan of complete liquidation or dissolution or an agreement for the sale or disposition of all or substantially all of our assets which our shareholders have approved.

The benefits under the change in control agreements that could be triggered by a change in control and a covered termination in connection with such a change in control include:

•	upon any change in control:

•	incentive compensation awards for the year in question to be paid at target;

•	for Named Executive Officers other than Ms. Wozniak, immediate vesting of all unvested stock options and termination of all restrictions on restricted stock awards;

•
for Named Executive Officers other than Ms. Wozniak, cash settled performance awards to be paid at one-third of target if the award cycle has been in effect less than 12 months, at two-thirds of the then-current value if the award cycle has been in effect for between 12 and 24 months, and at the then-current value if the award cycle has been in effect for 24 months or more, in each case as if all performance or incentive requirements and periods had been satisfied; and

•
in certain cases for Named Executive Officers other than Ms. Wozniak, reimbursement of any excise taxes triggered by payments to the executive and any additional taxes on this reimbursement. In place of a tax gross up for excise taxes, Ms. Wozniak's agreement provides that, if excise taxes would otherwise be imposed in connection with a change in control, her change in control compensation protections will be either cut back to a level below the level that would trigger the imposition of the excise taxes or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to her.

•	upon termination of the executive by us other than for death, disability or cause or by the executive for good reason, after a change in control:

•
severance payable upon termination in an amount equal to 300% (for the Chief Executive Officer), 250% (for the other Named Executive Officers other than Ms. Wozniak) or 200% (for Ms. Wozniak) of annual base salary plus the greater of the executive’s target bonus for the year of termination or the actual bonus paid with respect to the year prior to the change in control;

•	replacement coverage for Company-provided group medical, dental and life insurance policies for up to three years (for Mr. Hogan) or two years (for Mr. Stauch, Ms. Jilek and Ms. Wozniak);

•	the cost of an executive search agency not to exceed 10% of the executive’s annual base salary;

•
the accelerated accrual and vesting of benefits under the SERP (for those executives who have been made participants of such plan); and for executives having fewer than seven years of participation in the SERP, up to three additional years of service can be credited, up to a maximum of seven years of service;

•	up to $15,000 in fees and expenses of consultants and legal or accounting advisors; and

•
for Ms. Wozniak, whose agreement does not provide for single-trigger equity vesting, all equity-based and cash incentive awards granted prior to the change in control will be subject to the terms of the incentive plan under which they were granted (including accelerated vesting, if provided for in the applicable plan), and all equity-based and cash incentive awards granted after on or after the change in control will vest or be earned in full upon such termination.

In the case of each Named Executive Officer, the agreement also requires the executive to devote his or her best efforts to us or our successor during the three-year or two-year period, to maintain the confidentiality of our information during and following employment and to refrain from competitive activities for a period of one year following termination of employment with us or our successor.

Change in Control and Termination Provisions of Incentive Plans
Change in Control Provisions
The 2012 Plan provides that, upon a change in control, unless an agreement between us and the executive provides for a more favorable result to the executive:

•	all outstanding options, restricted stock and restricted stock units that are not performance awards are immediately vested;

•	all outstanding performance awards (other than annual incentive awards) are paid in full based on performance at the better of target or trend; and

•	all outstanding annual incentive awards are paid based on full satisfaction of the performance goals.
The 2004 Omnibus Plan and 2008 Omnibus Plan each provides that, upon a change in control, unless otherwise provided in an agreement between us and the executive that discusses the effect of a change in control on the executive’s awards:

•	all outstanding options (which are the sole form of awards currently outstanding under the plans) that are unvested become fully vested.
Termination Provisions

•	Retirement. If any of the Named Executive Officers terminates employment in a retirement with at least 10 years of service, the 2012 Plan and its predecessor plans provide as follows:

•
If the retirement is prior to age 60: unvested options are forfeited; restricted stock and restricted stock units (that are not performance awards or for which any performance goals have been satisfied) vest pro rata; and performance awards are paid on a pro rata basis based on actual performance; or

•
If the retirement is after age 60: options continue to vest for 5 years; restricted stock and restricted stock units (that are not performance awards or for which any performance goals have been satisfied) vest in full; and performance awards are paid in full based on actual performance.

•
Death or Disability. If any of the Named Executive Officers terminates employment as a result of death or disability, the 2012 Plan and its predecessor plans provide that options, restricted stock and restricted stock units are immediately vested; and performance awards are paid in full based on actual performance.

•
Termination Without Cause or for Good Reason. If any of the Named Executive Officers terminates employment in an involuntary termination for a reason other than cause, death or disability, or in a voluntarily termination for good reason, then the employee’s outstanding awards under the 2012 Plan will be eligible for continued or accelerated vesting, as described below. A termination of employment under these circumstances is referred to in the 2012 Plan as a “Covered Termination.” For a Named Executive Officer’s termination to be considered a Covered Termination, the officer must execute a general release in a form and manner determined by us. Upon a Covered Termination, the 2012 Plan provides that awards held by a Board-appointed corporate officer, including such a Named Executive Officer, will be treated as follows:

•
Stock options will remain outstanding, and will continue to vest in accordance with their terms as if the officer had remained in employment, until the earlier of the expiration date of the stock option and the fifth anniversary of the covered termination.

•	Restricted stock and restricted stock units (that are not performance awards or for which any performance goals have been satisfied) will vest in full.

•
Performance awards, including restricted stock and restricted stock units that have performance-based vesting, will be paid following the end of the performance period based on achievement of the performance goals established for the awards as if the employee had not experienced a covered termination.

Under the 2012 Plan, the term “cause” means an act or omission by the officer as is determined by the Plan administrator to constitute cause for termination, including but not limited to any of the following:

•	a material violation of any company policy;

•	embezzlement from, or theft of property belonging to, us or any of our affiliates;

•	willful failure to perform, or gross negligence in the performance of, or failure to perform, assigned duties; or

•	other intentional misconduct, whether related to employment or otherwise, which has, or has the potential to have, a material adverse effect on our business.
Under the 2012 Plan, the term “good reason” means:

•	any material breach by us of the terms of any employment agreement;

•	any reduction in base salary or percentage of base salary available as incentive compensation or bonus opportunity, or any material reduction in nonqualified deferred compensation retirement benefits;

•	a good faith determination by the officer that there has been a material adverse change in the officer’s working conditions or status;

•	a relocation of the principal place of employment to a location more than 50 miles; or

•	an increase of 20% or more in travel requirements.
For an event to constitute good reason, we must receive written notice and an opportunity to cure.
Benefits pursuant to these incentive plans are generally applicable to all other participants who meet the requisite criteria as well as to the Named Executive Officers.
Quantification of Compensation Payable upon a Change in Control or Termination of Employment
The amounts each Named Executive Officer would receive upon a termination as a result of a Covered Termination, a qualifying retirement with 10 years of service, death or disability, in each case in the absence of a change in control, is shown below. As required by the SEC rules, the amounts shown assume that such termination was effective as of December 31, 2015, and thus are estimates of the amounts that would actually be received. The actual amounts to be received can only be determined in connection with the termination event. As indicated in the table below, the only benefits the Named Executive Officer would be entitled to receive upon a termination as a result of a Covered Termination, a qualifying retirement with 10 years of service, death or disability, in each case in the absence of a change in control, relate to accelerated vesting or payment of long-term incentive awards. Any severance, perquisites, or other enhanced benefits upon termination of employment in the absence of a change in control would be at the discretion of the Compensation Committee.

Executive	Stock Option Vesting	Restricted Stock Unit Vesting(1)	Cash Settled Perform- ance Unit Vesting(2)	Total
Randall J. Hogan	$—	$—	$6,636,401	$6,636,401
John L. Stauch	$—	$3,096,616	$1,550,000	$4,646,616
Frederick S. Koury	$—	$1,709,132	$816,667	$2,525,799
Angela D. Jilek	$—	$1,439,689	$700,001	$2,139,690
Beth A. Wozniak	$—	$801,990	$—	$801,990

(1)
None of the restricted stock units would vest upon a retirement prior to 10 years of service, and only a pro rata portion of the restricted stock units would vest upon a retirement with 10 years of service prior to age 60.

(2)	The amount shown assumes target performance. The actual amount is determined on the basis of actual performance through the end of the applicable performance period.
Mr. Koury's employment ceased on March 1, 2016, and his stock options, restricted stock units and cash settled performance units received the treatment described above for a Covered Termination. In addition, he received separation payments of (i) $1,169,145 within 20 days following his execution of a release of claims and (ii) provided that he is in compliance with non-solicitation and non-competition covenants at all times through January 2017, $1,189,145 on or about February 1, 2017. Mr. Koury also received an additional payment of $42,950, which he may use toward the cost of future health insurance premiums or for other purposes, at the same time the first separation payment is made. Under the terms of his separation, Mr. Koury did not receive a cash bonus for 2015 and will not be eligible to receive a cash bonus for 2016. We agreed to pay for fees and expenses of consultants and/or legal or accounting advisors to Mr. Koury as to matters relating to his separation agreement up to $15,000 and to pay for outplacement services up to $48,000 or to provide a cash payment of $48,000 in lieu of outplacement services.
The amount of compensation payable to each Named Executive Officer upon a change in control without a termination or upon a change in control followed by a termination of the executive by us other than for death, disability or cause or by the executive for good reason is shown below. The amounts shown assume that such termination was effective as of December 31, 2015, and thus are estimates of the amounts that would be paid out to the executives upon a change in control or their termination following a change in control. The actual amounts to be paid out can only be determined in connection with a change in control or termination following a change in control. Because Mr. Koury's employment ceased on March 1, 2016, he is not included in the table below.

Executive	Cash Termination Payment (1)	Stock Option Vesting (2)	Restricted Stock Unit Vesting (2)	Cash Settled Perform- ance Unit Vesting (2)	SERP & Related Pension (1)	Incentive Compen- sation (2)	Outplace- ment (1)	Legal & Account- ing Advisors (1)	Medical, Dental, Life Insur- ance (1)	Total: Change in Control (2)	Excise Tax Gross Up or Cutback (3)	Total: Change in Control Followed by Term- ination (1)
Randall J. Hogan	$9,951,201	$—	$—	$6,636,401	$—	$2,041,272	$50,000	$15,000	$39,930	$8,677,673	$—	$18,733,804
John L. Stauch	$3,373,125	$—	$3,096,616	$1,550,000	$—	$674,625	$50,000	$15,000	$36,341	$5,321,241	$—	$8,795,707
Angela D. Jilek	$2,317,500	$—	$1,439,689	$700,001	$107,411	$412,000	$50,000	$15,000	$23,555	$2,551,690	$1,835,995	$6,901,151
Beth A. Wozniak	$970,000	$—	$801,990	$—	$237,313	$—	$48,500	$15,000	$27,297	$801,990	$(119,149)	$1,980,951

(1)	Triggered only upon a change in control and a termination of the executive officer by us other than for death, disability or cause or by the executive for good reason.

(2)
Triggered solely upon a change in control under the change in control agreement for executives other than Ms. Wozniak and under the 2012 Plan for Ms. Wozniak. The amount shown for cash settled performance units assumes target performance.

(3)
For each of the executives other than Ms. Wozniak, reflects either the amount of the gross-up for excise taxes or a reduction mandated by the change in control agreement in the event that the excise tax on certain “parachute payments” can be avoided by reducing the amount of the payments by not more than 10%. In place of a tax gross up for excise taxes, Ms. Wozniak's agreement provides that, if excise taxes would otherwise be imposed in connection with a change in control, her change in control compensation protections will be either cut back to a level below the level that would trigger the imposition of the excise taxes or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to her.

The amounts in the two tables above assume, to the extent applicable, that:

•	our ordinary shares were valued at $49.53, the closing market price for our ordinary shares on December 31, 2015;

•	outplacement services fees are $50,000 for Messrs. Hogan and Stauch and Ms. Jilek and the maximum possible under the change in control agreements (10% of annual base salary) for Ms. Wozniak;

•	legal and accounting advisor fees are the maximum possible under the change in control agreements for each executive officer; and

•
medical, dental and life insurance coverage will continue until three years (for Mr. Hogan) or two years (for Mr. Stauch, Ms. Jilek and Ms. Wozniak) after a change in control, in each case at the current cost per year for each executive.

Under certain circumstances, as reflected above, we may pay to an executive covered by a change in control agreement (other than Ms. Wozniak) an excise tax gross up. In place of a tax gross up for excise taxes, Ms. Wozniak's agreement provides that, if excise taxes would otherwise be imposed in connection with a change in control, her change in control compensation protections will be either cut back to a level below the level that would trigger the imposition of the excise taxes or paid in full and subjected to the excise taxes, whichever results in the better after-tax result to her. In determining the amount of any gross up or cut back included in the tables above, we made the following material assumptions: an excise tax rate of 20% under Section 280G of the Code, a combined federal and state individual tax rate of 41.9%, and we would be able to overcome any presumption that grants of stock options or restricted stock units in 2015 were made in contemplation of a change in control pursuant to regulations promulgated under the Code. In addition, no excise tax gross up will be made if the portion of the payments treated as “parachute payments” received by an executive in the event of a change in control can be reduced by not more than 10% and escape an excise tax. In that event, the payments will be reduced to the highest qualifying amount and no gross up will be paid. Furthermore, it was assumed that no value will be attributed to any non-competition agreement. At the time of any such change in control or termination, a value may be attributed, which would result in a reduction of amounts subject to the excise tax.
RISK CONSIDERATIONS IN COMPENSATION DECISIONS
The Committee believes that paying for performance is an important part of its compensation philosophy, but recognizes the risk that incentivizing specific measures of performance may pose to the performance of the Company as a whole if personnel were to act in ways designed primarily to maximize their compensation. Therefore the Committee annually conducts an assessment of potential risks arising from its compensation programs and policies. In its December 2015 assessment, the Committee noted the following considerations, among others:

•	The balance of our fixed and variable compensation in our executive officer compensation programs

•	The balance in our compensation programs between the achievement of short-term objectives and longer-term value creation

•	The mix of compensation forms within our long-term incentive compensation program

•	Our use of multiple performance measures under our incentive compensation programs

•	The impact of these performance measures on our financial results

•	Our use of performance curves that require achievement of a minimum level of performance before receiving any incentive payout

•	Capped payouts under our incentive programs

•	Our adoption of a clawback policy pursuant to which certain incentive compensation earned by our executive officers may be subject to recoupment

•	Our stock ownership guidelines and equity holding policy

•	Our adoption of an equity holding policy
Based on its assessment, the Committee concluded that the risks arising from our compensation programs and policies are not reasonably likely to have a material adverse effect on our company. The Committee will continue to assess our compensation programs to align employee interests with those of long-term shareholder interests.
DIRECTOR COMPENSATION

Director compensation is determined by the Governance Committee of the Board of Directors of Pentair plc. We use a combination of cash and equity-based incentive compensation to attract and retain qualified directors. Compensation of our directors reflects our belief that a significant portion of directors’ compensation should be tied to long-term growth in shareholder value.

Mr. Hogan, our only employee-director, is not and will not be separately compensated for service as a member of the Board.
Director Fees
Annual retainers for non-employee directors’ service on the Board and Board Committees are as follows:
Board Retainer …………………………………………………..	$123,000
Lead Director Supplemental Retainer ……………………………	$40,000
Audit and Finance Committee Chair Supplemental Retainer …….	$25,000
Compensation Committee Chair Supplemental Retainer ..….……	$25,000
Governance Committee Chair Supplemental Retainer …………..	$20,000
Audit and Finance Committee Retainer …………………………..	$23,500
Other Committee Retainer (per committee) …..…………………	$11,750
Equity Awards
Non-employee directors also receive a grant of options and restricted stock units under the 2012 Plan as a part of their compensation unless a director has not met the stock ownership guidelines described below, in which case a director only receives a grant of restricted stock units. Directors who have not met the stock ownership guidelines receive only restricted stock units to assist them in meeting the ownership level required by the guidelines in a timely manner. Options granted are exercisable at the closing price of our stock on the date of grant, have a ten-year term and vest in one-third increments on the first, second and third anniversaries of the grant date. Restricted stock units granted vest on the first anniversary of the grant date. Each restricted stock unit represents the right to receive one of our ordinary shares upon vesting and includes one dividend equivalent unit, which entitles the holder to all cash dividends declared on one of our ordinary shares from and after the date of grant.

Stock Ownership Guidelines
We maintain stock ownership guidelines for our non-employee directors. Non-employee directors are expected to acquire and hold our ordinary shares or stock equivalents having a value equal to five times the annual retainer for non-employee directors within five years after election.
Stock Ownership for Directors Serving as of December 31, 2015

	Share Ownership(1)	12/31/15 Market Value ($)(2)	Ownership Guideline ($)	Meets Guideline
Glynis A. Bryan	21,733	1,076,435	615,000	Yes
Jerry W. Burris	13,941	690,498	615,000	Yes
Carol Anthony (John) Davidson	14,175	702,088	615,000	Yes
Jacques Esculier	3,648	180,685	615,000	No (3)
T. Michael Glenn	15,927	788,864	615,000	Yes
David H. Y. Ho	11,036	546,613	615,000	No (3)
David A. Jones	38,404	1,902,150	615,000	Yes
Ronald L. Merriman	19,811	981,239	615,000	Yes
William T. Monahan	52,706	2,610,528	615,000	Yes
Billie I. Williamson	3,457	171,225	615,000	No (3)

(1)	The amounts in this column include ordinary shares owned by the director, both directly and indirectly, and unvested restricted stock units.

(2)	Based on the closing market price for our ordinary shares on December 31, 2015 of $49.53.

(3)	Non-employee directors have until the later of five years after their election as a director or five years after the Merger to meet the stock ownership guideline.

Director Compensation Table
The table below summarizes the compensation that we paid to non-employee directors for the year ended December 31, 2015.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Glynis A. Bryan	151,500	67,480	67,493	—	—	—	286,463
Jerry W. Burris	146,500	67,480	67,493	—	—	—	281,463
Carol Anthony (John) Davidson	123,000	67,480	67,493	—	—	—	257,963
Jacques Esculier	146,500	135,027	—	—	—	—	281,527
T. Michael Glenn	161,500	67,480	67,493	—	—	—	296,463
David H. Y. Ho	146,500	67,480	67,493	—	—	—	281,463
David A. Jones	171,500	67,480	67,493	—	—	—	306,463
Ronald L. Merriman	171,500	67,480	67,493	—	—	—	306,463
William T. Monahan	186,500	67,480	67,493	—	—	—	321,463
Billie I. Williamson	146,500	135,027	—	—	—	—	281,527

(1)
Randall Hogan, our Chief Executive Officer, is not included in this table as he is our employee and receives no compensation for his services as a director. The compensation received by Mr. Hogan as our employee during and for 2015 is shown under “Executive Compensation – Summary Compensation Table.”

(2)
The amounts in column (c) represent the aggregate grant date fair value, computed in accordance with ASC 718, of restricted stock units granted during the year ended December 31, 2015. Assumptions used in the calculation of these amounts are included in footnote 15 to our audited financial statements for the year ended December 31, 2015 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2016. As of December 31, 2015, each director had unvested restricted stock units and deferred share units as noted in the table below.

Name	Unvested Restricted Stock Units	Deferred Share Units
Glynis A. Bryan	1,012	4,841
Jerry W. Burris	1,012	—
Carol Anthony (John) Davidson	1,012	—
Jacques Esculier	2,025	—
T. Michael Glenn	1,012	987
David H. Y. Ho	1,012	—
David A. Jones	1,012	28,017
Ronald L. Merriman	1,012	413
William T. Monahan	1,012	12,467
Billie I. Williamson	2,025	—

(3)
The amounts in column (d) represent the aggregate grant date fair value, computed in accordance with ASC 718, of stock options granted during the year ended December 31, 2015. Assumptions used in the calculation of these amounts are included in footnote 15 to our audited financial statements for the year ended December 31, 2015 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2016. As of December 31, 2015, each director had outstanding stock options as noted in the table below.

Name	Outstanding Stock Options
Glynis A. Bryan	64,170
Jerry W. Burris	46,970
Carol Anthony (John) Davidson	10,256
Jacques Esculier	—
T. Michael Glenn	64,170
David H. Y. Ho	10,256
David A. Jones	46,970
Ronald L. Merriman	52,170
William T. Monahan	64,170
Billie I. Williamson	—

SECURITY OWNERSHIP
The following table contains information concerning the beneficial ownership of our ordinary shares as of March 7, 2016, by each director and nominee to become a director, by each executive officer listed in the Summary Compensation Table, and by all directors and executive officers as a group. Based on filings with the SEC, the following table also contains information concerning each person we know who beneficially owned more than 5% of our ordinary shares as of December 31, 2015.

Name of Beneficial Owner	Ordinary Shares(1)	Share Units(2)	Right to Acquire within 60 days(3)	ESOP Stock(4)	Total	% of Class(5)
Glynis A. Bryan	16,487	4,876	60,730	—	82,093
Jerry W. Burris	13,536	—	43,530	—	57,066
Carol Anthony (John) Davidson	13,770	—	6,816	—	20,586
Jacques Esculier	3,648	—	—	—	3,648
T. Michael Glenn	14,535	995	60,730	—	76,260
David H. Y. Ho	10,631	—	6,816	—	17,447
Randall J. Hogan	402,461	58,248	2,062,515	2,009	2,525,233	1.4%
Angela D. Jilek	20,096	3,562	93,397	570	117,625
David A. Jones	9,982	28,220	43,530	—	81,732
Frederick S. Koury(6)	80,497	—	181,590	861	262,948
Ronald L. Merriman	18,993	416	48,730	—	68,139
William T. Monahan	39,834	12,557	60,730	—	113,121
John L. Stauch	97,944	51,701	376,087	618	526,350
Billie I. Williamson	3,457	—	—	—	3,457
Beth Wozniak	—	—	—	—	—
Directors and executive officers as a group (18)	805,557	163,587	3,262,192	6,715	4,238,051	2.3%
T. Rowe Price Associates, Inc.(7)	21,126,346	—	—	—	21,126,346	11.7%
The Vanguard Group(8)	15,065,442	—	—	—	15,065,442	8.4%
Trian Fund Management, L.P.(9)	14,335,888	—	—	—	14,335,888	8.0%
BlackRock, Inc.(10)	10,674,956	—	—	—	10,674,956	5.9%
State Street Corporation(11)	10,463,517	—	—	—	10,463,517	5.8%

(1)
Unless otherwise noted, all shares are held either directly or indirectly by individuals possessing sole voting and investment power with respect to such shares. Beneficial ownership of an immaterial number of shares held by spouses or trusts has been disclaimed in some instances.

(2)
Represents for non-employee directors deferred share units held under our Compensation Plan for Non-Employee Directors. No director has voting or investment power related to these share units. Represents for executive officers restricted stock units, receipt of which was deferred by the executive officer under the company’s Non-Qualified Deferred Compensation Plan and over which the executive officers have no voting or investment power.

(3)	Represents, for Mr. Hogan stock options exercisable and restricted stock unit vesting within 60 days from March 7, 2016.

(4)
Represents shares owned as a participant in the RSIP/ESOP Plan. As of March 7, 2016, Fidelity Management Trust Company (“Fidelity”), the Trustee of the RSIP/ESOP Plan, held 1,966,341 ordinary shares (1.1%). Fidelity disclaims beneficial ownership of all shares. The RSIP/ESOP Plan participants have the right to direct the Trustee to vote their shares, although participants have no investment power over such shares. The Trustee, except as otherwise required by law, votes the shares for which it has received no direction from participants, in the same proportion on each issue as it votes those shares for which it has received voting directions from participants.

(5)	Less than 1% unless otherwise indicated.

(6)	Mr. Koury’s employment ceased on March 1, 2016.

(7)
Information derived from a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2016. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, MD 21202. As of December 31, 2015, T. Rowe Price Associates, Inc. had sole voting power for 5,742,469 ordinary shares and sole dispositive power for 21,097,146 ordinary shares.

(8)
Information derived from a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2016. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355. As of December 31, 2015, The Vanguard Group had sole voting power for 335,764 ordinary shares, shared voting power for 17,900 ordinary shares, sole dispositive power for 14,707,959 ordinary shares and shared dispositive power for 357,483 ordinary shares.

(9)
Information derived from a Schedule 13D/A filed with the Securities and Exchange Commission on February 22, 2016. The address of Trian Fund Management, L.P. is 280 Park Avenue, 41st Floor, New York, NY 10017. As of February 22, 2016, Trian Fund Management, L.P. (“Trian”), in its capacity as the management company for certain funds and investment vehicles managed by it (the “Trian Funds”), and Mr. Garden, had shared voting and dispositive power for 14,335,888 ordinary shares.  Trian Fund Management GP, LLC, which is controlled by Mr. Garden, Nelson Peltz and Peter W. May, is the general partner of Trian and, therefore, is in a position to determine the investment and voting decisions made by the Trian Funds.  Accordingly, Mr. Garden and Trian may be deemed to beneficially own the shares that the Trian Funds directly and beneficially own.  Each of Trian and Mr. Garden disclaims beneficial ownership of these shares for all other purposes.

(10)
Information derived from a Schedule 13G/A filed with the Securities and Exchange Commission on January 27, 2016. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. As of December 31, 2015, BlackRock, Inc. had sole voting power for 9,172,798 ordinary shares and sole dispositive power for 10,674,956 ordinary shares.

(11)
Information derived from a Schedule 13G filed with the Securities and Exchange Commission on February 16, 2016. The address of State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111. As of December 31, 2015, State Street Corporation had shared voting power for 10,463,517 ordinary shares and shared dispositive power for 10,463,517 ordinary shares.

AUDIT AND FINANCE COMMITTEE REPORT
In connection with the financial statements for the year ended December 31, 2015, the Audit and Finance Committee has:

•	reviewed and discussed our audited U.S. GAAP consolidated financial statements and Irish statutory financial statements for the year ended December 31, 2015 with management;

•	discussed with Deloitte & Touche LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16 and Rule 2-07 of SEC Regulation S-X; and

•
received the written disclosures and the letter from Deloitte & Touche LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit and Finance Committee concerning independence, and discussed with Deloitte & Touche LLP their independence.

Based upon these reviews and discussions, the Audit and Finance Committee recommended to the Board that our audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission. The Board has approved these inclusions.
THE AUDIT AND FINANCE COMMITTEE
Ronald L. Merriman, Chair
Glynis A. Bryan
Jacques Esculier
David H. Y. Ho
Billie I. Williamson
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Our executive officers, directors and 10% shareholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish copies of these reports to us.
We have reviewed copies of reports furnished to us, or written representations that no reports were required. Based solely on these reports, we believe that during 2015 our executive officers and directors complied with all such filing requirements.
SHAREHOLDER PROPOSALS FOR THE 2017 ANNUAL GENERAL MEETING
OF SHAREHOLDERS
The deadline for submitting a shareholder proposal for inclusion in our proxy statement and form of proxy for our 2017 Annual General Meeting of Shareholders pursuant to Rule 14a-8 of the SEC is November 25, 2016. A shareholder who otherwise intends to present business at the 2017 Annual General Meeting must comply with the requirements set forth in our Articles of Association. The Articles of Association state, among other things, that to bring business before an annual general meeting, a shareholder must give written notice that complies with the Articles of Association to our Corporate Secretary not less than 45 days nor more than 70 days prior to the first annual anniversary of the date when we first mailed our proxy statement to shareholders in connection with the immediately preceding annual general meeting. Accordingly, we must receive notice of a shareholder proposal submitted under our Articles of Association between January 14, 2017 and February 8, 2017. If the notice is received after February 8, 2017, then the notice will be considered untimely and we are not required to present such proposal at the 2017 Annual General Meeting. If the Board chooses to present a proposal submitted under our Articles of Association at the 2017 Annual General Meeting, then the persons named in the proxies solicited by the Board for the 2017 Annual General Meeting may exercise discretionary voting power with respect to such proposal. Shareholder proposals should be sent to us at our principal executive offices: P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU, United Kingdom, Attention: Corporate Secretary.

IRISH COMPANIES ACT 2014 (THE “ACT”)
New Irish company legislation, the Act, was enacted on December 23, 2014, and came into force on June 1, 2015. We have conducted a review with our legal counsel to determine what changes should be made to our constitutional documents following the commencement of the Act. This review led to the conclusion that we should make certain administrative amendments to our Articles of Association and Memorandum Association, as discussed in more detail in Proposals 6A and 6B in this proxy statement.
Our shareholders should be aware of a change to the existing law in respect of the notification of substantial shareholdings. Under the Act, our shareholders must notify us if, as a result of a transaction, the shareholder will become interested in 3% or more of our shares; or if as a result of a transaction a shareholder who was interested in more than 3% of our shares ceases to be so interested. Where a shareholder is interested in more than 3% of our shares, the shareholder must notify us of any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of our issued share capital (or any such class of share capital in issue), and disclosable interests in our shares include any interests in our shares of any kind whatsoever. Where the percentage level of the shareholder’s interest does not amount to a whole percentage this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the shareholder’s interests that gave rise to the notification requirement. If a shareholder fails to comply with these notification requirements, the shareholder’s rights in respect of any our ordinary shares it holds will not be enforceable, either directly or indirectly. However, such person may apply to the court to have the rights attaching to such shares reinstated.
2015 ANNUAL REPORT ON FORM 10-K
Any shareholder wishing to review, without charge, a copy of our 2015 Annual Report on Form 10-K (without exhibits) filed with the SEC should write to us at our principal executive offices: P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU, United Kingdom, Attention: Corporate Secretary.
REDUCE DUPLICATE MAILINGS
To reduce duplicate mailings, we are now sending only one copy of our Notice of Internet Availability of Proxy Materials or Annual Report to Shareholders and Proxy Statement, as applicable, to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. Upon written or oral request, we will promptly deliver a separate copy of these documents to a shareholder at a shared address. If you wish to receive separate copies of these documents, please notify us by writing or calling Pentair plc, P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU, United Kingdom, Attention: Corporate Secretary, Telephone: 44-161-703-1885 or (800) 328-9626.
If you are receiving duplicate mailings, you may authorize us to discontinue mailings of multiple Notices of Internet Availability of Proxy Materials or Annual Reports to Shareholders and Proxy Statements, as applicable. To discontinue duplicate mailings, notify us by writing or calling Pentair plc, P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU, United Kingdom, Attention: Corporate Secretary, Telephone: 44-161-703-1885 or (800) 328-9626.

APPENDIX A
Proposed Amendment to Article 71 of the Articles of Association of Pentair plc
(New language is indicated by underlining and deletions are indicated by strike-through)
The first sentence of Article 71 of the Articles of Association of Pentair plc is amended and restated in its entirety to read as follows:
Subject to article 91, the number of Directors shall not be less than nine (the “prescribed minimum”) nor more than ~~eleven~~ twelve and shall be determined by the Board (the “Authorised Number”).

A-1

APPENDIX B

Part I

Summary of Optional Provisions of the Companies Act 2014 From Which Pentair plc Proposes to Opt Out

Sections of the Companies Act 2014 from which Pentair plc proposes to opt-out	Relevant section of current Articles of Association	Pentair plc’s reason for opting-out of the section
43(2) and (3)	106
Sections 43(2) and (3) deal with the use of the common seal of a company. We propose to opt-out of these sections as an equivalent provision for the use of Pentair plc’s common seal is made in Article 106.

65(2) to 65(7)	Not applicable
Sections 65(2) to 65(7) deal with the power of a company to convert shares into stock and reconvert stock into shares. We propose to opt-out of these sections as they are not contemplated in Pentair plc’s existing Articles of Association and the intention is to preserve the status quo.

66(4)	4	Section 66(4) deals with the allotment of redeemable shares. We propose to opt-out of this section as such matter is already provided for in Article 4.
77 to 81	11 and 12
Sections 77 to 81 deal with the making of calls in respect of unpaid amounts due on shares issued by a company, liens on shares and forfeiture of shares. We propose to opt-out of these sections as such matters are already provided for in Articles 11 and 12.

94(8)	13 and 14
Section 94(8) deals with the instrument of transfer for shares and the regulation of such instruments under the Stock Transfer Act 1963. We propose to opt-out of this section as such matter is already provided for in Articles 13 and 14.

95(1)	15	Section 95(1) deals with restrictions on the transfer of shares. We propose to opt-out of this section as such matter is already provided for in Article 15.
96(2) to 96(11) and 97(3)	22 to 25	Sections 96(2) to (11) and 97(3) deal with transmission of shares in a company. We propose to opt-out of these sections as such matter is already provided for in Articles 22 to 25.
124 and 125	107 to 116	Sections 124 and 125 deal with the declaration and payment of dividends by a company. We propose to opt-out of these sections as such matters are already provided for in Articles 107 to 116.
126	118 to 121
Section 126 deals with the capitalisation of a company’s reserves for the purposes of making bonus issues of shares. We propose to opt-out of this section as such matter is already provided for in Articles 118 to 121.

144(3)	93 to 95	Sections 144(3) deals with the appointment of directors. We propose to opt-out of this section as such matter is already provided for in Articles 93 to 95.
148(2)	88	Section 148(2) deals with how the office of a director may be vacated before the end of the appointed term. We propose to opt-out of this section as such matter is already provided for in Article 88.
157 to 165 (excluding 161(7) which is not applicable to Pentair plc)	76 to 87 and 95 to 105
Sections 157 to 165 deal with a board’s power of management and delegation, the appointment of a managing director, the establishment of board committees, matters relating to board procedure and the appointment of alternate directors. We propose to opt-out of these sections as such matters are already provided for in Articles 76 to 87 and Articles 95 to 105.

178(1) and (2)	Not applicable
Section 178(1) and (2) deal with the convening of extraordinary general meetings by shareholders. We propose to opt-out of these sections as such matter is not contemplated in Pentair plc’s existing Articles of Association and the intention is to preserve the status quo.

Sections of the Companies Act 2014 from which Pentair plc proposes to opt-out	Relevant section of current Articles of Association	Pentair plc’s reason for opting-out of the section
180(5), 181(1) and 181(6)	35 and 36
Sections 180(5), 181(1) and 181(6) deal with how notices of general meetings are given, the timing of such notices and who is entitled to receive such notices. We propose to opt-out of these sections as such matter is already provided for in Articles 35 and 36.

182(2), (4) and (5)	42 and 43
Sections 182(2), (4) and (5) deal with the quorum requirements for a general meeting of a company. We propose to opt-out of these sections as such matters are already provided for in Articles 42 and 43.

183(3)	66 and 67	We propose to opt-out of Section 183(3) as otherwise it would prohibit the appointment of multiple proxies which is expressly permitted by Articles 66 and 67.
183(6)	66(a)
Section 183(6) deals with the time by which an instrument of proxy must be returned prior to the taking of the relevant poll. We propose to opt-out of the requirement that a proxy may not be delivered and accepted by Pentair plc within the 48 hours immediately prior to the taking of the poll in order to maintain the status quo and Article 66(a) has been amended to reflect this.

186(c)	37
Section 186(c) deals with certain aspects of the business of the annual general meeting. We propose to opt-out of this section as the entire business of the annual general meeting is already provided for in Article 37.

187 and 188	38 to 49 and 62 to 70
Sections 187 and 188 deal with the conduct of general meetings and voting at such meetings. We propose to opt-out of these sections as provision for such matters are already provided for in Articles 38 to 49 and Articles 62 to 70.

218(1), 218(3), 218(4) and 218(5)	123 to 128	Sections 218(1), (3), (4) and (5) deal with the service of notice on members of a company. We propose to opt-out of these sections as such matter is already provided for in Articles 123 to 128.
229(1), 230 and 1113	80 to 82 and 84	Sections 229(1), 230 and 1113 deal with potential conflicting interests of directors. We propose to opt-out of these sections such matters are provided for in Articles 80 to 82 and Article 84.
338(5), 338(6) and 339(7)	117 and 124(a), 124(b) and 124(e)
Sections 338(5) and (6) and 339(7) deal with delivery of financial statements via the website of a company. We propose to opt-out of these sections as such matter is already provided for in Article 117 and Articles 124(a), 124(b) and 124(e).

618(1)(b)	129 to 131	Section 618(1)(b) deals with the distribution of property on a winding up of a company. We propose to opt-out of this section as such matter is already provided for in Articles 129 to 131.
620(8)	116	Section 620(8) stipulates the timeframe for claiming dividends. We propose to opt-out of this section as such matter is already provided for in Article 116.
1090	89 and 92 to 94	Section 1090 deals with the rotation of directors. We propose to opt-out of this section as such matter is provided for in Article 89 and Articles 92 to 94.
1092	72 and 73	Sections 1092 deals with the remuneration of directors. We propose to opt-out of this section as this matter is already provided for in Articles 72 and 73.
1093 and 193(1)	N/A	Section 1093 deals with written resolutions of members. We propose to opt-out of this section to maintain the status quo and Article 47 has been amended to reflect this.

Part II

Summary of Optional Provisions in the Companies Act 2014 From Which Pentair plc Does Not Propose to Opt Out

Sections of the Companies Act 2014 from which Pentair plc does not propose to opt-out	Reason Pentair plc does not propose to opt-out of the section
83 and 84	Sections 83 and 84 are being retained as they contain the powers necessary for a company to implement capital reductions and capital variations under the Companies Act 2014.

Part III

Summary of Other Amendments Being Made Relating to the Passing of the Companies Act 2014
or for Administrative or Housekeeping Reasons

Amendment	Reason for amendment
All references to the old Irish company law statutes, which were repealed when the Companies Act 2014 became effective on June 1, 2015 are replaced by references to the Companies Act 2014	To ensure that our Memorandum and Articles of Association are consistent with the statutory references in the Companies Act 2014.
Amendment to Article 3(c)	Article 3(c) is being updated to ensure Pentair plc can effect acquisitions of its own shares in accordance with the provisions of the Companies Act 2014.
Amendment to Article 37
Article 37 is being updated in order to ensure that it is consistent with section 186 of the Companies Act 2014 (which codifies and updates the common law position as to what constitutes the ordinary business of an annual general meeting) while still reflecting what Pentair plc usually regards as ordinary business.

Amendment to Article 66(a)	The Companies Act 2014 now specifies a form of instrument of proxy, therefore this Article now states that the form of instrument of the proxy as being “consistent with the Act”.
Amendment to Article 70 (a)
Article 70 (a) is being amended by the deletion of the time limit within which a proxy may be revoked as this is now governed by section 183(10) of the Companies Act 2014, which specifies that such revocation will be valid if received at a company’s registered office at any time before the commencement of the meeting or adjourned meeting at which the proxy is used.

Amendment to Article 92
The words “of which extended notice has been given in accordance with section 142 of the Act” is being removed in Article 92 as “extended” notice is not a term used in the Companies Act 2014 in relation to the removal of directors (it was a term used in the statute replaced by the Companies Act 2014).

New Article 85
Section 228(1)(d) of the Companies Act 2014 codifies the common law restriction on the use of company property by directors save to the extent permitted by a company’s constitution. A new Article 85 is being adopted so that our directors may continue to use Pentair plc property pursuant to or in connection with the exercise of performance of their duties, functions and powers as directors or employees; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorized by our Board from time to time.

New Article 86
Sections 228(1)(e) and 228(2) of the Companies Act 2014 codify the common law rules on directors fettering their independent judgement and the new Article 86 makes it clear that section 228(1)(e) will not restrict anything which may be done by our directors in accordance with the prior authorization of our Board.

Amendment	Reason for amendment
Amendment to Article 117	Article 117 is being amended in order to take account of the new requirements regarding the maintenance of accounting records set out in the Companies Act 2014.
Amendments to Articles 35(b), 37, 82, 84, 122, 132(c) and 132(d)	Articles 35(b), 37, 82, 84, 122, 132(c) and 132(d) have been updated to refer to our “statutory auditor” to ensure consistency with the terminology of the Companies Act 2014.
Moving the subscription clause from the end of our memorandum of association to the end of our articles of association	As provided for in Schedule 9 of the Companies Act 2014, the subscription clause has been moved from the end of our memorandum of association to the end of our articles of association.

APPENDIX C

Companies Act 2014 Amendments to the Memorandum and Articles of Association of Pentair plc

Companies ~~Acts 1963 to 2013~~Act 2014

A PUBLIC LIMITED COMPANY

~~MEMORANDUM and ARTICLES OF ASSOCIATION~~
CONSTITUTION

of

PENTAIR PUBLIC LIMITED COMPANY

(Amended and restated by Special Resolution dated ~~20~~10 May ~~2014~~2016)

~~DUBLIN~~

Cert. No: 536025

Companies Acts ~~1963 to 2013~~2014

A PUBLIC LIMITED COMPANY ~~LIMITED BY SHARES~~

MEMORANDUM OF ASSOCIATION

of

PENTAIR PUBLIC LIMITED COMPANY

(Amended and restated by Special Resolution dated ~~20~~10 May ~~2014~~2016)

1.	The name of the Company is Pentair public limited company.

2.	The Company is ~~to be~~ a public limited company~~.~~, deemed to be a PLC to which Part 17 of the Companies Act 2014 applies.

3.	The objects for which the Company is established are:

3.1.
(a)    To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a member or shareholder of other companies.

(b)
To carry on all or any of the businesses of producers, manufacturers, servicers, buyers, sellers, and distributing agents of and dealers in all kinds of goods, products, merchandise and real and personal property of every class and description; and to acquire, own, hold, lease, sell, mortgage, or otherwise deal in and dispose of such real estate and personal property as may be necessary or useful in connection with said business or the carrying out of any of the purposes of the Company.

(c)
To acquire by way of merger governed by the laws of the Swiss Confederation under the principle of universal succession the entire business, including all of the assets, liabilities, rights and obligations, howsoever arising, of Pentair Ltd, a company incorporated pursuant to the laws of the Swiss Confederation.

3.2.
To acquire shares, stocks, debentures, debenture stock, bonds, obligations and securities by original subscription, tender, purchase, exchange or otherwise and to subscribe for the same either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

3.3.
To facilitate and encourage the creation, issue or conversion of and to offer for public subscription debentures, debenture stocks, bonds, obligations, shares, stocks, and securities and to act as trustees in connection with any such securities and to take part in the conversion of business concerns and undertakings into companies.

3.4.
To purchase or by any other means acquire any freehold, leasehold or other property and in particular lands, tenements and hereditaments of any tenure, whether subject or not to any charges or encumbrances, for any estate or interest whatever, and any rights, privileges or easements over or in respect of any property, and any buildings, factories, mills, works, wharves, roads, machinery, engines, plant, live and dead stock, barges, vessels or things, and any real or personal property or rights whatsoever which may be necessary for, or may conveniently be used with, or may enhance the value or property of the Company, and to hold or to sell, let, alienate, mortgage, charge or otherwise deal with all or any such freehold, leasehold, or other property, lands, tenements or hereditaments, rights, privileges or easements.

3.5.	To sell or otherwise dispose of any of the property or investments of the Company.

3.6.
To establish and contribute to any scheme for the purchase of shares in the Company to be held for the benefit of the Company’s employees and to lend or otherwise provide money to such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.

3.7.
To grant, convey, transfer or otherwise dispose of any property or asset of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof and whether by way of gift or otherwise as the Directors shall deem fit and to grant any fee, farm grant or lease or to enter into any agreement for letting or hire of any such property or asset for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Directors shall deem appropriate.

3.8.
To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any business and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for limiting competition or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, debentures, debenture stock or securities so received.

3.9.
To apply for, purchase or otherwise acquire any patents, brevets d’invention, licences, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other information as to any invention which may seem capable of being used for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property, rights or information so acquired.

3.10.
To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly to benefit this Company.

3.11.	To invest and deal with the moneys of the Company not immediately required upon such securities and in such manner as may from time to time be determined.

3.12.
To lend money to and guarantee the performance of the contracts or obligations of any company, firm or person, and the repayment of the capital and principal of, and dividends, interest or premiums payable on, any stock, shares and securities of any company, whether having objects similar to those of this Company or not, and to give all kinds of indemnities.

3.13.
To engage in currency exchange and interest rate transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange or interest rate hedging arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other exposure or for any other purpose.

3.14.
To guarantee, support or secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company as defined by ~~section 155 of~~ the Companies Act ~~1963~~2014 (or any successor legislation) or a subsidiary as therein defined of any such holding company or otherwise associated with the Company in business.

3.15.
To borrow or secure the payment of money in such manner as the Company shall think fit, and in particular by the issue of debentures, debenture stocks, bonds, obligations and securities of all kinds, either perpetual or terminable and either redeemable or otherwise and to secure the repayment of any money borrowed, raised or owing by trust deed, mortgage, charge, or lien upon the whole or any part of the Company’s property or assets (whether present or future) including its uncalled capital, and also by a similar trust deed, mortgage, charge or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake.

3.16.	To draw, make, accept, endorse, discount, execute, negotiate and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

3.17.
To subscribe for, take, purchase or otherwise acquire and hold shares or other interests in, or securities of any other company having objects altogether or in part similar to those of this Company, or carrying on any business capable of being conducted so as directly or indirectly to benefit this Company.

3.18.
To hold in trust as trustees or as nominees and to deal with, manage and turn to account, any real or personal property of any kind, and in particular shares, stocks, debentures, securities, policies, book debts, claims and chases in actions, lands, buildings, hereditaments, business concerns and undertakings, mortgages, charges, annuities, patents, licences, and any interest in real or personal property, and any claims against such property or against any person or company.

3.19.
To constitute any trusts with a view to the issue of preferred and deferred or other special stocks or securities based on or representing any shares, stocks and other assets specifically appropriated for the purpose of any such trust and to settle and regulate and if thought fit to undertake and execute any such trusts and to issue, dispose of or hold any such preferred, deferred or other special stocks or securities.

3.20.
To give any guarantee in relation to the payment of any debentures, debenture stock, bonds, obligations or securities and to guarantee the payment of interest thereon or of dividends on any stocks or shares of any company.

3.21.
To construct, erect and maintain buildings, houses, flats, shops and all other works, erections, and things of any description whatsoever either upon the lands acquired by the Company or upon other lands and to hold, retain as investments or to sell, let, alienate, mortgage, charge or deal with all or any of the same and generally to alter, develop and improve the lands and other property of the Company.

3.22.
To provide for the welfare of persons in the employment of or holding office under or formerly in the employment of or holding office under the Company including Directors and ex-Directors of the Company and the wives, widows and families, dependants or connections of such persons by grants of money, pensions or other payments and by forming and contributing to pension, provident or benefit funds or profit sharing or co-partnership schemes for the benefit of such persons and to form, subscribe to or otherwise aid charitable, benevolent, religious, scientific, national or other institutions, exhibitions or objects which shall have any moral or other claims to support or aid by the Company by reason of the locality of its operation or otherwise.

3.23.
To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

3.24.
To enter into and carry into effect any arrangement for joint working in business or for sharing of profits or for amalgamation with any other company or association or any partnership or person carrying on any business within the objects of the Company.

3.25.
To distribute in specie or otherwise as may be resolved, any assets of the Company among its members and in particular the shares, debentures or other securities of any other company belonging to this Company or of which this Company may have the power of disposing.

3.26.
To vest any real or personal property, rights or interest acquired or belonging to the Company in any person or company on behalf of or for the benefit of the Company, and with or without any declared trust in favour of the Company.

3.27.
To transact or carry on any business which may seem to be capable of being conveniently carried on in connection with any of these objects or calculated directly or indirectly to enhance the value of or facilitate the realisation of or render profitable any of the Company’s property or rights.

3.28.
To accept stock or shares in or debentures, mortgages or securities of any other company in payment or part payment for any services rendered or for any sale made to or debt owing from any such company, whether such shares shall be wholly or partly paid up.

3.29.
To pay all costs, charges and expenses incurred or sustained in or about the promotion and establishment of the Company or which the Company shall consider to be preliminary thereto and to issue shares as fully or in part paid up, and to pay out of the funds of the Company all brokerage and charges incidental thereto.

3.30.	To procure the Company to be registered or recognised in any part of the world.

3.31.
To do all or any of the matters hereby authorised in any part of the world or in conjunction with or as trustee or agent for any other company or person or by or through any factors, trustees or agents.

3.32.
To make gifts, pay gratuities or grant bonuses to current and former Directors (including substitute and alternate directors), officers or employees of the Company or to make gifts or pay gratuities to any person on their behalf or to charitable organisations, trusts or other bodies corporate nominated by any such person.

3.33.	To do all such other things that the Company may consider incidental or conducive to the attainment of the above objects or as are usually carried on in connection therewith.

3.34.	To carry on any business which the Company may lawfully engage in and to do all such things incidental or conducive to the business of the Company.

3.35.	To make or receive gifts by way of capital contribution or otherwise.
The objects set forth in any sub-clause of this clause shall be regarded as independent objects and shall not, except where the context expressly so requires, be in any way limited or restricted by reference to or inference from the terms of any other sub-clause, or by the name of the Company. None of such sub-clauses or the objects therein specified or the powers thereby conferred shall be deemed subsidiary or auxiliary merely to the objects mentioned in the first sub-clause of this clause, but the Company shall have full power to exercise all or any of the powers conferred by any part of this clause in any part of the world notwithstanding that the business, property or acts proposed to be transacted, acquired or performed do not fall within the objects of the first sub-clause of this clause.

NOTE:
It is hereby declared that the word “company” in this clause, except where used in reference to this Company shall be deemed to include any partnership or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and the intention is that the objects specified in each paragraph of this clause shall except where otherwise expressed in such paragraph be in no way limited or restricted by reference to or inference from the terms of any other paragraph.

4.	The share capital of the Company is US$4,260,000 and €40,000 divided into 426,000,000 Ordinary Shares of US$0.01 each and 40,000 Ordinary Shares of €1.00 each.

5.	The liability of the members is limited.

6.
The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

~~We, the several persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this memorandum of association and we agree to take the number of shares in the capital of the company set opposite our respective names.~~

~~Names, addresses and descriptions of subscribers~~	~~Number of shares taken by each subscriber~~

~~For and on behalf of~~
~~Enceladus Holding Limited                39,994 Ordinary Shares of One Euro each~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~
~~Corporate Body~~

~~For and on behalf of~~
~~DJR Nominees Limited                    One Ordinary Share of One Euro each~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~
~~Corporate Body~~

~~For and on behalf of                    One Ordinary Share of One Euro each~~
~~Fand Limited~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~
~~Corporate Body~~

~~For and on behalf of~~
~~Arthur Cox Nominees Limited                One Ordinary Share of One Euro each~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~
~~Corporate Body~~

~~For and on behalf of~~
~~Arthur Cox Registrars Limited                One Ordinary Share of One Euro each~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~
~~Corporate Body~~

~~For and on behalf of~~
~~Arthur Cox Trust Services Limited                One Ordinary Share of One Euro each~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~
~~Corporate Body~~

~~For and on behalf of~~
~~Arthur Cox Trustees Limited                 One Ordinary Share of One Euro each~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~
~~Solicitor~~

~~Dated the 26th day of November 2013~~

~~Witness to the above signatures:~~

~~Name:        Emma Hickey~~

~~Address:        ARTHUR COX BUILDING~~
~~EARLSFORT TERRACE~~
~~DUBLIN 2~~

~~Occupation:    COMPANY SECRETARY~~

~~COMPANIES ACTS 1963 TO 2013~~COMPANIES ACT 2014

A PUBLIC LIMITED COMPANY ~~LIMITED BY SHARES~~

ARTICLES OF ASSOCIATION

-of-

PENTAIR PUBLIC LIMITED COMPANY

(Amended and restated by Special Resolution dated ~~20~~10 May ~~2014~~2016)

PRELIMINARY

1.
The ~~regulations contained in Table A in the First Schedule to~~provisions set out in these articles of association shall constitute the whole of the regulations applicable to the Company and no “optional provision” as defined by section 1007(2) of the Companies Act ~~1963~~(with the exception of sections 83 and 84) shall ~~not~~ apply to the Company.

2.	(a) In these articles:
~~“1983 Act” means the Companies (Amendment) Act 1983.~~
~~“1990 Act” means the Companies Act 1990 (No. 33 of 1990).~~
“1996 Regulations” means the Companies Act, 1990 (Uncertificated Securities) Regulations, 1996, S.I. No. 68 of 1996, including any modification thereof or any regulations in substitution thereof made under Section 239 of the Companies Act 1990 ~~Act~~ and for the time being in force.
~~“2013 Act” means the Companies (Miscellaneous Provisions) Act 2013.~~
~~“Act” means the Companies Act 1963 (No. 33 of 1963) as amended by the Companies Acts 1977 to 2012 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, the Companies (Amendment) Act 2009, the Companies (Miscellaneous Provisions) Act 2009, the Companies (Amendment) Act 2012 and the Companies (Miscellaneous Provisions) Act 2013, all enactments which are to be read as one with, or construed or read together as one with, the Acts and every statutory modification and re-enactment thereof for the time being in force.~~
“Acts” means the Companies ~~Acts 1963 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, the Companies (Amendment) Act 2009, the Companies (Miscellaneous Provisions) Act 2009, the Companies (Amendment) Act 2012 and the Companies (Miscellaneous Provisions) Act 2013, all enactments~~ Act, all statutory instruments which are to be read as one with, or construed or read together as one with, the Companies Act or Acts and every statutory modification and re-enactment thereof for the time being in force.
“address” includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.
“Assistant Secretary” means any person appointed by the Secretary from time to time to assist the Secretary.
“Beneficially Own” or “Beneficially Owned”, with respect to shares or other securities of the Company and any person, shall mean shares or other securities of the Company of which such person is, directly or indirectly, the Beneficial Owner.
“Beneficial Owner”, with respect to shares or other securities of the Company, shall mean such person which Beneficially Owns such shares or other securities, within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder (including for the avoidance of doubt any shares or other securities that such person directly owns), provided that (a) the determination as to whether a person has Beneficial Ownership of a share or other security pursuant to Rule 13d-3(d)(1) under the Exchange Act shall be made without regard to whether or not such person has the right to acquire beneficial ownership of such share or other security within sixty days, (b) a person shall be deemed to be the Beneficial Owner of shares or other securities which are the subject of, or the reference securities for, or that underlie, any derivative security (as defined under Rule 16a-1 under the Exchange Act) held by such person that increase in value as the value of the underlying share or other security increases, including a long convertible security, a long call option and a short put option position and such underlying shares or other securities shall be deemed to be owned, in each case, regardless of whether (i) such derivative security conveys any voting rights in such shares or other securities, (ii) such derivative security is required to be, or is capable of being, settled through delivery of such shares or other securities or (iii) transactions hedge the economic effect of such derivative security, (c) a person shall be deemed to have beneficial ownership over shares or other securities for which such person holds a proxy or other contractual voting power (including contingent rights) unless such voting power arises solely from a revocable proxy or consent given to such person in response to a public proxy or consent solicitation made generally to all holders of such shares or other securities pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (d) the Board or a committee designated by the Board may set out further details regarding the determination of Beneficial Ownership in separate regulations.
When two or more persons agree to act together for the purpose of acquiring, holding, voting or disposing of shares or other securities of the Company, the group formed thereby shall be considered to be one person that beneficially owns all shares or other securities owned by the group in the aggregate (as may be further set out by the Board or a committee designated by the Board in separate regulations).
“Clear Days” in relation to the period of notice, means that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.
“Chairman” means the Director who is elected by the Directors from time to time to preside as chairman at all meetings of the Board and at general meetings of the Company.
“Companies Act” means the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force.
“CSD Regulation” means any regulation of the European Parliament and of the Council on improving securities settlement in the European Union and on central securities depositories and amending Directive 98/26/EC.
“electronic communication” has the meaning given to those words in the Electronic Commerce Act 2000.
“electronic signature” has the meaning given to those words in the Electronic Commerce Act 2000.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, of the United States of America.
“IAS Regulation” means Regulation (EC) No. 1606/2002 of the European Parliament and of the Council of 19 July 2002 on the application of internal accounting standards.
“Ordinary Resolution” means an ordinary resolution of the Company’s members of which the requisite notice has been given and which has been passed by a simple majority of those present in person or by proxy at the meeting and who were entitled to vote.
“Properly Authenticated Dematerialised Instruction” has the meaning given to it in the 1996 Regulations.
“person” means any individual, general or limited partnership, corporation, association, trust, estate, company (including a limited liability company) or any other entity or organisation including a government, a political subdivision or agency or instrumentality thereof, provided that for purposes of determining Beneficial Ownership and voting rights, those associated through capital, voting power, joint management or in any other way, or joining for the acquisition of shares, as well as all persons achieving an understanding or forming a syndicate or otherwise acting in concert to circumvent the regulations concerning the limitation on registration or voting, shall be regarded as one person.
“public announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

“Redeemable Shares” means redeemable shares in accordance with ~~section 206 of~~ the ~~1990 Act~~Acts.
“Register” means the register of members to be kept as required in accordance with ~~section 116 of~~ the ~~Act~~Acts.
“Relevant System” has the meaning given to it in the 1996 Regulations.
“Special Resolution” means a special resolution of the Company’s members within the meaning of ~~section 141 of~~ the ~~Act~~Acts.
“subsidiary” has the meaning given to it in ~~section 155 of~~ the ~~Act~~Acts.
“the Company” means the company whose name appears in the heading to these articles.
“the Directors” or “the Board” means the directors from time to time and for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called.
“the Group” means the Company and its subsidiaries from time to time and for the time being.
“the Holder” in relation to any share, means the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares.
“the Office” means the registered office from time to time and for the time being of the Company.
“the seal” means the common seal of the Company and includes any duplicate seal.
“the Secretary” means any person appointed to perform the duties of the secretary of the Company.
“these articles” means the articles of association of which this article 2 forms part, as the same may be amended and may be from time to time and for the time being in force.
“Variation Resolution” means a resolution of the Company’s members passed by a two-thirds majority of those present in person or by proxy at a meeting of the Company’s members who are entitled to attend and vote at such meeting.

(b)
Expressions in these articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these articles and/or where it constitutes writing in electronic form sent to the Company, and the Company has agreed to its receipt in such form. Expressions in these articles referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors. Expressions in these articles referring to receipt of any electronic communications shall, unless the contrary intention appears, be limited to receipt in such manner as the Company has approved.

(c)
Unless the contrary intention appears, words or expressions contained in these articles shall bear the same meaning as in the Acts or in any statutory modification thereof in force at the date at which these articles become binding on the Company.

(d)	A reference to a statute or statutory provision shall be construed as a reference to the laws of Ireland unless otherwise specified and includes:

(i)	any subordinate legislation made under it including all regulations, by-laws, orders and codes made thereunder;

(ii)	any repealed statute or statutory provision which it re-enacts (with or without modification); and

(iii)	any statute or statutory provision which modifies, consolidates, re-enacts or supersedes it.

(e)
The masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies.

(f)	Reference to US$, USD, or dollars shall mean the currency of the United States of America and to €, euro, EUR or cent shall mean the currency of Ireland.
SHARE CAPITAL AND VARIATION OF RIGHTS

3.	(a) The share capital of the Company is US$4,260,000 and €40,000 divided into 426,000,000 Ordinary Shares of US$0.01each and 40,000 Ordinary Shares of €1.00 each.

(b)	The rights and restrictions attaching to the ordinary shares shall be as follows:

(i)
subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and/or to vote at a general meeting, the right to attend and speak at any general meeting of the Company and to exercise one vote per ordinary share held at any general meeting of the Company;

(ii)	the right to participate pro rata in all dividends declared by the Company; and

(iii)	the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.
The rights attaching to the ordinary shares may be subject to the terms of issue of any series or class of preferred shares allotted by the Directors from time to time.

(c)
~~An~~Unless the Board specifically elects to treat such acquisition as a purchase for the purposes of the Acts, an ordinary share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any third party pursuant to which the Company acquires or will acquire ordinary shares, or an interest in ordinary shares, from such third party. In these circumstances, the acquisition of such shares or interest in shares by the Company shall constitute the redemption of a Redeemable Share in accordance with ~~Part XI of~~ the ~~1990 Act~~Acts.

4.	Subject to the provisions of ~~Part XI of~~ the ~~1990 Act~~Acts and the other provisions of this article, the Company may:

(a)
pursuant to ~~section 207 of~~ the ~~1990 Act~~Acts, issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors; or

(b)
subject to and in accordance with the provisions of the Acts and without prejudice to any relevant special rights attached to any class of shares, pursuant to ~~section 211 of~~ the ~~1990 Act~~Acts, purchase any of its own shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between members or members of the same class) and may cancel any shares so purchased or hold them as treasury shares (as defined in ~~section 209 of~~ the ~~1990 Act~~Acts) and may reissue any such shares as shares of any class or classes.

(c)	pursuant to ~~Section 210 of~~ the ~~1990 Act~~Acts, convert any of its shares into redeemable shares.

5.
Without prejudice to any special rights previously conferred on the Holders of any existing shares or class of shares, any share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

6.
(a)    Subject to the provisions of these articles relating to new shares, the shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members, but so that no share shall be issued at a discount save in accordance ~~with sections 26(5) and 28 of the 1983 Act~~the Acts, and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.

(b)
Subject to any requirement to obtain the approval of members under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

(c)
The Directors are, for the purposes of ~~section 20 of~~ the ~~1983 Act~~Acts, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the ~~said section 20~~Acts) up to the amount of Company’s authorised share capital and to allot and issue any shares purchased by the Company pursuant to the provisions of ~~Part XI of~~ the ~~1990 Act~~Acts and held as treasury shares and this authority shall expire five years from the date of adoption of these articles. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement notwithstanding that the authority hereby conferred has expired.

(d)
The Directors are hereby empowered pursuant to ~~sections 23 and 24(1) of~~ the ~~1983 Act~~Acts to allot equity securities within the meaning of the ~~said section 23~~Acts for cash pursuant to the authority conferred by paragraph (c) of this article as if ~~section 23(1) of~~ the ~~said 1983 Act~~Acts did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this paragraph (d) had not expired.

(e)	Nothing in these articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by any allottee in favour of some other person.

7.
The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also, on any issue of shares, pay such brokerage as may be lawful.

8.
Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder.

9.
No person shall be entitled to a share certificate in respect of any ordinary share held by them in the share capital of the Company, whether such ordinary share was allotted or transferred to them, and the Company shall not be bound to issue a share certificate to any such person entered in the Register.

10.
The Company shall not give, whether directly or indirectly and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company or in its holding company, except as permitted by ~~section 60 of~~ the ~~Act~~Acts.

11.
(a)    The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether presently payable or not) payable at a fixed time or called in respect of that share. The Directors, at any time, may declare any share to be wholly or in part exempt from the provisions of this article. The Company’s lien on a share shall extend to all moneys payable in respect of it.

(b)
The Company may sell in such manner as the Directors determine any share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen Clear Days after notice demanding payment, and stating that if the notice is not complied with the share may be sold, has been given to the Holder of the share or to the person entitled to it by reason of the death or bankruptcy of the Holder.

(c)
To give effect to a sale, the Directors may authorise some person to execute an instrument of transfer of the share sold to, or in accordance with the directions of, the purchaser. The transferee shall be entered in the Register as the Holder of the share comprised in any such transfer and he shall not be bound to see to the application of the purchase moneys nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

(d)
The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the shares sold and subject to a like lien for any moneys not presently payable as existed upon the shares before the sale) shall be paid to the person entitled to the shares at the date of the sale.

12.
(a)    Subject to the terms of allotment, the Directors may make calls upon the members in respect of any moneys unpaid on their shares and each member (subject to receiving at least fourteen Clear Days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made.

(b)	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

(c)	The joint Holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

(d)
If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Acts) but the Directors may waive payment of the interest wholly or in part.

(e)
An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or as an instalment of a call, shall be deemed to be a call and if it is not paid the provisions of these articles shall apply as if that amount had become due and payable by virtue of a call.

(f)	Subject to the terms of allotment, the Directors may make arrangements on the issue of shares for a difference between the Holders in the amounts and times of payment of calls on their shares.

(g)
The Directors, if they think fit, may receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may pay (until the same would, but for such advance, become payable) interest at such rate, not exceeding (unless the Company in general meeting otherwise directs) 15% per annum, as may be agreed upon between the Directors and the member paying such sum in advance.

(h)
(i)    If a member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter and during such times as any part of the call or instalment remains unpaid, may serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

(ii)
The notice shall name a further day (not earlier than the expiration of fourteen Clear Days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

(iii)
If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited shares and not paid before forfeiture. The Directors may accept a surrender of any share liable to be forfeited hereunder.

(iv)
On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the member sued is entered in the Register as the Holder, or one of the Holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the member sued, in pursuance of these articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

(i)
A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the share to that person. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and thereupon he shall be registered as the Holder of the share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

(j)
A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but nevertheless shall remain liable to pay to the Company all moneys which, at the date of forfeiture, were payable by him to the Company in respect of the shares, without any deduction or allowance for the value of the shares at the time of forfeiture but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.

(k)
A statutory declaration that the declarant is a Director or the Secretary of the Company, and that a share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share.

(l)
The provisions of these articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

(m)
The Directors may accept the surrender of any share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share shall be treated as if it has been forfeited.

TRANSFER OF SHARES

13.
(a)    The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary, an Assistant Secretary or any such person that the Secretary or an Assistant Secretary nominates for that purpose (whether in respect of specific transfers or pursuant to a general standing authorisation), and the Secretary, Assistant Secretary or the relevant nominee shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed by the transferor or the Secretary, Assistant Secretary or the relevant nominee as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of ~~section 81 of~~ the ~~Act~~Acts. The transferor shall be deemed to remain the Holder of the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

(b)
The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

(c)
Notwithstanding the provisions of these articles and subject to any regulations made under section 239 of the ~~1990~~Companies Act 1990 or section 1086 of the Companies Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with regulations made under section 239 of the ~~1990~~ Companies Act ~~or any regulations made thereunder~~1990 or section 1086 of the Companies Act. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

14.
Subject to such of the restrictions of these articles and to such of the conditions of issue of any share warrants as may be applicable, the shares of any member and any share warrant permitted to be issued by the Acts may be transferred by instrument in writing in any usual or common form or any other form which the Directors may approve.

15.	(a) The Directors in their absolute discretion and without assigning any reason therefor may decline to register:

(i)	any transfer of a share which is not fully paid; or

(ii)	any transfer to or by a minor or person of unsound mind;
but this shall not apply to a transfer of such a share resulting from a sale of the share through a stock exchange on which the share is listed.

(b)	The Directors may decline to recognise any instrument of transfer unless:

(i)	the instrument of transfer is accompanied by any evidence the Directors may reasonably require to show the right of the transferor to make the transfer;

(ii)	the instrument of transfer is in respect of one class of share only;

(iii)	the instrument of transfer is in favour of not more than four transferees; and

(iv)	it is lodged at the Office or at such other place as the Directors may appoint.

16.	If the Directors refuse to register a transfer, they shall, within two months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

17.
(a)    The Directors may from time to time fix a record date for the purposes of determining the rights of members to notice of and/or to vote at any general meeting of the Company. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors, and the record date shall be not more than 60 nor less than ten days before the date of such meeting. If no record date is fixed by the Directors, the record date for determining members entitled to notice of or to vote at a meeting of the members shall be the close of business on the day next preceding the day on which notice is given. Unless the Directors determine otherwise, a determination of members of record entitled to notice of or to vote at a meeting of members shall apply to any adjournment or postponement of the meeting.

(b)
In order that the Directors may determine the members entitled to receive payment of any dividend or other distribution or allotment of any rights or the members entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 nor less than 10 days prior to such action. If no record date is fixed, the record date for determining members for such purpose shall be at the close of business on the day on which the Directors adopt the resolution relating thereto.

18.
Registration of transfers may be suspended at such times and for such period, not exceeding in the whole 30 days in each year, as the Directors may from time to time determine subject to the requirements of ~~section 121 of~~ the ~~Act~~Acts.

19.	All instruments of transfer shall upon their being lodged with the Company remain the property of the Company and the Company shall be entitled to retain them.

20.
Subject to the provisions of these articles, whenever as a result of a consolidation of shares or otherwise any members would become entitled to fractions of a share, the Directors may sell or cause to be sold, on behalf of those members, the shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale (subject to any applicable tax and abandoned property laws) in due proportion among those members, and the Directors may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

21.
Notwithstanding the provisions of these articles and subject to any CSD Regulation or any regulations made under section 239 of the ~~1990~~Companies Act 1990 or section 1086 of the Companies Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with any CSD Regulation or section 239 of the ~~1990~~Companies Act 1990 or section 1086 of the Companies Act or any regulations made thereunder. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates, in order to give effect to such regulations.

TRANSMISSION OF SHARES

22.
In the case of the death of a member, the survivor or survivors where the deceased was a joint Holder, and the personal representatives of the deceased where he was a sole Holder, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint Holder from any liability in respect of any share which had been jointly held by him with other persons.

23.
Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as herein provided, elect either to be registered himself as Holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the shares by that member before his death or bankruptcy, as the case may be.

24.
If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have another person registered, he shall testify his election by executing to that person a transfer of the share. All the limitations, restrictions and provisions of these regulations relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the member had not occurred and the notice of transfer were a transfer signed by that member.

25.
A person becoming entitled to a share by reason of the death or bankruptcy of the Holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to the meetings of the Company, so, however, that the Directors may at any time give notice requiring such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 90 days, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.

ALTERATION OF CAPITAL

26.	The Company may from time to time by Variation Resolution increase the authorised share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

27.	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(b)	subdivide its existing shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association subject, nevertheless, to ~~section 68(1)(d) of~~ the ~~Act~~Acts; or

(c)
cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and reduce the amount of its authorised share capital by the amount of the shares so cancelled.

28.
The Company may by Special Resolution reduce its share capital, any capital redemption reserve fund or any share premium account in any manner and with and subject to any incident authorised, and consent required, by law.

GENERAL MEETINGS

29.
The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. This article shall not apply in the case of the first general meeting, in respect of which the Company shall convene the meeting within the time periods required by the Act.

30.	Subject to ~~section 140 of~~ the ~~Act~~Acts, all general meetings of the Company may be held outside of Ireland.

31.	All general meetings other than annual general meetings shall be called extraordinary general meetings.

32.
The Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided in ~~section 132 of~~ the ~~Act~~Acts.

33.
All provisions of these articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the Holders of any class of shares in the capital of the Company, except that:

(a)
the necessary quorum shall be such person or persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) at least a majority in nominal value of the issued shares of the class, shall be deemed to constitute a meeting;

(b)	any Holder of shares of the class present in person or by proxy may demand a poll; and

(c)	on a poll, each Holder of shares of the class shall have one vote in respect of every share of the class held by him.

34.	A Director shall be entitled, notwithstanding that he is not a member, to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company.
NOTICE OF GENERAL MEETINGS

35.
(a)    Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting and an extraordinary general meeting shall be called by not less than 21 Clear Days’ notice.

(b)
Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend and vote is entitled to appoint a proxy to attend, speak and vote in his place and that a proxy need not be a member of the Company. It shall also give particulars of any Directors who are to retire at the meeting and of any persons who are recommended by the Directors for appointment or re-appointment as Directors at the meeting or in respect of whom notice has been duly given to the Company of the intention to propose them for appointment or re-appointment as Directors at the meeting. Provided that the latter requirement shall only apply where the intention to propose the person has been received by the Company in accordance with the provisions of these articles. Subject to any restrictions imposed on any shares, the notice of the meeting shall be given to all the members of the Company as of the record date set by the Directors and to the Directors and the ~~Auditors~~statutory auditors.

(c)	The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

36.
Where, by any provision contained in the Acts, extended notice is required of a resolution, the resolution shall not be effective (except where the Directors of the Company have resolved to submit it) unless notice of the intention to move it has been given to the Company not less than twenty-eight days (or such shorter period as the Acts permit) before the meeting at which it is moved, and the Company shall give to the members notice of any such resolution as required by and in accordance with the provisions of the Acts.

PROCEEDINGS AT GENERAL MEETINGS

37.
All business shall be deemed special that is transacted at an extraordinary general meeting~~,~~ and also ~~all~~ that is transacted at an annual general meeting, with the exception of ~~declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and auditors, the election of Directors, the re-appointment of the retiring auditors and the fixing of the remuneration of the auditors.~~:

(a)	the consideration of the Company’s statutory financial statements and the report of the directors and the report of the statutory auditors on those statements and that report;

(b)	the review by the members of the Company’s affairs;

(c)	the declaration of a dividend (if any) of an amount not exceeding the amount recommended by the directors;

(d)	the authorisation of the directors to approve the remuneration of the statutory auditors;

(e)	the election and re-election of directors; and

(f)	(subject to sections 380 and 382 to 385 of the Act) the appointment or re-appointment of Auditors.

38.
At any annual general meeting of the members, only such nominations of persons for election to the Board shall be made, and only such other business shall be conducted or considered, as shall have been properly brought before the meeting. For nominations to be properly made at an annual general meeting, and proposals of other business to be properly brought before an annual meeting, nominations and proposals of other business must be: (a) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly made at the annual general meeting, by or at the direction of the Board or (c) otherwise properly requested to be brought before the annual general meeting by a member of the Company in accordance with these articles. For nominations of persons for election to the Board or proposals of other business to be properly requested by a member to be made at an annual general meeting, a member must (i) be a member at the time of giving of notice of such annual general meeting by or at the direction of the Board and at the time of the annual general meeting, (ii) be entitled to vote at such annual general meeting and (iii) comply with the procedures set forth in these articles as to such business or nomination. The immediately preceding sentence shall be the exclusive means for a member to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Company’s notice of meeting) before an annual general meeting of members.

39.
At any extraordinary general meeting of the members, only such business shall be conducted or considered, as shall have been properly brought before the meeting pursuant to the Company’s notice of meeting. To be properly brought before an extraordinary general meeting, proposals of business must be (a) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the extraordinary general meeting, by or at the direction of the Board, or (c) otherwise properly brought before the meeting by any members of the Company pursuant to the valid exercise of power granted to them under the Acts.

40.
Nominations of persons for election to the Board may be made at an extraordinary general meeting of members at which directors are to be elected pursuant to the Company’s notice of meeting (a) by or at the direction of the Board, (b) by any members of the Company pursuant to the valid exercise of power granted to them under the Acts, or (c) provided that the Board has determined that directors shall be elected at such meeting, by any member of the Company who (i) is a member at the time of giving of notice of such extraordinary general meeting and at the time of the extraordinary general meeting, (ii) is entitled to vote at the meeting and (iii) complies with the procedures set forth in these articles as to such nomination. The immediately preceding sentence shall be the exclusive means for a member to make nominations (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Company’s notice of meeting) before an extraordinary general meeting of members.

41.
Except as otherwise provided by law, the memorandum of association or these articles, the Chairman of any general meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the general meeting was made or proposed, as the case may be, in accordance with these articles and, if any proposed nomination or other business is not in compliance with these articles, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

42.
No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business. The Holders of shares, present in person or by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting), entitling them to exercise a majority of the voting power of the Company on the relevant record date shall constitute a quorum. Abstentions and broker non-votes will be regarded as present for the purposes of establishing the presence of a quorum.

43.	Any general meeting duly called at which a quorum not present shall be adjourned and the Company shall provide notice pursuant to article 35 in the event that such meeting is to be reconvened.

44.
The Chairman, if any, of the Board shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if he is not present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting.

45.
If at any meeting no Director is willing to act as Chairman or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present shall choose one of their number to be Chairman of the meeting.

46.
The Chairman shall have all powers and authority necessary and appropriate to ensure the orderly conduct of the general meeting, including the power and authority to adjourn the meeting. The Chairman of the meeting may at any time without the consent of the meeting adjourn the meeting to another time and/or place if, in his opinion, it would facilitate the conduct of the business of the meeting to do so or if he is so directed by the Board. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

47.
At any general meeting a resolution put to the vote of the meeting shall be decided on a poll. The Board or the Chairman may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted. For avoidance of doubt, no resolution of the members may be passed as written resolution under the Acts or otherwise.

48.
A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairman of the meeting directs, and any business other than that on which the poll has been demanded may be proceeded with pending the taking of the poll.

49.
No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll, a Holder entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

ADVANCE NOTICE OF MEMBER BUSINESS AND NOMINATIONS

50.
Without qualification or limitation, subject to article 60, for any nominations or any other business to be properly brought before an annual general meeting by a member pursuant to article 38, the member must have given timely notice thereof (including, in the case of nominations, the completed and signed questionnaire, representation and agreement required by article 61), in writing to the Secretary, and such other business must otherwise be a proper matter for member action.

51.
To be timely, a member’s notice for any nominations or any other business to be properly brought before an annual general meeting by a member pursuant to article 38 shall be delivered to the Secretary at the Office not earlier than the close of business on the 70th calendar day nor later than the 45th calendar day prior to the first anniversary of the day of release to members of the Company’s definitive proxy statement (or in the case of the first annual general meeting of the Company, the definitive proxy statement of Pentair Ltd.) issued pursuant to Regulation 14A of the Exchange Act in respect of the preceding year’s annual general meeting; provided however, in the event that no annual general meeting of the members was held in the previous year (other than in respect of the first annual general meeting of the Company) or the date of the annual general meeting is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the member must be so delivered not earlier than the close of business on the 100th calendar day prior to the date of such annual general meeting and not later than the close of business on (a) 75 calendar days prior to the day of the contemplated annual general meeting or (b) the 10th calendar day after the day on which public announcement or other notification to the members of the date of the contemplated annual general meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting, or the public announcement thereof, commence a new time period for the giving of a member’s notice as described above.

52.
Subject to article 60, in the event the Company calls an extraordinary general meeting of members for the purpose of electing one or more directors to the Board, any member may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, provided that the member gives timely notice thereof (including the completed and signed questionnaire, representation and agreement required by article 61), in writing, to the Secretary.

53.
To be timely, a member’s notice for any nomination to be properly brought before such an extraordinary general meeting shall be delivered to the Secretary at the Office not earlier than the close of business on the 90th calendar day prior to the date of such extraordinary general meeting and not later than the later of the close of business on (a) the 60th calendar day before the date of the extraordinary general meeting or (b) the date that is ten days after the day on which public announcement of the date of the extraordinary general meeting and of the nominees proposed by the Board to be elected at such meeting is first made by the Company. In no event shall any adjournment or postponement of an extraordinary general meeting, or the public announcement thereof, commence a new time period for the giving of a member’s notice as described above.

54.	To be in proper form, a member’s notice (whether given pursuant to articles 50-51 or articles 52-53) to the Secretary must include the following, as applicable:

55.
As to the member giving the notice and the Beneficial Owner or Beneficial Owners, if any, on whose behalf the nomination or proposal is made, a member’s notice must set forth: (a) the name and address of such member, as they appear on the Company’s books, of such Beneficial Owner or Beneficial Owners, if any, and of their respective affiliates or associates or others acting in concert therewith, (b) (i) the class or series and number of shares of the Company which are, directly or indirectly, Beneficially Owned and owned of record by such member, such Beneficial Owner or Beneficial Owners and their respective affiliates or associates or others acting in concert therewith, (ii) any option, warrant, convertible security, share appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Company, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Company, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Company, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Company, through the delivery of cash or other property, or otherwise, and without regard to whether the member, the Beneficial Owner or Beneficial Owners, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company (any of the foregoing, a “Derivative Instrument”) directly or indirectly Beneficially Owned by such member, the Beneficial Owner or Beneficial Owners, if any, or any affiliates or associates or others acting in concert therewith, (iii) any proxy, contract, arrangement, understanding, or relationship pursuant to which such member has a right to vote any class or series of shares of the Company, (iv) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, involving such member, directly or indirectly, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Company by, manage the risk of share price changes for, or increase or decrease the voting power of, such member with respect to any class or series of the shares of the Company, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Company (any of the foregoing, a “Short Interest”), (v) any rights to dividends on the shares of the Company Beneficially Owned by such member that are separated or separable from the underlying shares of the Company, (vi) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such member is a general partner or, directly or indirectly, Beneficially Owns an interest in a general partner of such general or limited partnership, (vii) any performance-related fees (other than an asset-based fee) that such member is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, including without limitation any such interests held by members of such member’s immediate family sharing the same household, (viii) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Company held by such member, and (ix) any direct or indirect interest of such member in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (c) a representation that such member intends to appear in person or by proxy at the general meeting to introduce the business specified in the agenda item included in such notice, (d) the dates upon which the member acquired such shares and (e) any other information relating to such member and Beneficial Owner or Beneficial Owners, if any, that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Regulation 14A of the Exchange Act.

56.
If the notice relates to any business other than a nomination of a director or directors that the member proposes to bring before the meeting, a member’s notice must, in addition to the matters set forth in article 55, also set forth: (a) a brief description of the business desired to be brought before the meeting, and the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such proposal or business includes a proposal to amend these articles, the text of the proposed amendment), (b) such member’s and Beneficial Owner’s or Beneficial Owners’ reasons for conducting such business at the meeting and (c) any material interest of such member and Beneficial Owner or Beneficial Owners, if any, in such business and a description of all agreements, arrangements and understandings between such member and Beneficial Owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such member.

57.
As to each person, if any, whom the member proposes to nominate for election or re-election to the Board, a member’s notice must, in addition to the matters set forth in article 55, also set forth: (a) the name and residence address of any person or persons to be nominated for election as a Director by such member (b) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such member and Beneficial Owner or Beneficial Owners, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K under the Exchange Act if the member making the nomination and any Beneficial Owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant (c) such other information regarding each nominee proposed by such member as would be required to be disclosed in solicitations of proxies for contested elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board and (d) the written consent of each nominee to be named in a proxy statement and to serve as a Director of the Company if so elected.

58.
With respect to each person, if any, whom the member proposes to nominate for election or re-election to the Board, a member’s notice must, in addition to the matters set forth in articles 55 and 57 above, also include a completed and signed questionnaire, representation and agreement required by article 61. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable member’s understanding of the independence, or lack thereof, of such nominee.

59.
Notwithstanding the provisions of these articles, a member shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in articles 50-61; provided, however, that any references in these articles to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the separate and additional requirements set forth in these articles with respect to nominations or proposals as to any other business to be considered pursuant to articles 37-41.

60.
Nothing in these articles shall be deemed to affect any rights (a) of members to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of members of the Company to bring business before an extraordinary general meeting pursuant to the valid exercise of power granted to them under the Acts. Subject to Rule 14a-8 under the Exchange Act, nothing in these articles shall be construed to permit any member, or give any member the right, to include or have disseminated or described in the Company’s proxy statement any nomination of director or directors or any other business proposal.

61.
Subject to the rights of members of the Company to propose nominations at an extraordinary general meeting pursuant to the valid exercise of power granted to them under the Acts, to be eligible to be a nominee for election or re-election as a director of the Company, a person must deliver (in accordance with the time periods prescribed for delivery of notice under articles 51 and 53) to the Secretary at the Office a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and, if elected as a director of the Company during his or her term office, will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Company publicly disclosed from time to time.
VOTES OF MEMBERS

62.
Subject to article 64 and any special rights or restrictions as to voting for the time being attached by or in accordance with these articles to any class of shares, on a poll every member who is present in person or by proxy shall have one vote for each share of which he is the Holder.

63.
When there are joint Holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint Holders; and for this purpose, seniority shall be determined by the order in which the names stand in the Register.

64.
(a)    A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in Ireland or elsewhere) in matters concerning mental disorder, may vote, by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be received at the Office or at such other address as is specified in accordance with these articles for the receipt of appointments of proxy, not less than forty-eight hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and in default the right to vote shall not be exercisable.

(b)
If the Company is listed on any foreign stock exchange the Company shall be permitted to comply with the relevant rules and regulations (if any) that are applied in that jurisdiction with regard to this article 64, notwithstanding anything contained in this article 64.

(c)
No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

65.	Votes may be given either personally or by proxy.

66.
(a)    Every member entitled to attend and vote at a general meeting may appoint one or more proxies to attend, speak and vote on his behalf. The appointment of a proxy shall be in any form consistent with the Acts which the Directors may approve and, if required by the Company, shall be signed by or on behalf of the appointor. In relation to written proxies, a body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a member of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve. An instrument of other form of communication appointing or evidencing the appointment of a proxy or a corporate representative (other than a standing proxy or representative) together with such evidence as to its due execution as the board may from time to time require, may be returned to the address or addresses stated in the notice of meeting or adjourned meeting or any other information or communication by such time or times as may be specified in the notice of meeting or adjourned meeting or in any other such information or communication (which times may differ when more than one place is so specified) or, if no such time is specified, at any time prior to the holding of the relevant meeting or adjourned meeting at which the appointee proposes to vote, and, subject to the Acts, if not so delivered the appointment shall not be treated as valid.

(b)
Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder.

(c)
Without limiting the foregoing, in relation to any shares which are held in uncertificated form, the Directors may from time to time permit appointments of a proxy to be made by means of electronic communication in the form of an Uncertificated Proxy Instruction, (that is, a properly authenticated dematerialised instruction, and or other instruction or notification, which is sent by means of the relevant system concerned and received by such participant in that system acting on behalf of the Company as the Directors may prescribe in such form and subject to such terms and conditions as may from time to time be prescribed by the Directors (subject always to the facilities and requirements of the relevant system concerned)); and may in a similar manner permit supplements to, or amendments or revocations of, any such Uncertificated Proxy Instruction to be made by like means. The Directors may in addition prescribe the method of determining the time at which any such properly authenticated dematerialised instruction (and or other instruction or notification) is to be treated as received by the Company or such participant. The Directors may treat any such Uncertificated Proxy Instruction which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of a person sending that instruction to send it on behalf of that Holder.

67.
Any body corporate which is a member of the Company may authorise such person or persons as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

68.
An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

69.
Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

70.
(a)    A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, ~~at least one hour~~ before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts; provided, however, that where such intimation is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting.

(b)
The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS

71.
Subject to article ~~91,~~93, the number of Directors shall not be less than nine (the “prescribed minimum”) nor more than eleven and shall be determined by the Board (“Authorised Number”). The continuing Directors may act notwithstanding any vacancy in their body provided that, if the number of the Directors is reduced below the prescribed minimum, the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors so that the Board comprises such minimum or shall convene a general meeting of the Company for the purpose of making such appointment. If, at any general meeting of the Company, (a) the Chairman determines that the number of persons properly nominated to serve as Directors exceeds the Authorised Number and (b) the number of Directors is reduced below the Authorised Number due to the failure of one or more Directors to be elected or re-elected (as the case may be) by way of a majority of the votes cast at that meeting or any adjournment thereof, then from the persons properly nominated to serve as Directors those receiving the highest number of votes in favour of election or re-election (as the case may be) shall be elected or re-elected (as the case may be ) to the Board so that the number of Directors equals the Authorised Number and shall be Directors until the next annual general meeting. Where the number of Directors falls to less than the Authorised Number and there are no Director or Directors capable of acting then any two members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to the provisions of the Acts and these articles) only until the conclusion of the annual general meeting of the Company next following such appointment. If, at any meeting of the Company, resolutions are passed by a majority of the votes cast at that meeting or any adjournment thereof in respect of the election or re-election (as the case may be) of Directors which would result in the Authorised Number being exceeded, then those Director(s), in such number as exceeds such Authorised Number, receiving at that meeting the lowest number of votes in favour of election or re-election (as the case may be) shall, notwithstanding the passing of any resolution by a majority of the votes cast at that meeting or any adjournment thereof in their favour, not be elected or re-elected (as the case may be) to the Board; provided, that nothing in this provision will require or result in the removal of a Director whose election or re-election to the Board was not voted on at such meeting.

72.
Each Director shall be entitled to receive as compensation for such Director’s services as a Director or committee member or for attendance at meetings of the Board or committees, or both, such amounts (if any) as shall be fixed from time to time by the Board or a committee. Each Director shall be entitled to reimbursement for reasonable traveling expenses incurred by such Director in attending any such meeting.

73.
The Board or a committee may from time to time determine that, all or part of any fees or other compensation payable to any Director shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities (including, without limitation, deferred stock units), on such terms as the Board or a committee may determine.

74.	No shareholding qualification for Directors shall be required. A Director (whether or not a member of the Company) shall be entitled to attend and speak at general meetings.

75.
Unless the Company otherwise directs, a Director of the Company may be or become a Director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as Holder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other company.

BORROWING POWERS

76.
Subject to ~~Part III of~~ the ~~1983 Act~~Acts, the Directors may exercise all the powers of the Company to borrow or raise money, and to mortgage or charge its undertaking, property, assets and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.

POWERS AND DUTIES OF THE DIRECTORS

77.
The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Acts or by these articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these articles and to the provisions of the Acts.

78.
The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

79.
The Company may ~~exercise the powers conferred by section 41 of the Act with regard to having~~have, for use in any place abroad, an official seal ~~for use abroad and such powers shall be vested in the Directors~~.

80.
A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with ~~section 194 of~~ the ~~Act~~Acts.

81.	A Director may vote in respect of any contract, appointment or arrangement in which he is interested, and he shall be counted in the quorum present at the meeting.

82.
A Director may hold and be remunerated in respect of any other office or place of profit under the Company or any other company in which the Company may be interested (other than the office of statutory auditor of the Company or any subsidiary thereof) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting or being interested, directly or indirectly, in any contract or arrangement with the Company or any such other company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise nor shall any Director so contracting or being so interested be liable to account to the Company for any profits and advantages accruing to him from any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

83.
The Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company.

84.
Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, but nothing herein contained shall authorise a Director or his firm to act as statutory auditor to the Company.

85.
A Director may use the property of the Company pursuant to or in connection with: the exercise or performance of his or her duties, functions and powers as Director or employee; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorised by the Directors (or a person authorised by the Directors) from time to time; and including in each case for a Director’s own benefit or for the benefit of another person.

86.
As recognised by section 228(1)(e) of the Act, the directors may agree to restrict their power to exercise an independent judgment but only where this has been expressly approved by a resolution of the board of directors of the Company.

87.
~~85.~~ All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

88.	~~86.~~ The Directors shall cause minutes to be made in books provided for the purpose:

(a)	of all appointments of officers made by the Directors;

(b)	of the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

89.
~~87.~~ The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding Company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and ~~well being~~wellbeing of the Company or of any such other Company as aforesaid, or its members, and payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Provided that any Director shall be entitled to retain any benefit received by him under this article, subject only, where the Acts require, to disclosure to the members and the approval of the Company in general meeting.
DISQUALIFICATION OF DIRECTORS

90.	~~88.~~ The office of a Director shall be vacated ipso facto if the Director:

(a)	is restricted or disqualified to act as a Director under the provisions of ~~Part VII of~~ the ~~1990 Act~~Acts; or

(b)	resigns his office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer; or

(c)	is removed from office under article ~~92.~~94.
APPOINTMENT, ROTATION AND REMOVAL OF DIRECTORS

91.
~~89.~~ At every annual general meeting of the Company, all of the Directors shall retire from office unless re-elected by Ordinary Resolution at the annual general meeting. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.

92.
~~90.~~ If, before the expiration of his or her term of office, a Director should be replaced for whatever reason, the term of office of the newly elected member of the Board shall expire at the end of the term of office of his or her predecessor.

93.
~~91.~~ The Company may from time to time by Variation Resolution increase or reduce the minimum or maximum number of Directors as set out in article 71, provided however that if a majority of the Board makes a recommendation to the members to change the minimum or maximum number of Directors, then an Ordinary Resolution to increase or reduce such minimum or maximum number shall be required.

94.
~~92.~~ The Company may, by Ordinary Resolution, ~~of which extended notice has been given~~ in accordance with ~~section 142 of~~ the ~~Act~~Acts, remove any Director before the expiration of his period of office notwithstanding anything in these articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

95.
~~93.~~ The Company may, by Ordinary Resolution, appoint another person in place of a Director removed from office under article ~~92~~94 and without prejudice to the powers of the Directors under article 71 the Company in general meeting by Ordinary Resolution may appoint any person to be a Director either to fill a casual vacancy or as an additional Director, subject to the maximum number of Directors set out in article 71.

96.
~~94.~~ The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors.

97.	~~95.~~ The Directors may appoint any person to fill the following positions:

(a)	Chairman of the Board:
If the Directors have elected a Director to be the Chairman, the Chairman shall preside at all meetings of the Board and at general meetings of the Company.

(b)	Secretary:

It shall be the duty of the Secretary to make and keep records of the votes, doings and proceedings of all meetings of the members and Board of the Company, and of its Committees, and to authenticate records of the Company. The Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they may think fit; and any Secretary so appointed may be removed by them.
A provision of the Acts or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

(c)	Assistant Secretary:
The Assistant Secretary shall have such duties as the Secretary shall determine.

(d)
Such other officers as the Directors may, from time to time, determine, including but not limited to, chief executive officer, president, chief financial officer, one or more vice presidents, treasurer, controller and assistant treasurer:

The powers and duties of all other officers are at all times subject to the control of the Directors, and any other officer may be removed at any time at the pleasure of the Board. Each officer shall hold office until his or her successor shall have been duly elected or appointed or until his or her prior death, resignation or removal.
In addition to the Board’s power to delegate to committees pursuant to article ~~101,~~103, the Board may delegate any of its powers to any individual Director or member of the management of the Company or any of its subsidiaries as it sees fit; any such individual shall, in the exercise of the powers so delegated, conform to any regulations that may be imposed on them by the Board.
PROCEEDINGS OF DIRECTORS

98.
~~96.~~ (a)    The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they may think fit. The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors in office at the time when the meeting is convened. Questions arising at any meeting shall be decided by a majority of votes. Each director present and voting shall have one vote.

(b)
Any Director may participate in a meeting of the Directors by means of telephonic or other such communication whereby all persons participating in the meeting can hear each other speak, and participation in a meeting in this manner shall be deemed to constitute presence in person at such meeting and any Director may be situated in any part of the world for any such meeting.

99.	~~97.~~ The Chairman or a majority of the Directors may, and the Secretary on the requisition of the Chairman or a majority of the Directors shall, at any time summon a meeting of the Directors.

100.
~~98.~~ The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to these articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

101.
~~99.~~ The Directors may elect a Chairman of their meetings and determine the period for which he is to hold office. The Chairman does not need to be a member of the Board but if no such Chairman is elected, or if at any meeting the Chairman is not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be Chairman of the meeting.

102.	~~100.~~ In the event of tie vote with respect to any resolution of the Board, the Chairman shall not have a casting or deciding vote.

103.
~~101.~~ The Board may from time to time designate committees of the Board and may delegate any of its powers (with power to sub-delegate) to such committees, with such powers and duties as the Board may decide to confer on such committees, and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committees.

104.
~~102.~~ A committee may elect a chairman of its meeting. If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

105.
~~103.~~ All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

106.
~~104.~~ Notwithstanding anything in these articles or in the Acts which might be construed as providing to the contrary, notice of every meeting of the Directors shall be given to all Directors either by mail not less than 48 hours before the date of the meeting, by telephone, email, or any other electronic means on not less than 24 hours’ notice, or on such shorter notice as person or persons calling such meeting may deem necessary or appropriate and which is reasonable in the circumstances. Any director may waive any notice required to be given under these articles, and the attendance of a director at a meeting shall be deemed to be a waiver by such Director.

107.
~~105.~~ A resolution or other document in writing (in electronic form or otherwise) signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the contents of documents.

THE SEAL

108.
~~106.~~(a)    The Directors shall ensure that the Seal (including any official securities seal kept pursuant to the Acts) shall be used only by the authority of the Directors or of a committee authorised by the Directors and that every instrument to which the seal shall be affixed shall be signed by a Director or some other person appointed by the Directors for that purpose.

(b)	The Company may exercise the powers conferred by the Acts with regard to having an official seal for use abroad and such powers shall be vested in the Directors.
DIVIDENDS AND RESERVES

109.	~~107.~~ The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

110.	~~108.~~ The Directors may from time to time pay to the members such interim dividends as appear to the Directors to be justified by the profits of the Company.

111.	~~109.~~ No dividend or interim dividend shall be paid otherwise than in accordance with the provisions of ~~Part IV of~~ the ~~1983 Act~~Acts.

112.
~~110.~~ The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

113.
~~111.~~ Subject to the rights of persons, if any, entitled to shares with special rights as to dividend, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly.

114.	~~112.~~ The Directors may deduct from any dividend payable to any member all sums of money (if any) immediately payable by him to the Company in relation to the shares of the Company.

115.
~~113.~~ Any general meeting declaring a dividend or bonus and any resolution of the Directors declaring an interim dividend may direct payment of such dividend or bonus or interim dividend wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

116.
~~114.~~ Any dividend or other moneys payable in respect of any share may be paid by cheque or warrant sent by post, at the risk of the person or persons entitled thereto, to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the members Register or to such person and to such address as the Holder or joint Holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other moneys payable in respect of the share. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods. In respect of shares in uncertificated form, where the Company is authorised to do so by or on behalf of the Holder or joint Holders in such manner as the Company shall from time to time consider sufficient, the Company may also pay any such dividend, interest or other moneys by means of the relevant system concerned (subject always to the facilities and requirements of that relevant system). Every such payment made by means of the relevant system shall be made in such manner as may be consistent with the facilities and requirements of the relevant system concerned. Without prejudice to the generality of the foregoing, in respect of shares in uncertificated form, such payment may include the sending by the Company or by any person on its behalf of an instruction to the operator of the relevant system to credit the cash memorandum account of the Holder or joint Holders.

117.	~~115.~~ No dividend shall bear interest against the Company.

118.
~~116.~~ If the Directors so resolve, any dividend which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

ACCOUNTS

119.
~~117.~~(a)    The Directors shall cause ~~to be kept proper books of account, whether in the form of documents, electronic form or otherwise, that:~~ the Company to keep adequate accounting records, which are sufficient to -

(b)	correctly record and explain the transactions of the Company;

(c)	~~will~~enable, at any time ~~enable~~, the assets, liabilities, financial position and profit or loss of the Company to be determined with reasonable accuracy;

(d)
~~will~~ enable the Directors to ensure that any ~~balance sheet, profit and loss account or income and expenditure account of the Company complies~~financial statements of the Company and any directors’ report, required to be prepared under the Acts, comply with the requirements of the Acts~~; and~~ and, where applicable, Article 4 of the IAS Regulation; and

(e)	~~will~~ enable ~~the accounts~~those financial statements of the Company to be ~~readily and properly~~ audited.
~~Books of account~~Accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year~~. Proper books of account shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions~~ in accordance with the Acts.
The Company may send ~~by post, electronic mail or any other means of electronic communication~~ a summary financial statement to its ~~members~~Members or persons nominated by any ~~member. The~~Member and the Company may meet, but shall be under no obligation to meet, any request from any of its ~~members~~Members to be sent additional copies of ~~its full report and accounts or~~the documents required to be sent to Members by the Acts or any summary financial statement or other communications with its ~~members~~Members.

~~(b)~~
~~The books of account shall be kept at the Office or, subject to the provisions of the Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.~~

~~(c)~~
~~In accordance with the provisions of the Acts, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such profit and loss accounts, balance sheets, group accounts and reports as are required by the Acts to be prepared and laid before such meeting.~~

~~(d)~~
~~A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.~~

CAPITALISATION OF PROFITS

120.
~~118.~~ Without prejudice to any powers conferred on the Directors as aforesaid and subject to the Directors’ authority to issue and allot shares under articles 6(c) and 6(d), the Directors may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s reserve accounts (including any capital redemption reserve fund, share premium account or other reserve account not available for distribution) or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions). Whenever such a resolution is passed in pursuance of this article, the Directors shall make all appropriations and applications of the amounts resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any.

121.
~~119.~~ Without prejudice to any powers conferred on the Directors by these articles, and subject to the Directors’ authority to issue and allot shares under articles 6(c) and 6(d), the Directors may resolve that any sum for the time being standing to the credit of any of the Company’s reserve accounts (including any reserve account available for distribution) or to the credit of the profit and loss account be capitalised and applied on behalf of the members who would have been entitled to receive that sum if it had been distributed by way of dividend (and in the same proportions) either in or towards paying up amounts for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to the sum capitalised (such shares or debentures to be allotted and distributed and credited as fully paid up to and amongst such Holders in the proportions aforesaid) or partly in one way and partly in another, so, however, that the only purposes for which sums standing to the credit of the capital redemption reserve fund or the share premium account shall be applied shall be those permitted by the Acts.

122.
~~120.~~ The Directors may from time to time at their discretion, subject to the provisions of the Acts and, in particular, to their being duly authorised pursuant to ~~section 20 of~~ the ~~1983 Act~~Acts, to allot the relevant shares, offer to the Holders of Ordinary Shares the right to elect to receive in lieu of any dividend or proposed dividend or part thereof an allotment of additional Ordinary Shares credited as fully paid. In any such case the following provisions shall apply.

(a)
The basis of allotment of the further shares shall be decided by the Board so that, as nearly as may can be considered convenient, the value of the further, including any fractional entitlement, is equal to the amount of the cash dividend which would otherwise have been paid. For these purposes the value of the further shares shall be calculated in such manner as may be determined by the Board, but the value shall not in any event be less than the nominal value of a share.

(b)	The Board shall give notice to the Holders of their rights of election in respect of the scrip dividend and shall specify the procedure to be followed in order to make an election.

(c)
The dividend or that part of it in respect of which an election for the scrip dividend is made shall not be paid and instead further shares shall be allotted in accordance with election duly made and the Board shall capitalise a sum equal to not less than the aggregate nominal value of, nor more than the aggregate “value” (as determined under article ~~120~~122(b)) of, the shares to be allotted, as the Board may determine out of such sums available for the purpose as the Board may consider appropriate.

(d)
The Board may decide that the right to elect for any scrip dividend shall not be made available to Holders resident in any territory where, in the opinion of the Board, compliance by the Company with local laws or regulations would be unduly onerous.

(e)
The Board may do all acts and things considered necessary or expedient to give effect to the provisions of a scrip dividend election and the issue of any share in accordance with the provisions of this article ~~120,~~122, and may make such provisions as it thinks fit for the case of shares becoming distributable in fractions (including provisions under which, in whole or in part, the benefit of fractional entitlements accrues to the Company rather than to the Holders concerned).

(f)
The Board may from time to time establish or vary a procedure for election mandates, under which a holder of shares may, in respect of any future dividends for which a right of election pursuant to this article ~~120~~122 is offered, elect to receive further shares in lieu of such dividend on the terms of such mandate.

123.
~~121.~~(a)    The additional Ordinary Shares allotted pursuant to articles ~~118, 119~~120, 121 or ~~120~~122 shall rank pari passu in all respects with the fully paid Ordinary Shares then in issue save only as regards participation in the relevant dividend or share election in lieu.

(b)
The Directors may do all acts and things considered necessary or expedient to give effect to any capitalisation pursuant to articles ~~118, 119~~120, 121 or ~~120~~122 with full power to the Directors to make such provisions as they think fit where shares would otherwise have been distributable in fractions (including provisions whereby, in whole or in part, fractional entitlements are disregarded and the benefit of fractional entitlements accrues to the Company rather than to the holders concerned). The Directors may authorise any person to enter on behalf of all the Holders interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

(c)
The Directors may on any occasion determine that rights of election shall not be offered to any Holders of Ordinary Shares who are citizens or residents of any territory where the making or publication of an offer of rights of election or any exercise of rights of election or any purported acceptance of the same would or might be unlawful, and in such event the provisions aforesaid shall be read and construed subject to such determination.

AUDIT

124.	~~122. Auditors~~Statutory auditors shall be appointed and their duties regulated in accordance with ~~sections 160 to 163 of~~ the ~~Act~~Acts or any statutory amendment thereof.
NOTICES

125.	~~123.~~ Any notice to be given, served, sent or delivered pursuant to these articles shall be in writing (whether in electronic form or otherwise).

126.	~~124.~~(a) A notice or document to be given, served, sent or delivered in pursuance of these articles may be given to, served on or delivered to any member by the Company;

(i)	by handing same to him or his authorised agent;

(ii)	by leaving the same at his registered address;

(iii)	by sending the same by the post in a pre-paid cover addressed to him at his registered address; or

(iv)
by sending the notice or document by means of electronic mail or making it available by other means of electronic communication approved by the Directors (including placing a copy of the notice or document on the website of the Company) PROVIDED THAT any Holder may require the Company to send him a physical copy of the notice or document by requesting the Company to do so PROVIDED FURTHER HOWEVER that such request is made after the date of adoption of this article and it may not take effect until 5 days after written notice of the request is received by the Company.

(b)
For the purposes of these articles and the Act, a document shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.

(c)
Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(i) or (ii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his authorised agent, or left at his registered address (as the case may be).

(d)
Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

(e)
Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iv) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after despatch.

(f)
Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to sub-paragraph (a)(iv), if sent to the address notified by the Company by the member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such member.

(g)
Notwithstanding anything contained in this article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than Ireland.

(h)
Without prejudice to the provisions of sub-paragraphs (a)(i) and (ii) of this article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.

127.
~~125.~~ A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint Holders.

128.
~~126.~~(a)    Every person who becomes entitled to a share shall before his name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he derives his title.

(b)
A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

~~127.~~	~~The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.~~

129.
~~128.~~ A member present, either in person or by proxy, at any meeting of the Company or the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

WINDING UP

130.
~~129.~~ If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. And if in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively. Provided that this article shall not affect the rights of the Holders of shares issued upon special terms and conditions.

131.
~~130.~~(a)    In case of a sale by the liquidator under section ~~260~~601 of the Companies Act, the liquidator may by the contract of sale agree so as to bind all the members for the allotment to the members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the said section.

(b)
The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

132.
~~131.~~ If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Acts, may divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

133.
~~132.~~(a)    Subject to the provisions of and so far as may be admitted by the Acts, every Director and the Secretary of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgement is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

(b)
The Directors shall have power to purchase and maintain for any Director, the Secretary or any employees of the Company or its subsidiaries insurance against any such liability as referred to in section ~~200~~235 of the Companies Act.

(c)
As far as is permissible under the Acts, the Company shall indemnify any current or former executive officer of the Company (excluding any present or former Directors of the Company or Secretary of the Company), or any person who is serving or has served at the request of the Company as a director or executive officer of another company, joint venture, trust or other enterprise, including any Company subsidiary (each individually, a “Covered Person”), against any expenses, including attorney’s fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he or she was or is threatened to be made a party, or is otherwise involved (a “proceeding”), by reason of the fact that he or she is or was a Covered Person; provided, however, that this provision shall not indemnify any Covered Person against any liability arising out of (a) any fraud or dishonesty in the performance of such Covered Person’s duty to the Company, or (b) such Covered Party’s conscious, intentional or wilful breach of the obligation to act honestly and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of statutory auditor in relation to the Company.

(d)
In the case of any threatened, pending or completed action, suit or proceeding by or in the name of the Company, the Company shall indemnify each Covered Person against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company, or for conscious, intentional or wilful breach of his or her obligation to act honestly and in good faith with a view to the best interests of the Company, unless and only to the extent that the High Court of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of statutory auditor in relation to the Company.

(e)
Any indemnification under this article (unless ordered by a court) shall be made by the Company only as authorised in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable standard of conduct set forth in this article. Such determination shall be made by any person or persons having the authority to act on the matter on behalf of the Company. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defence of any proceeding, or in defence of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without necessity of authorisation in the specific case.

(f)
As far as permissible under the Acts, expenses, including attorneys’ fees, incurred in defending any proceeding for which indemnification is permitted pursuant to this article shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of an undertaking by the particular indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company pursuant to these articles.

(g)
It being the policy of the Company that indemnification of the persons specified in this article shall be made to the fullest extent permitted by law, the indemnification provided by this article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these articles, any agreement, any insurance purchased by the Company, vote of members or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which he or she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth. As used in this article, references to the “Company” include all constituent companies in a scheme of arrangement, consolidation or merger in which the Company or a predecessor to the Company by scheme of arrangement, consolidation or merger was involved. The indemnification provided by this article shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of their heirs, executors, and administrators.

UNTRACED HOLDERS

134.
~~133.~~(a)    The Company shall be entitled to sell at the best price reasonably obtainable any share or stock of a member or any share or stock to which a person is entitled by transmission if and provided that:

(i)
for a period of twelve years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the member or to the person entitled by transmission to the share or stock at his address on the Register or other last known address given by the member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission; and

(ii)
at the expiration of the said period of twelve years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in paragraph (a) of this article is located of its intention to sell such share or stock; and

(iii)
the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the member or person entitled by transmission.

(b)
To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share or stock and such instrument of transfer shall be as effective as if it had been executed by the registered Holder of or person entitled by transmission to such share or stock. The Company shall account to the member or other person entitled to such share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

(c)
To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any share of any member and any unclaimed cash payments relating to such share in any manner which it sees fit, including (but not limited to) transferring or selling such share and transferring to third parties any unclaimed cash payments relating to such share.

(d)
The Company may only exercise the powers granted to it in sub-paragraph (a) above in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in the Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.

(e)	Any stock transfer form to be executed by the Company in order to sell or transfer a share pursuant to sub-paragraph (a) may be executed in accordance with article 13(a).
DESTRUCTION OF DOCUMENTS

135.
~~134.~~ The Company may implement such document destruction policies as it so chooses in relation to any type of documents (whether in paper, electronic or other formats), and in particular (without limitation to the foregoing) may destroy:

(a)
any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

(b)	any instrument of transfer of shares which has been registered, at any time after the expiry of six years from the date of registration; and

(c)	any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it, and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(i)
the foregoing provisions of this article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(ii)
nothing contained in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(iii)	references in this article to the destruction of any document include references to its disposal in any manner.
SHAREHOLDER RIGHTS PLAN

136.
~~135.~~ The Board is hereby expressly authorised to adopt and amend any shareholder rights plan upon such terms and conditions as the Board deems expedient and in the interests of the Company, subject to applicable law.

We, the several persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this memorandum of association and we agree to take the number of shares in the capital of the company set opposite our respective names.

Names, addresses and descriptions of subscribers	Number of shares taken by each subscriber

For and on behalf of
Enceladus Holding Limited                39,994 Ordinary Shares of One Euro each
Arthur Cox Building
Earlsfort Terrace
Dublin 2
Corporate Body

For and on behalf of
DJR Nominees Limited                    One Ordinary Share of One Euro each
Arthur Cox Building
Earlsfort Terrace
Dublin 2
Corporate Body

For and on behalf of                    One Ordinary Share of One Euro each
Fand Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2
Corporate Body

For and on behalf of
Arthur Cox Nominees Limited                One Ordinary Share of One Euro each
Arthur Cox Building
Earlsfort Terrace
Dublin 2
Corporate Body

For and on behalf of
Arthur Cox Registrars Limited                One Ordinary Share of One Euro each
Arthur Cox Building
Earlsfort Terrace
Dublin 2
Corporate Body

For and on behalf of
Arthur Cox Trust Services Limited                One Ordinary Share of One Euro each
Arthur Cox Building
Earlsfort Terrace
Dublin 2
Corporate Body

For and on behalf of
Arthur Cox Trustees Limited                 One Ordinary Share of One Euro each
Arthur Cox Building
Earlsfort Terrace
Dublin 2
Corporate Body

Dated the 26th day of November 2013

Witness to the above signatures:

Name:        Emma Hickey

Address:        ARTHUR COX BUILDING
EARLSFORT TERRACE
DUBLIN 2

Occupation:    COMPANY SECRETARY

APPENDIX D
Reconciliation of GAAP to Non-GAAP Financial Measures

Pentair plc and Subsidiaries
Reconciliation of the GAAP years ended December 31, 2015 and 2014 to the non-GAAP excluding the effect of 2015 and 2014 adjustments (Unaudited)

In millions, except per-share data	2015	2014

Net sales	$6,449.0	$7,039.0
Operating income	177.2	851.9
% of net sales	2.7%	12.1%
Adjustments:
Restructuring and other	120.9	109.6
Pension and other post-retirement mark-to-market (gain) / loss	(23.0)	49.9
Intangible amortization	121.4	114.0
Impairment of goodwill and trade names	554.7	—
Inventory step-up	35.7	—
Deal related costs and expenses	14.3	—
Redomicile related expenses	—	10.3
Segment income	1,001.2	1,135.7
% of net sales	15.5%	16.1%
Net income (loss) from continuing operations—as reported	(65.0)	607.0
Loss on sale of businesses, net of tax	2.7	—
Amortization of bridge financing fees, net of tax	8.3	—
Adjustments, net of tax	772.8	210.7
Net income from continuing operations—as adjusted	$718.8	$817.7
Continuing earnings per ordinary share—diluted
Diluted earnings (loss) per ordinary share—as reported	$(0.36)	$3.14
Adjustments	4.30	1.09
Diluted earnings per ordinary share—as adjusted	$3.94	$4.23

Pentair plc and Subsidiaries
Free Cash Flow for years ended December 31, 2015 and 2014

In millions	2015	2014
Net cash provided by (used for) operating activities of continuing operations	$750.0	$1,005.0
Capital expenditures	(134.3)	(129.6)
Proceeds from sale of property and equipment	27.3	13.1
Free cash flow	$643.0	$888.5

D-1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 3:00 a.m. Eastern Daylight Time on May 8, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 3:00 a.m. Eastern Daylight Time on May 8, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (which Broadridge will arrange to forward to Pentair plc’s registered address). In order to assure that your proxy card is tabulated in time to be voted at the Annual General Meeting, you must return your proxy card at the above address by 3:00 a.m. Eastern Daylight Time on May 8, 2016.

All instruments of proxy and proxy cards should be received by 3:00 a.m. Eastern Daylight Time on May 8, 2016.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                        M81589-P60140                         KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PENTAIR PLC
The Board of Directors recommends you vote FOR the following director nominees.
1.	Election of Directors		For	Against	Abstain	The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6A and 6B. Proposals 1, 2, 3 and 5 are ordinary resolutions. Proposals 4, 6A and 6B are special resolutions.

	1a.	Glynis A. Bryan	☐	☐	☐
								For	Against	Abstain
	1b.	Jerry W. Burris	☐	☐	☐	2.	To approve, by non-binding advisory vote, the compensation of the named executive officers.	☐	☐	☐

	1c.	Carol Anthony (John) Davidson	☐	☐	☐
3.

To ratify, by non-binding advisory vote, the appointment of Deloitte & Touche LLP as the independent auditors of Pentair plc and to authorize, by binding vote, the Audit and Finance Committee to set the auditors’ remuneration.
								☐	☐	☐
	1d.	Jacques Esculier	☐	☐	☐

	1e.	T. Michael Glenn	☐	☐	☐

	1f.	David H.Y. Ho	☐	☐	☐	4.	To authorize the price range at which Pentair plc can re-allot shares it holds as treasury shares under Irish law.	☐	☐	☐

	1g.	Randall J. Hogan	☐	☐	☐
						5.	To amend Pentair plc’s Articles of Association to increase the maximum number of directors from eleven to twelve.	☐	☐	☐
	1h.	David A. Jones	☐	☐	☐

	1i.	Ronald L. Merriman	☐	☐	☐	6A.	To amend Pentair plc’s Articles of Association to make certain administrative amendments.	☐	☐	☐

	1j.	William T. Monahan	☐	☐	☐
						6B.	To amend Pentair plc’s Memorandum of Association to make certain administrative amendments.	☐	☐	☐
	1k.	Billie Ida Williamson	☐	☐	☐

Any shareholder entitled to attend and vote at the Annual General Meeting of Shareholders may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions given to him. Completion of a form of proxy will not preclude a member from attending and voting at the meeting in person.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

		Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the
Annual General Meeting to be held on May 10, 2016:

The Annual Report, Notice of Annual General Meeting, Proxy Statement and
Irish Financial Statements and Related Reports are available at www.proxyvote.com.

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M81590-P60140

PENTAIR PLC
Annual General Meeting of Shareholders
May 10, 2016	8:00 a.m.	Local Time
This proxy is solicited by the Board of Directors.
The signatory, revoking any proxy heretofore given in connection with the Meeting (as defined below), hereby appoints Randall J. Hogan, John L. Stauch and Angela D. Jilek, or any of them (the “Proxies”), as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent, speak and to vote at the Meeting, as designated on the reverse side of this card, all ordinary shares of Pentair plc that the signatory is entitled to vote at the Annual General Meeting of Shareholders to be held at 8:00 AM, local time, on May 10, 2016, at the Four Seasons Hotel, Hamilton Place, Park Lane, London, England, W1J7DR, and any adjournment or postponement thereof (the “Meeting”).
If you wish to appoint as proxy any other person or persons, please contact the Corporate Secretary.
If the signatory is a participant in the Pentair Retirement Savings and Stock Incentive Plan (“Pentair ESOP”), the signatory hereby directs Fidelity Management Trust Company as Pentair ESOP Trustee, to vote at the Meeting, as designated on the reverse side of this card, all of the ordinary shares of Pentair plc allocated to the signatory’s account in the Pentair ESOP as of March 7, 2016.
If the signatory is a participant in the Pentair plc Employee Stock Purchase and Bonus Plan or the Pentair plc International Stock Purchase and Bonus Plan (the “Purchase Plans”), the signatory, revoking any proxy heretofore given in connection with the Meeting, hereby appoints the Proxies, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes the Proxies to represent and to vote at the Meeting, as designated on the reverse side of this card, all of the ordinary shares of Pentair plc allocated to the signatory’s account in the Purchase Plans as of March 7, 2016.
In the event of other agenda items or proposals during the Meeting on which voting is permissible under Irish law, you instruct the Proxies, in the absence of other specific instructions, to vote the shares in accordance with the Board of Directors’ recommendations.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side.